UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

 (Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43240

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	22
Financial Highlights	26
Notes to Financial Statements	28
Schedule of Shareholder Expenses	35

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	6.77%
Barclays Capital U.S. Aggregate Index	5.33%

Net Assets as of 6/30/2010	$268,137,828

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

MARKET OVERVIEW

Risk assets carried momentum from their 2009 rally into 2010 before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. The resulting risk aversion caused most stock markets to decline and led many investors to seek haven in U.S. Treasuries, sending their prices higher and yields sharply lower. Late in the reporting period, the yield for a 10-Year U.S. Treasury note fell below 3.00% for the first time since April 2009, while the yield for 2-Year notes fell to an historical low.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Core Bond Portfolio (Class 1 Shares) outperformed the Barclays Capital U.S. Aggregate Index for the six months ended June 30, 2010.

The Portfolio’s relative performance was helped by its positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time. While yields fell across the nearly every part of the yield curve during the reporting period, the drop in yield was least pronounced among 20 to 30 year U.S. Treasuries. Accordingly, prices for these U.S. Treasuries rose less than other areas of the yield curve, as bond prices are inversely related to changes in yield. The Portfolio, which was underweight the 20 to 30 year portion of the yield curve, benefited from this development during the reporting period. In addition, the Fund’s overweight the 5 to 10 portion of the yield curve contributed to relative performance, as these yields fell more sharply than other areas of the yield curve during the reporting period. Other contributors to relative performance included the Fund’s overweight in spread sectors (non-U.S. Treasuries) and underweight U.S. Treasuries, as spread sectors outperformed U.S. Treasuries during the reporting period despite the increasing risk aversion in the second quarter of 2010.

On the negative side, the Portfolio’s underweight in commercial mortgage-backed securities (CMBS) hurt relative performance, as their spreads continued to narrow during the first quarter of 2010. Generally, when spreads of a particular group of securities narrow, their prices rise and their yields fall. Even though the widespread risk aversion in the second quarter of 2010 caused spreads to widen and stalled the sector’s strong performance since the market bottom of March 2009, the Portfolio’s underweight in CMBS was still a net detractor for the reporting period.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers continued to focus on security selection and relative value as their primary strategy. They emphasized bottom-up portfolio construction and identified what they believed were undervalued securities. The Portfolio was overweight the intermediate part of the yield curve as the portfolio managers believed that these U.S. Treasuries had the most attractive risk/reward profile. The portfolio managers also found attractive investment opportunities, in their view, among collateralized-mortgage obligations, focusing on senior-structure, seasoned-vintage bonds, which generally exhibit less volatility than their more recent vintage counterparts.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	49.2%
U.S. Treasury Obligations	17.7
Corporate Bonds	12.2
U.S. Government Agency Securities	9.4
Mortgage Pass-Through Securities	7.1
Commercial Mortgage-Backed Securities	1.5
Asset-Backed Securities	1.1
Others (each less than 1.0%)	0.2
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/1/97	6.77%	11.86%	5.60%	6.52%
CLASS 2 SHARES	8/16/06	6.70	11.69	5.41	6.43

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays Capital U.S. Aggregate Index and the Lipper Variable Underlying Funds General U.S. Government Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 1.1%
50,000	Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.450%, 05/15/14	50,212
	AmeriCredit Automobile Receivables Trust,
267,659	Series 2006-BG, Class A4, 5.210%, 09/06/13	274,465
35,000	Series 2010-1, Class A2, 0.970%, 01/15/13	34,970
25,000	Series 2010-1, Class A3, 1.660%, 03/17/14	25,068
	Bank of America Auto Trust,
200,000	Series 2009-1A, Class A3, 2.670%, 07/15/13 (e)	203,523
100,000	Series 2010-1A, Class A3, 1.390%, 03/15/14 (e)	100,454
100,000	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	101,543
44,980	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.717%, 04/25/36	30,097
60,000	CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.560%, 07/15/14	60,346
200,000	Centex Home Equity, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	194,870
450,000	Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.950%, 02/18/14	481,188
125,000	CNH Equipment Trust, Series 2010-A, Class A3, 1.540%, 07/15/14	125,723
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.627%, 04/25/34	839
120,000	Series 2004-1, Class M1, VAR, 0.847%, 03/25/34	92,683
100,000	Series 2004-1, Class M2, VAR, 0.897%, 03/25/34	79,966
24,861	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.650%, 02/15/34	11,552
100,000	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.790%, 08/15/13	101,875
100,000	Honda Auto Receivables Owner Trust, Series 2009-2, Class A4, 4.430%, 07/15/15	105,779
	Long Beach Mortgage Loan Trust,
262,307	Series 2003-4, Class M1, VAR, 1.367%, 08/25/33	191,738
190,000	Series 2004-1, Class M1, VAR, 1.097%, 02/25/34	134,754
125,000	Series 2004-1, Class M2, VAR, 1.172%, 02/25/34	104,586
40,818	Series 2006-WL2, Class 2A3, VAR, 0.547%, 01/25/36	32,857
160,000	MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	170,645
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.797%, 03/25/35	104,785
12,447	Residential Asset Securities Corp., Series 2003-KS9, Class A2B, VAR, 0.987%, 11/25/33	5,267
	Wachovia Asset Securitization, Inc.,
27,396	Series 2003-HE2, Class AII1, VAR, 0.607%, 06/25/33	20,067
59,644	Series 2003-HE3, Class A, VAR, 0.597%, 11/25/33	40,286
90,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.210%, 05/15/15	91,480
	Total Asset-Backed Securities (Cost $3,181,416)	2,971,618
Collateralized Mortgage Obligations — 49.0%
	Agency CMO — 37.7%
296,547	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	329,167
	Federal Home Loan Mortgage Corp. REMICS,
9,469	Series 11, Class D, 9.500%, 07/15/19	10,215
7,458	Series 22, Class C, 9.500%, 04/15/20	8,131
1,496	Series 47, Class F, 10.000%, 06/15/20	1,688
1,222	Series 99, Class Z, 9.500%, 01/15/21	1,354
1,635	Series 1065, Class J, 9.000%, 04/15/21	1,840
217,715	Series 1113, Class J, 8.500%, 06/15/21	242,378
10,738	Series 1250, Class J, 7.000%, 05/15/22	11,934
19,781	Series 1316, Class Z, 8.000%, 06/15/22	22,220
32,593	Series 1324, Class Z, 7.000%, 07/15/22	36,224
153,213	Series 1343, Class LA, 8.000%, 08/15/22	172,101
31,539	Series 1343, Class LB, 7.500%, 08/15/22	35,318
21,091	Series 1394, Class ID, IF, 9.566%, 10/15/22	26,352
19,717	Series 1395, Class G, 6.000%, 10/15/22	21,399
14,492	Series 1505, Class Q, 7.000%, 05/15/23	16,107
28,335	Series 1518, Class G, IF, 8.768%, 05/15/23	31,172
28,000	Series 1541, Class O, VAR, 2.610%, 07/15/23	27,982
399,959	Series 1577, Class PV, 6.500%, 09/15/23	437,278
580,584	Series 1584, Class L, 6.500%, 09/15/23	640,729
20,644	Series 1596, Class D, 6.500%, 10/15/13	20,640
9,696	Series 1607, Class SA, IF, 18.197%, 10/15/13	11,268
23,174	Series 1609, Class LG, IF, 16.521%, 11/15/23	28,505
579,548	Series 1633, Class Z, 6.500%, 12/15/23	628,548
500,000	Series 1638, Class H, 6.500%, 12/15/23	553,047
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,561
139,394	Series 1694, Class PK, 6.500%, 03/15/24	151,718
17,539	Series 1700, Class GA, PO, 02/15/24	16,652
73,672	Series 1798, Class F, 5.000%, 05/15/23	75,466

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
157,582	Series 1863, Class Z, 6.500%, 07/15/26	172,725
4,027	Series 1865, Class D, PO, 02/15/24	2,854
50,106	Series 1981, Class Z, 6.000%, 05/15/27	54,381
63,110	Series 1987, Class PE, 7.500%, 09/15/27	70,831
248,758	Series 1999, Class PU, 7.000%, 10/15/27	278,337
17,020	Series 2025, Class PE, 6.300%, 01/15/13	17,017
403,374	Series 2031, Class PG, 7.000%, 02/15/28 (m)	441,821
16,401	Series 2033, Class SN, HB, IF, 23.236%, 03/15/24	9,289
367,619	Series 2035, Class PC, 6.950%, 03/15/28	382,436
27,572	Series 2038, Class PN, IO, 7.000%, 03/15/28	5,694
77,343	Series 2054, Class PV, 7.500%, 05/15/28	81,554
28,104	Series 2055, Class OE, 6.500%, 05/15/13	28,759
446,264	Series 2057, Class PE, 6.750%, 05/15/28	495,981
127,440	Series 2064, Class TE, 7.000%, 06/15/28	134,528
96,641	Series 2075, Class PH, 6.500%, 08/15/28	103,822
390,686	Series 2095, Class PE, 6.000%, 11/15/28	427,789
46,850	Series 2102, Class TU, 6.000%, 12/15/13	49,637
101,819	Series 2115, Class PE, 6.000%, 01/15/14	107,100
20,174	Series 2132, Class SB, HB, IF, 29.017%, 03/15/29	31,854
39,523	Series 2134, Class PI, IO, 6.500%, 03/15/19	5,189
6,570	Series 2135, Class UK, IO, 6.500%, 03/15/14	455
137,017	Series 2178, Class PB, 7.000%, 08/15/29	153,651
183,028	Series 2182, Class ZB, 8.000%, 09/15/29	205,592
33,105	Series 2247, Class Z, 7.500%, 08/15/30	36,531
438,882	Series 2259, Class ZC, 7.350%, 10/15/30	488,188
9,746	Series 2261, Class ZY, 7.500%, 10/15/30	10,047
178,924	Series 2283, Class K, 6.500%, 12/15/23	195,123
18,385	Series 2306, Class K, PO, 05/15/24	16,915
44,124	Series 2306, Class SE, IF, IO, 7.270%, 05/15/24	8,680
65,215	Series 2325, Class PM, 7.000%, 06/15/31	72,581
327,266	Series 2344, Class ZD, 6.500%, 08/15/31	359,940
54,495	Series 2344, Class ZJ, 6.500%, 08/15/31	59,929
31,303	Series 2345, Class NE, 6.500%, 08/15/31	33,737
276,878	Series 2345, Class PQ, 6.500%, 08/15/16	298,279
98,502	Series 2355, Class BP, 6.000%, 09/15/16	106,475
209,830	Series 2359, Class ZB, 8.500%, 06/15/31	241,058
464,628	Series 2367, Class ME, 6.500%, 10/15/31	509,954
50,685	Series 2390, Class DO, PO, 12/15/31	45,578
162,717	Series 2391, Class QR, 5.500%, 12/15/16	175,485
137,181	Series 2394, Class MC, 6.000%, 12/15/16	148,381
70,998	Series 2410, Class OE, 6.375%, 02/15/32	76,049
96,057	Series 2410, Class QS, IF, 18.591%, 02/15/32	121,863
69,467	Series 2410, Class QX, IF, IO, 8.300%, 02/15/32	12,047
88,393	Series 2412, Class SP, IF, 15.401%, 02/15/32	107,249
135,527	Series 2423, Class MC, 7.000%, 03/15/32	150,406
230,325	Series 2423, Class MT, 7.000%, 03/15/32	255,604
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	260,149
470,000	Series 2435, Class VH, 6.000%, 07/15/19	489,427
99,658	Series 2444, Class ES, IF, IO, 7.600%, 03/15/32	15,800
66,439	Series 2450, Class SW, IF, IO, 7.650%, 03/15/32	11,194
266,209	Series 2455, Class GK, 6.500%, 05/15/32	292,855
114,119	Series 2460, Class VZ, 6.000%, 11/15/29	115,588
171,028	Series 2484, Class LZ, 6.500%, 07/15/32	189,173
790,000	Series 2500, Class MC, 6.000%, 09/15/32	887,735
73,579	Series 2503, Class BH, 5.500%, 09/15/17	79,785
202,163	Series 2515, Class DE, 4.000%, 03/15/32	209,278
717,794	Series 2527, Class BP, 5.000%, 11/15/17	769,258
309,435	Series 2535, Class BK, 5.500%, 12/15/22	339,807
5,300,000	Series 2543, Class YX, 6.000%, 12/15/32 (m)	6,044,202
500,000	Series 2544, Class HC, 6.000%, 12/15/32	566,277
67,201	Series 2565, Class MB, 6.000%, 05/15/30	68,885
500,000	Series 2575, Class ME, 6.000%, 02/15/33	570,657
3,230,000	Series 2578, Class PG, 5.000%, 02/15/18	3,512,883
80,635	Series 2586, Class WI, IO, 6.500%, 03/15/33	15,840
331,979	Series 2594, Class VQ, 6.000%, 08/15/20	345,511
71,788	Series 2597, Class DS, IF, IO, 7.200%, 02/15/33	3,240
157,706	Series 2599, Class DS, IF, IO, 6.650%, 02/15/33	5,088
238,188	Series 2610, Class DS, IF, IO, 6.750%, 03/15/33	13,970
311,673	Series 2611, Class SH, IF, IO, 7.300%, 10/15/21	14,951
509,911	Series 2626, Class KA, 3.000%, 03/15/30	515,760
548,235	Series 2626, Class NS, IF, IO, 6.200%, 06/15/23	51,276
469,857	Series 2631, Class TE, 4.500%, 02/15/28	473,205
567,965	Series 2636, Class Z, 4.500%, 06/15/18	606,145
199,277	Series 2638, Class DS, IF, 8.250%, 07/15/23	211,871
9,893	Series 2643, Class HI, IO, 4.500%, 12/15/16	154
345,954	Series 2647, Class A, 3.250%, 04/15/32	354,645
2,890,965	Series 2651, Class VZ, 4.500%, 07/15/18	3,084,871
2,438,000	Series 2656, Class BG, 5.000%, 10/15/32	2,670,852
33,649	Series 2656, Class SH, HB, IF, 20.551%, 02/15/25	34,850

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
292,782	Series 2668, Class SB, IF, 6.889%, 10/15/15	301,855
410,000	Series 2682, Class LC, 4.500%, 07/15/32	445,406
218,180	Series 2682, Class YS, IF, 8.469%, 10/15/33	220,251
2,500,000	Series 2684, Class PD, 5.000%, 03/15/29	2,613,335
273,213	Series 2684, Class TO, PO, 10/15/33	247,562
165,926	Series 2691, Class WS, IF, 8.475%, 10/15/33	167,219
121,276	Series 2705, Class SC, IF, 8.475%, 11/15/33	122,851
185,126	Series 2705, Class SD, IF, 8.550%, 11/15/33	180,976
750,000	Series 2727, Class BS, IF, 8.550%, 01/15/34	762,181
209,330	Series 2744, Class FE, VAR, 02/15/34	206,587
1,250,000	Series 2749, Class TD, 5.000%, 06/15/21	1,304,373
123,522	Series 2753, Class S, IF, 11.301%, 02/15/34	123,285
117,027	Series 2755, Class SA, IF, 13.501%, 05/15/30	127,491
97,179	Series 2766, Class SX, IF, 15.439%, 03/15/34	99,096
31,988	Series 2769, Class PO, PO, 03/15/34	31,240
357,372	Series 2776, Class SK, IF, 8.550%, 04/15/34	362,436
18,253	Series 2778, Class BS, IF, 14.876%, 04/15/34	18,629
184,140	Series 2780, Class JG, 4.500%, 04/15/19	193,132
625,000	Series 2827, Class DG, 4.500%, 07/15/19	669,152
96,049	Series 2827, Class SQ, IF, 7.500%, 01/15/19	98,891
1,034,752	Series 2929, Class PC, 5.000%, 01/15/28	1,063,381
24,758	Series 2975, Class KO, PO, 05/15/35	24,571
87,857	Series 2989, Class PO, PO, 06/15/23	83,665
300,000	Series 3047, Class OD, 5.500%, 10/15/35	331,106
547,084	Series 3085, Class VS, HB, IF, 27.321%, 12/15/35	799,863
162,439	Series 3117, Class EO, PO, 02/15/36	141,028
201,457	Series 3260, Class CS, IF, IO, 5.790%, 01/15/37	18,516
544,843	Series 3387, Class SA, IF, IO, 6.070%, 11/15/37	43,695
995,182	Series 3430, Class AI, IO, 1.417%, 09/15/12	16,799
1,238,559	Series 3455, Class SE, IF, IO, 5.850%, 06/15/38	137,674
	Federal Home Loan Mortgage Corp. STRIPS,
551,047	Series 233, Class 11, IO, 5.000%, 09/15/35	79,786
776,710	Series 239, Class S30, IF, IO, 7.350%, 08/15/36	90,806
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
23,406	Series T-41, Class 3A, VAR, 7.500%, 07/25/32	26,737
160,106	Series T-54, Class 2A, 6.500%, 02/25/43	177,343
73,674	Series T-54, Class 3A, 7.000%, 02/25/43	84,645
288,334	Series T-56, Class APO, PO, 05/25/43	258,271
44,247	Series T-58, Class APO, PO, 09/25/43	32,982
	Federal National Mortgage Association REMICS,
16,373	Series 1988-16, Class B, 9.500%, 06/25/18	18,772
7,416	Series 1989-83, Class H, 8.500%, 11/25/19	8,367
2,007	Series 1990-1, Class D, 8.800%, 01/25/20	2,309
9,454	Series 1990-10, Class L, 8.500%, 02/25/20	10,666
1,547	Series 1990-93, Class G, 5.500%, 08/25/20	1,641
33	Series 1990-140, Class K, HB, 652.145%, 12/25/20	556
3,225	Series 1990-143, Class J, 8.750%, 12/25/20	3,591
58,654	Series 1992-101, Class J, 7.500%, 06/25/22	61,928
23,973	Series 1992-143, Class MA, 5.500%, 09/25/22	26,606
70,923	Series 1993-146, Class E, PO, 05/25/23	65,537
180,367	Series 1993-155, Class PJ, 7.000%, 09/25/23	202,519
5,427	Series 1993-165, Class SD, IF, 10.984%, 09/25/23	6,228
27,065	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	34,544
16,830	Series 1993-167, Class GA, 7.000%, 09/25/23	17,351
247,114	Series 1993-203, Class PL, 6.500%, 10/25/23	273,566
23,499	Series 1993-205, Class H, PO, 09/25/23	21,932
1,796,429	Series 1993-223, Class PZ, 6.500%, 12/25/23	2,004,618
211,394	Series 1993-225, Class UB, 6.500%, 12/25/23	228,232
5,589	Series 1993-230, Class FA, VAR, 0.975%, 12/25/23	5,641
516,719	Series 1993-250, Class Z, 7.000%, 12/25/23	553,161
52,268	Series 1993-257, Class C, PO, 06/25/23	51,994
576,736	Series 1994-37, Class L, 6.500%, 03/25/24	637,924
5,297,798	Series 1994-72, Class K, 6.000%, 04/25/24	5,886,504
42,151	Series 1995-2, Class Z, 8.500%, 01/25/25	47,556
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	91,956
10,674	Series 1996-59, Class J, 6.500%, 08/25/22	11,953
59,799	Series 1996-59, Class K, 6.500%, 07/25/23	62,060
341,288	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	16,742
34,130	Series 1997-39, Class PD, 7.500%, 05/20/27	38,600
77,138	Series 1997-46, Class PL, 6.000%, 07/18/27	83,456
187,945	Series 1997-61, Class ZC, 7.000%, 02/25/23	207,114
72,246	Series 1998-36, Class ZB, 6.000%, 07/18/28	80,668
83,268	Series 1998-43, Class SA, IF, IO, 15.813%, 04/25/23	33,729
112,600	Series 1998-46, Class GZ, 6.500%, 08/18/28	125,990
267,141	Series 1998-58, Class PC, 6.500%, 10/25/28	294,770
514,326	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	103,861
13,665	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	2,985

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
215,993	Series 2001-4, Class PC, 7.000%, 03/25/21	244,547
176,339	Series 2001-30, Class PM, 7.000%, 07/25/31	199,196
905,433	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	157,589
251,633	Series 2001-36, Class DE, 7.000%, 08/25/31	284,036
33,464	Series 2001-44, Class PD, 7.000%, 09/25/31	37,783
142,925	Series 2001-52, Class XN, 6.500%, 11/25/15	154,789
438,022	Series 2001-61, Class Z, 7.000%, 11/25/31	494,484
172,978	Series 2001-69, Class PG, 6.000%, 12/25/16	187,556
120,382	Series 2001-71, Class QE, 6.000%, 12/25/16	130,547
42,252	Series 2001-80, Class PE, 6.000%, 07/25/29	43,783
74,159	Series 2002-1, Class HC, 6.500%, 02/25/22	82,968
19,951	Series 2002-1, Class SA, HB, IF, 24.059%, 02/25/32	27,981
180,097	Series 2002-2, Class UC, 6.000%, 02/25/17	194,443
202,323	Series 2002-3, Class OG, 6.000%, 02/25/17	219,341
479,312	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	25,530
228,020	Series 2002-28, Class PK, 6.500%, 05/25/32	254,699
761,516	Series 2002-62, Class ZE, 5.500%, 11/25/17	822,556
600,667	Series 2002-68, Class SH, IF, IO, 7.652%, 10/18/32	96,494
80,375	Series 2002-77, Class S, IF, 13.847%, 12/25/32	94,877
14,362	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	755
500,000	Series 2002-94, Class BK, 5.500%, 01/25/18	549,928
396,143	Series 2003-7, Class A1, 6.500%, 12/25/42	438,790
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	300,346
2,000,000	Series 2003-35, Class MD, 5.000%, 11/25/16	2,051,351
250,000	Series 2003-41, Class PE, 5.500%, 05/25/23	278,773
177,802	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	30,411
100,000	Series 2003-47, Class PE, 5.750%, 06/25/33	112,705
72,389	Series 2003-64, Class SX, IF, 12.866%, 07/25/33	76,752
127,959	Series 2003-66, Class PA, 3.500%, 02/25/33	132,135
647,059	Series 2003-68, Class LC, 3.000%, 07/25/22	657,441
272,254	Series 2003-68, Class QP, 3.000%, 07/25/22	278,214
137,818	Series 2003-71, Class DS, IF, 6.995%, 08/25/33	137,101
447,944	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	26,317
531,031	Series 2003-80, Class SY, IF, IO, 7.303%, 06/25/23	66,100
3,600,000	Series 2003-81, Class MC, 5.000%, 12/25/32	3,938,060
600,000	Series 2003-82, Class VB, 5.500%, 08/25/33	658,447
80,443	Series 2003-91, Class SD, IF, 11.921%, 09/25/33	88,701
250,000	Series 2003-106, Class US, IF, 8.554%, 11/25/23	255,061
523,184	Series 2003-116, Class SB, IF, IO, 7.253%, 11/25/33	97,867
2,901,667	Series 2003-128, Class DY, 4.500%, 01/25/24	3,086,614
83,608	Series 2003-130, Class SX, IF, 10.999%, 01/25/34	90,928
135,571	Series 2003-132, Class OA, PO, 08/25/33	122,321
1,850,000	Series 2004-2, Class OE, 5.000%, 05/25/23	2,002,348
226,811	Series 2004-4, Class QM, IF, 13.506%, 06/25/33	258,465
144,025	Series 2004-10, Class SC, HB, IF, 27.211%, 02/25/34	194,731
160,575	Series 2004-14, Class SD, IF, 8.554%, 03/25/34	163,535
174,232	Series 2004-21, Class CO, PO, 04/25/34	126,568
133,934	Series 2004-22, Class A, 4.000%, 04/25/19	131,563
294,707	Series 2004-36, Class SA, IF, 18.570%, 05/25/34	377,365
219,350	Series 2004-46, Class SK, IF, 15.545%, 05/25/34	251,914
50,001	Series 2004-51, Class SY, IF, 13.546%, 07/25/34	59,084
150,029	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	165,316
1,201,058	Series 2004-75, Class VK, 4.500%, 09/25/22	1,303,494
200,000	Series 2004-76, Class CL, 4.000%, 10/25/19	210,555
95,200	Series 2004-92, Class JO, PO, 12/25/34	94,315
437,780	Series 2005-28, Class JA, 5.000%, 04/25/35	432,858
428,847	Series 2005-45, Class DC, HB, IF, 23.037%, 06/25/35	620,587
124,845	Series 2005-47, Class AN, 5.000%, 12/25/16	126,949
245,735	Series 2005-52, Class PA, 6.500%, 06/25/35	266,870
853,000	Series 2005-68, Class BC, 5.250%, 06/25/35	937,650
652,056	Series 2005-84, Class XM, 5.750%, 10/25/35	729,878
700,000	Series 2005-110, Class MN, 5.500%, 06/25/35	774,976
156,854	Series 2006-22, Class AO, PO, 04/25/36	134,194
112,353	Series 2006-46, Class SW, HB, IF, 22.926%, 06/25/36	153,454
355,320	Series 2006-59, Class QO, PO, 01/25/33	320,293
423,738	Series 2006-110, Class PO, PO, 11/25/36	381,224
535,409	Series 2007-7, Class SG, IF, IO, 6.153%, 08/25/36	23,223

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,312,075	Series 2007-53, Class SH, IF, IO, 5.753%, 06/25/37	110,688
530,378	Series 2007-88, Class VI, IF, IO, 6.193%, 09/25/37	69,374
860,184	Series 2007-100, Class SM, IF, IO, 6.103%, 10/25/37	93,748
893,129	Series 2008-1, Class BI, IF, IO, 5.563%, 02/25/38	98,248
382,129	Series 2008-16, Class IS, IF, IO, 5.853%, 03/25/38	42,126
478,159	Series 2008-46, Class HI, IO, VAR, 6.620%, 06/25/38	37,755
336,965	Series 2008-53, Class CI, IF, IO, 6.853%, 07/25/38	30,535
12,626	Series G92-15, Class Z, 7.000%, 01/25/22	12,850
4,526	Series G92-42, Class Z, 7.000%, 07/25/22	5,066
123,720	Series G92-44, Class ZQ, 8.000%, 07/25/22	138,813
54,673	Series G92-54, Class ZQ, 7.500%, 09/25/22	61,576
3,435	Series G92-59, Class F, VAR, 2.525%, 10/25/22	3,437
9,373	Series G92-61, Class Z, 7.000%, 10/25/22	10,356
20,499	Series G92-66, Class KA, 6.000%, 12/25/22	22,930
96,952	Series G92-66, Class KB, 7.000%, 12/25/22	108,829
27,277	Series G93-1, Class KA, 7.900%, 01/25/23	31,291
28,405	Series G93-17, Class SI, IF, 6.000%, 04/25/23	29,997
	Federal National Mortgage Association STRIPS,
65,186	Series 329, Class 1, PO, 01/01/33	58,648
257,012	Series 365, Class 8, IO, 5.500%, 05/01/36	31,119
	Federal National Mortgage Association Whole Loan,
103,745	Series 1999-W1, Class PO, 02/25/29	71,340
493,626	Series 1999-W4, Class A9, 6.250%, 02/25/29	526,689
848,582	Series 2002-W7, Class A4, 6.000%, 06/25/29	933,042
566,495	Series 2003-W1, Class 1A1, 6.500%, 12/25/42	627,482
71,240	Series 2003-W1, Class 2A, 7.500%, 12/25/42	82,692
99,347	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	113,999
	Government National Mortgage Association,
80,325	Series 1994-3, Class PQ, 7.488%, 07/16/24	86,446
357,470	Series 1994-7, Class PQ, 6.500%, 10/16/24	398,411
83,121	Series 1996-16, Class E, 7.500%, 08/16/26	86,455
79,660	Series 1997-8, Class PN, 7.500%, 05/16/27	83,658
199,677	Series 1998-22, Class PD, 6.500%, 09/20/28	208,549
94,572	Series 1998-26, Class K, 7.500%, 09/17/25	107,044
63,749	Series 1999-17, Class L, 6.000%, 05/20/29	67,206
76,592	Series 1999-41, Class Z, 8.000%, 11/16/29	86,812
48,704	Series 1999-44, Class PC, 7.500%, 12/20/29	55,980
60,173	Series 1999-44, Class ZG, 8.000%, 12/20/29	66,999
41,621	Series 2000-6, Class Z, 7.500%, 02/20/30	45,861
73,740	Series 2000-14, Class PD, 7.000%, 02/16/30	78,619
277,017	Series 2000-21, Class Z, 9.000%, 03/16/30	315,799
33,418	Series 2000-26, Class Z, 7.750%, 09/20/30	37,125
5,193	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	1,205
800,000	Series 2000-36, Class PB, 7.500%, 11/16/30	825,116
62,185	Series 2000-37, Class B, 8.000%, 12/20/30	70,482
16,419	Series 2000-38, Class AH, 7.150%, 12/20/30	18,799
43,159	Series 2001-4, Class SJ, IF, IO, 7.802%, 01/19/30	8,393
2,403,371	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	2,546,597
342,168	Series 2001-22, Class PS, HB, IF, 20.099%, 03/17/31	484,057
122,880	Series 2001-36, Class S, IF, IO, 7.700%, 08/16/31	21,713
344,585	Series 2001-53, Class SR, IF, IO, 7.802%, 10/20/31	30,360
168,490	Series 2001-64, Class MQ, 6.500%, 12/20/31	179,675
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,101,477
22,572	Series 2002-24, Class SB, IF, 11.400%, 04/16/32	25,848
107,928	Series 2002-54, Class GB, 6.500%, 08/20/32	115,397
92,662	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	3,580
13,781	Series 2003-24, Class PO, PO, 03/16/33	11,514
5,420,817	Series 2003-59, Class XA, IO, VAR, 2.046%, 06/16/34	346,848
2,759,774	Series 2003-75, Class BE, 6.000%, 04/16/28	2,826,103
241,765	Series 2003-76, Class LS, IF, IO, 6.852%, 09/20/31	14,332
761,492	Series 2004-11, Class SW, IF, IO, 5.153%, 02/20/34	94,194
62,637	Series 2004-28, Class S, IF, 18.701%, 04/16/34	80,100
1,075,762	Series 2004-62, Class VA, 5.500%, 07/20/15	1,143,717
727,302	Series 2007-45, Class QA, IF, IO, 6.293%, 07/20/37	84,439
651,165	Series 2007-76, Class SA, IF, IO, 6.182%, 11/20/37	60,925
701,508	Series 2008-2, Class MS, IF, IO, 6.810%, 01/16/38	89,326
471,256	Series 2008-55, Class SA, IF, IO, 5.852%, 06/20/38	43,380
393,417	Series 2009-6, Class SA, IF, IO, 5.750%, 02/16/39	31,749

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,062,140	Series 2009-6, Class SH, IF, IO, 5.693%, 02/20/39	90,952
644,205	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	92,788
440,644	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	58,103
1,413,960	Series 2009-22, Class SA, IF, IO, 5.923%, 04/20/39	151,364
1,424,165	Series 2009-31, Class ST, IF, IO, 6.002%, 03/20/39	114,197
1,424,165	Series 2009-31, Class TS, IF, IO, 5.952%, 03/20/39	134,053
356,296	Series 2009-79, Class OK, PO, 11/16/37	319,703
	Vendee Mortgage Trust,
100,526	Series 1994-1, Class 1, VAR, 5.627%, 02/15/24	109,275
238,714	Series 1996-1, Class 1Z, 6.750%, 02/15/26	262,548
128,771	Series 1996-2, Class 1Z, 6.750%, 06/15/26	146,155
468,040	Series 1997-1, Class 2Z, 7.500%, 02/15/27	526,893
129,007	Series 1998-1, Class 2E, 7.000%, 03/15/28	142,876
		101,167,567
	Non-Agency CMO — 11.3%
9,569	Adjustable Rate Mortgage Trust, Series 2004-1, Class 9A2, VAR, 1.147%, 01/25/35	9,141
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.848%, 09/25/35	223,769
	Banc of America Alternative Loan Trust,
235,562	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	239,362
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	201,415
102,475	Series 2004-6, Class 15PO, PO, 07/25/19	83,575
	Banc of America Funding Corp.,
162,211	Series 2003-1, Class APO, PO, 05/20/33	111,739
275,572	Series 2003-3, Class 1A33, 5.500%, 10/25/33	280,857
102,532	Series 2004-1, Class PO, PO, 03/25/34	73,695
835,886	Series 2005-6, Class 2A7, 5.500%, 10/25/35	763,420
165,238	Series 2005-7, Class 30PO, PO, 11/25/35	110,815
403,724	Series 2005-E, Class 4A1, VAR, 2.979%, 03/20/35	380,525
	Banc of America Mortgage Securities, Inc.,
54,542	Series 2002-10, Class APO, PO, 11/25/32	39,318
47,457	Series 2003-8, Class APO, PO, 11/25/33	33,051
44,961	Series 2004-4, Class APO, PO, 05/25/34	32,369
558,516	Series 2004-5, Class 2A2, 5.500%, 06/25/34	511,747
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	169,075
169,035	Series 2004-6, Class APO, PO, 07/25/34	106,603
263,352	Series 2004-7, Class 1A19, PO, 08/25/34	179,866
306,579	Series 2004-J, Class 3A1, VAR, 5.087%, 11/25/34	278,306
1,592,116	Series 2005-5, Class 1A26, IO, 5.500%, 06/25/35	98,945
	Bear Stearns Adjustable Rate Mortgage Trust,
172,078	Series 2003-7, Class 3A, VAR, 4.072%, 10/25/33	168,966
254,103	Series 2005-5, Class A1, VAR, 2.530%, 08/25/35	242,627
667,864	Series 2006-1, Class A1, VAR, 4.625%, 02/25/36	604,680
371,879	Citicorp Mortgage Securities, Inc., Series 2004-5, Class 2A5, 4.500%, 08/25/34	378,899
	Citigroup Mortgage Loan Trust, Inc.,
39,263	Series 2003-UP3, Class A3, 7.000%, 09/25/33	39,431
132,981	Series 2003-UST1, Class A1, 5.500%, 12/25/18	137,132
61,830	Series 2003-UST1, Class PO1, PO, 12/25/18	51,068
34,658	Series 2003-UST1, Class PO3, PO, 12/25/18	29,474
148,274	Series 2005-1, Class 2A1A, VAR, 3.274%, 04/25/35	86,659
	Countrywide Alternative Loan Trust,
162,009	Series 2002-8, Class A4, 6.500%, 07/25/32	156,189
67,263	Series 2003-J1, Class PO, PO, 10/25/33	49,197
1,589,446	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,402,388
200,000	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	199,224
192,607	Series 2005-5R, Class A1, 5.250%, 12/25/18	174,959
924,006	Series 2005-20CB, Class 3A8, IF, IO, 4.403%, 07/25/35	78,585
91,381	Series 2005-26CB, Class A10, IF, 12.421%, 07/25/35	92,798
1,181,600	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	921,062
600,000	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	468,802
1,785,877	Series 2005-22T1, Class A2, IF, IO, 4.723%, 06/25/35	163,840
1,712,768	Series 2005-J1, Class 1A4, IF, IO, 4.753%, 02/25/35	127,663
200,000	Series 2007-21CB, Class 1A5, 6.000%, 09/25/37 (f) (i)	41,637
	Countrywide Home Loan Mortgage Pass-Through Trust,
422,945	Series 2003-26, Class 1A6, 3.500%, 08/25/33	398,104
74,470	Series 2003-34, Class A11, 5.250%, 09/25/33	76,453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
186,364	Series 2003-44, Class A6, PO, 10/25/33	165,452
112,562	Series 2003-J7, Class 4A3, IF, 9.325%, 08/25/18	107,339
136,515	Series 2004-7, Class 2A1, VAR, 2.420%, 06/25/34	130,755
85,409	Series 2004-HYB1, Class 2A, VAR, 3.311%, 05/20/34	71,468
108,499	Series 2004-HYB3, Class 2A, VAR, 2.612%, 06/20/34	87,326
406,497	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	416,782
79,727	Series 2004-J8, Class POA, PO, 11/25/19	64,991
500,000	Series 2005-16, Class A23, 5.500%, 09/25/35	436,965
535,950	Series 2005-22, Class 2A1, VAR, 5.086%, 11/25/35	395,083
73,247	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	60,796
330,933	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	244,430
	First Horizon Asset Securities, Inc.,
148,724	Series 2003-3, Class 1A4, 3.900%, 05/25/33	145,216
151,518	Series 2004-AR7, Class 2A1, VAR, 2.870%, 02/25/35	148,804
300,000	Series 2004-AR7, Class 2A2, VAR, 2.870%, 02/25/35	278,449
290,794	Series 2005-AR1, Class 2A2, VAR, 2.875%, 04/25/35	279,128
	GMAC Mortgage Corp. Loan Trust,
327,096	Series 2003-AR1, Class A4, VAR, 3.984%, 10/19/33	322,960
346,882	Series 2004-J5, Class A7, 6.500%, 01/25/35	361,688
650,000	Series 2005-AR3, Class 3A4, VAR, 3.258%, 06/19/35	512,717
	GSR Mortgage Loan Trust,
514,757	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	363,259
909,787	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	927,723
236,882	Series 2004-10F, Class 2A1, 5.000%, 08/25/19	243,354
67,798	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	44,268
2,329,854	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.436%, 08/25/35	21,842
	MASTR Adjustable Rate Mortgages Trust,
199,369	Series 2004-13, Class 2A1, VAR, 2.975%, 04/21/34	197,104
948,408	Series 2004-13, Class 3A6, VAR, 2.959%, 11/21/34	946,397
	MASTR Alternative Loans Trust,
272,077	Series 2003-9, Class 8A1, 6.000%, 01/25/34	257,372
722,617	Series 2004-4, Class 10A1, 5.000%, 05/25/24	723,847
373,475	Series 2004-6, Class 7A1, 6.000%, 07/25/34	364,239
52,328	Series 2004-7, Class 30PO, PO, 08/25/34	34,669
339,737	Series 2004-8, Class 6A1, 5.500%, 09/25/19	344,816
396,518	Series 2004-10, Class 1A1, 4.500%, 09/25/19	397,637
	MASTR Asset Securitization Trust,
134,461	Series 2003-12, Class 15, PO, 12/25/18	113,694
184,307	Series 2004-6, Class 15PO, PO, 05/25/19	153,054
171,711	Series 2004-8, Class PO, PO, 08/25/19	142,983
330,213	Series 2004-10, Class 15, PO, 10/25/19	272,500
638,449	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	395,838
94,368	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.667%, 02/25/35	70,047
86,694	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	84,339
729,535	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	95,752
	Residential Accredit Loans, Inc.,
173,381	Series 2002-QS8, Class A5, 6.250%, 06/25/17	179,487
875,301	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	751,921
45,657	Series 2003-QS3, Class A2, IF, 15.736%, 02/25/18	49,385
147,771	Series 2003-QS3, Class A8, IF, IO, 7.253%, 02/25/18	18,688
331,384	Series 2003-QS9, Class A3, IF, IO, 7.203%, 05/25/18	49,335
429,774	Series 2003-QS14, Class A1, 5.000%, 07/25/18	432,688
127,562	Series 2003-QS18, Class A1, 5.000%, 09/25/18	128,905
50,622	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	51,099
	Residential Funding Mortgage Securities I,
171,025	Series 2003-S7, Class A17, 4.000%, 05/25/33	169,715
280	Series 2003-S11, Class A1, 2.500%, 06/25/18	280
35,661	Series 2003-S12, Class 4A5, 4.500%, 12/25/32	35,562
227,042	Series 2005-SA4, Class 1A1, VAR, 3.611%, 09/25/35	177,327
10,717	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	10,682

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Salomon Brothers Mortgage Securities VII, Inc.,
194,284	Series 2003-HYB1, Class A, VAR, 3.690%, 09/25/33	187,884
15,567	Series 2003-UP2, Class PO1, PO, 12/25/18	13,021
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.938%, 06/25/34	385,187
	Structured Asset Securities Corp.,
287,710	Series 2003-8, Class 1A2, 5.000%, 04/25/18	275,774
259,592	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	249,677
194,672	Series 2004-20, Class 1A3, 5.250%, 11/25/34	194,296
50,827	Series 2005-6, Class 5A8, IF, 13.206%, 05/25/35	48,849
	WaMu Mortgage Pass-Through Certificates,
43,787	Series 2003-AR8, Class A, VAR, 2.834%, 08/25/33	43,802
221,172	Series 2003-AR9, Class 1A6, VAR, 2.829%, 09/25/33	220,078
174,982	Series 2003-S4, Class 3A, 5.500%, 06/25/33	183,183
372,093	Series 2003-S8, Class A4, 4.500%, 09/25/18	381,123
809,258	Series 2003-S10, Class A5, 5.000%, 10/25/18	811,230
62,251	Series 2003-S10, Class A6, PO, 10/25/18	59,289
145,715	Series 2003-S11, Class 2A5, IF, 16.095%, 11/25/33	156,024
79,535	Series 2004-AR3, Class A2, VAR, 2.709%, 06/25/34	78,622
214,940	Series 2004-AR14, Class A1, VAR, 2.734%, 01/25/35	211,995
271,961	Series 2004-S3, Class 2A3, IF, 17.883%, 07/25/34	278,582
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
2,394,540	Series 2005-2, Class 1A4, IF, IO, 4.703%, 04/25/35	232,860
838,699	Series 2005-2, Class 2A3, IF, IO, 4.653%, 04/25/35	80,286
628,266	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	97,985
796,170	Series 2005-4, Class CB7, 5.500%, 06/25/35	620,805
78,337	Series 2005-4, Class DP, PO, 06/25/20	63,975
239,077	Series 2005-6, Class 2A4, 5.500%, 08/25/35	195,032
31,523	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.500%, 05/25/32	32,536
	Wells Fargo Mortgage Backed Securities Trust,
192,023	Series 2004-7, Class 2A2, 5.000%, 07/25/19	200,406
164,146	Series 2004-EE, Class 3A1, VAR, 3.149%, 12/25/34	167,362
	Wells Fargo Mortgage-Backed Securities Trust,
123,426	Series 2003-8, Class A9, 4.500%, 08/25/18	125,301
663,000	Series 2003-11, Class 1A4, 4.750%, 10/25/18	670,634
50,909	Series 2003-11, Class 1APO, PO, 10/25/18	43,043
172,950	Series 2003-15, Class 1A1, 4.750%, 12/25/18	178,417
147,588	Series 2003-K, Class 1A1, VAR, 4.473%, 11/25/33	151,017
295,177	Series 2003-K, Class 1A2, VAR, 4.473%, 11/25/33	303,358
415,619	Series 2004-P, Class 2A1, VAR, 3.020%, 09/25/34	405,557
228,229	Series 2005-AR8, Class 2A1, VAR, 3.029%, 06/25/35	228,189
153,959	Series 2005-AR16, Class 2A1, VAR, 2.997%, 10/25/35	142,642
		30,215,608
	Total Collateralized Mortgage Obligations (Cost $125,325,093)	131,383,175
Commercial Mortgage-Backed Securities — 1.6%
	Banc of America Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	129,507
550,000	Series 2005-6, Class ASB, VAR, 5.350%, 09/10/47	584,312
250,000	Series 2006-4, Class A4, 5.634%, 07/10/46	256,930
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	258,822
250,000	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	261,189
360,000	Series 2006-PW11, Class A4, VAR, 5.624%, 03/11/39	382,498
118,419	Series 2006-PW14, Class A1, 5.044%, 12/11/38	120,775
72,223	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.920%, 03/15/49	73,395
565,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, VAR, 5.609%, 02/15/39	594,485
100,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.238%, 11/10/45	105,274
75,000	LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.742%, 02/15/30	78,407
329,601	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	340,749
	Morgan Stanley Capital I,
88,559	Series 2006-IQ12, Class A1, 5.257%, 12/15/43	90,160

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
41,646	Series 2006-T23, Class A1, 5.682%, 08/12/41	42,526
400,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.071%, 08/15/39	436,103
390,941	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.039%, 10/15/41	393,161
	Total Commercial Mortgage-Backed Securities (Cost $3,919,093)	4,148,293
Corporate Bonds — 12.1%
	Consumer Discretionary — 0.8%
	Automobiles — 0.0% (g)
60,000	Daimler Finance North America LLC, 7.300%, 01/15/12	64,675
	Media — 0.7%
	CBS Corp.,
21,000	5.750%, 04/15/20	22,540
50,000	7.875%, 07/30/30	57,890
125,000	Comcast Cable Communications LLC, 7.125%, 06/15/13	141,379
	Comcast Cable Holdings LLC,
335,000	9.800%, 02/01/12	374,782
75,000	10.125%, 04/15/22	105,733
	Comcast Corp.,
100,000	5.500%, 03/15/11	103,000
50,000	5.900%, 03/15/16	56,347
30,000	6.500%, 01/15/17	34,375
30,000	Cox Communications, Inc., 5.450%, 12/15/14	33,114
100,000	Historic TW, Inc., 9.150%, 02/01/23	134,631
	News America, Inc.,
50,000	7.250%, 05/18/18	60,145
150,000	7.300%, 04/30/28	168,352
	Time Warner Cable, Inc.,
50,000	6.750%, 07/01/18	57,394
50,000	7.300%, 07/01/38	58,050
70,000	8.250%, 02/14/14	82,743
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	64,105
25,000	8.375%, 07/15/33	31,032
150,000	10.150%, 05/01/12	170,910
75,000	Time Warner, Inc., 6.200%, 03/15/40	79,107
50,000	Viacom, Inc., 6.250%, 04/30/16	56,713
		1,892,342
	Specialty Retail — 0.1%
70,000	Home Depot, Inc., 5.400%, 03/01/16	77,911
75,000	Lowe’s Cos., Inc., 7.110%, 05/15/37	94,266
35,000	Staples, Inc., 9.750%, 01/15/14	42,933
		215,110
	Total Consumer Discretionary	2,172,127
	Consumer Staples — 0.4%
	Beverages — 0.1%
	Anheuser-Busch InBev Worldwide, Inc.,
50,000	7.200%, 01/15/14 (e)	57,492
25,000	7.750%, 01/15/19 (e)	30,344
50,000	Coca-Cola Enterprises, Inc., 8.500%, 02/01/12	55,628
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	107,439
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	22,383
45,000	Dr Pepper Snapple Group, Inc., 6.820%, 05/01/18	53,670
15,000	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	16,079
		343,035
	Food & Staples Retailing — 0.1%
30,000	CVS Caremark Corp., 6.125%, 09/15/39	32,068
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	84,776
		116,844
	Food Products — 0.2%
50,000	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	53,669
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	28,812
50,000	Kellogg Co., 4.250%, 03/06/13	53,588
	Kraft Foods, Inc.,
127,000	5.375%, 02/10/20	136,087
165,000	6.125%, 02/01/18	187,258
100,000	6.875%, 02/01/38	116,231
		575,645
	Household Products — 0.0% (g)
85,381	Procter & Gamble - ESOP, 9.360%, 01/01/21	108,015
	Total Consumer Staples	1,143,539
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	112,002
25,000	Cenovus Energy, Inc., (Canada), 5.700%, 10/15/19 (e)	27,306
	ConocoPhillips,
25,000	5.750%, 02/01/19	28,595
120,000	6.000%, 01/15/20	140,618
150,000	Marathon Oil Corp., 6.000%, 10/01/17	167,600

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	68,840
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	51,694
95,000	XTO Energy, Inc., 5.750%, 12/15/13	107,912
	Total Energy	704,567
	Financials — 7.1%
	Capital Markets — 2.0%
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	75,871
55,000	4.600%, 01/15/20	58,415
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	82,969
130,000	5.000%, 12/10/19	138,173
65,000	6.250%, 09/15/17	74,508
	Credit Suisse USA, Inc.,
50,000	4.875%, 01/15/15	53,603
500,000	6.125%, 11/15/11	531,138
	Goldman Sachs Group, Inc. (The),
375,000	4.750%, 07/15/13	391,528
55,000	5.150%, 01/15/14	57,587
150,000	5.250%, 10/15/13	158,116
156,000	5.375%, 03/15/20	154,146
100,000	5.500%, 11/15/14	105,872
150,000	5.950%, 01/18/18	155,807
75,000	5.950%, 01/15/27	70,785
100,000	6.250%, 09/01/17	105,843
80,000	6.750%, 10/01/37	78,427
200,000	6.875%, 01/15/11	205,056
125,000	7.500%, 02/15/19	139,723
	Jefferies Group, Inc.,
110,000	6.450%, 06/08/27	103,632
75,000	8.500%, 07/15/19	84,245
	Lehman Brothers Holdings, Inc.,
315,000	0.000%, 11/10/09 (d)	61,425
200,000	4.800%, 03/13/14 (d)	39,500
100,000	5.750%, 05/17/13 (d)	19,750
175,000	6.625%, 01/18/12 (d)	34,562
	Merrill Lynch & Co., Inc.,
100,000	4.790%, 08/04/10	100,292
120,000	5.450%, 07/15/14	126,950
30,000	6.050%, 08/15/12	31,897
244,000	6.150%, 04/25/13	260,870
110,000	6.400%, 08/28/17	114,701
90,000	6.875%, 04/25/18	96,010
	Morgan Stanley,
100,000	4.200%, 11/20/14	98,744
400,000	4.750%, 04/01/14	400,686
100,000	5.625%, 09/23/19	96,741
130,000	6.250%, 08/28/17	132,163
300,000	6.600%, 04/01/12	318,373
350,000	6.750%, 04/15/11	362,115
136,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	143,880
		5,264,103
	Commercial Banks — 1.6%
82,000	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	84,669
	Barclays Bank plc, (United Kingdom),
110,000	2.500%, 01/23/13	109,555
106,000	3.900%, 04/07/15	107,043
100,000	5.200%, 07/10/14	105,535
150,000	6.050%, 12/04/17 (e)	151,386
	BB&T Corp.,
50,000	3.375%, 09/25/13	51,568
100,000	3.950%, 04/29/16	102,612
50,000	4.900%, 06/30/17	51,548
75,000	Branch Banking & Trust Co., 4.875%, 01/15/13	79,654
150,000	Credit Suisse, (Switzerland), 5.000%, 05/15/13	160,258
350,000	Glitnir Banki HF, (Iceland), 10/15/08 (d) (e) (f) (i)	91,000
100,000	HSBC Bank plc, (United Kingdom), 3.500%, 06/28/15 (e)	100,962
35,000	KeyCorp, 6.500%, 05/14/13	38,286
75,000	Marshall & Ilsley Corp., 5.350%, 04/01/11	75,672
	National Australia Bank Ltd., (Australia),
200,000	2.500%, 01/08/13 (e)	202,001
100,000	3.750%, 03/02/15 (e)	102,380
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	155,972
50,000	5.250%, 11/15/15	53,229
25,000	6.700%, 06/10/19	28,650
200,000	Rabobank Nederland N.V., (Netherlands), 3.200%, 03/11/15 (e)	202,209
50,000	Regions Financial Corp., 7.375%, 12/10/37	43,076
250,000	SunTrust Banks, Inc., 6.375%, 04/01/11	257,810
	U.S. Bancorp,
90,000	2.000%, 06/14/13	90,859
100,000	7.500%, 06/01/26	113,411
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	248,762

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
100,000	5.750%, 04/25/18	103,166
	Wachovia Bank N.A.,
250,000	6.600%, 01/15/38	271,834
100,000	7.800%, 08/18/10	100,776
250,000	VAR, 0.867%, 03/15/16	232,902
	Wachovia Corp.,
250,000	5.500%, 05/01/13	271,335
50,000	5.750%, 02/01/18	54,777
200,000	Wells Fargo & Co., 3.750%, 10/01/14	204,766
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	67,653
121,000	4.875%, 11/19/19	124,964
		4,240,280
	Consumer Finance — 0.4%
50,000	American Express Credit Corp., 7.300%, 08/20/13	56,610
	Capital One Financial Corp.,
65,000	5.700%, 09/15/11	67,619
185,000	6.250%, 11/15/13	205,718
50,000	6.750%, 09/15/17	57,267
	HSBC Finance Corp.,
13,000	4.750%, 07/15/13	13,616
150,000	5.000%, 06/30/15	156,510
150,000	5.250%, 01/15/14	160,581
50,000	7.350%, 11/27/32	51,877
100,000	VAR, 0.553%, 01/15/14	93,722
20,000	John Deere Capital Corp., 4.500%, 04/03/13	21,543
100,000	SLM Corp., 5.375%, 01/15/13	96,971
87,000	Toyota Motor Credit Corp., 3.200%, 06/17/15	88,797
100,000	Washington Mutual Finance Corp., 6.875%, 05/15/11	103,663
		1,174,494
	Diversified Financial Services — 1.8%
150,000	BA Covered Bond Issuer, 5.500%, 06/14/12 (e)	160,452
	Bank of America Corp.,
42,000	4.500%, 04/01/15	42,450
295,000	5.650%, 05/01/18	302,320
205,000	5.750%, 12/01/17	212,602
50,000	6.500%, 08/01/16	54,111
200,000	7.375%, 05/15/14	224,152
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	89,277
100,000	6.200%, 09/30/13	113,434
100,000	7.050%, 10/01/18	120,621
50,000	7.150%, 02/15/19	61,583
	Citigroup, Inc.,
150,000	4.700%, 05/29/15	148,778
37,000	4.750%, 05/19/15	36,980
55,000	5.500%, 04/11/13	57,173
150,000	5.500%, 10/15/14	154,217
300,000	5.625%, 08/27/12	309,155
285,000	6.000%, 08/15/17	296,038
100,000	8.125%, 07/15/39	119,298
45,000	8.500%, 05/22/19	53,646
	CME Group, Inc.,
50,000	5.400%, 08/01/13	55,157
50,000	5.750%, 02/15/14	55,614
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	87,120
	General Electric Capital Corp.,
200,000	4.800%, 05/01/13	213,216
100,000	5.250%, 10/19/12	106,889
190,000	5.500%, 01/08/20	200,783
400,000	5.625%, 05/01/18	425,086
390,000	5.875%, 02/15/12 (c)	414,470
100,000	5.875%, 01/14/38	98,060
115,000	5.900%, 05/13/14	126,939
110,000	6.000%, 06/15/12	118,374
200,000	6.750%, 03/15/32	215,247
30,000	International Lease Finance Corp., 5.875%, 05/01/13	27,675
50,000	National Rural Utilities Cooperative Finance Corp., 2.625%, 09/16/12	51,296
		4,752,213
	FDIC Guaranteed Securities (˜) — 0.0% (g)
105,000	Goldman Sachs Group, Inc. (The), 3.250%, 06/15/12	109,949
	Insurance — 1.0%
130,000	American International Group, Inc., 4.250%, 05/15/13	125,450
60,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	65,788
300,000	ASIF Global Financing XIX, 4.900%, 01/17/13 (e)	294,000
100,000	Berkshire Hathaway Finance Corp., 5.750%, 01/15/40	105,888
165,000	Genworth Global Funding Trusts, 5.200%, 10/08/10	166,549
200,000	Jackson National Life Global Funding, 6.125%, 05/30/12 (e)	214,538

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
100,000	John Hancock Global Funding II, 7.900%, 07/02/10 (e)	100,034
70,000	Liberty Mutual Group, Inc., 7.500%, 08/15/36 (e)	69,124
	Metropolitan Life Global Funding I,
120,000	2.500%, 01/11/13 (e)	121,361
100,000	2.875%, 09/17/12 (e)	102,376
100,000	5.200%, 09/18/13 (e)	108,575
100,000	Nationwide Financial Services, 6.250%, 11/15/11	104,935
250,000	New York Life Global Funding, 5.375%, 09/15/13 (e)	274,056
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	102,347
400,000	Principal Life Global Funding I, 6.250%, 02/15/12 (e)	426,412
	Principal Life Income Funding Trusts,
35,000	5.100%, 04/15/14	37,356
80,000	5.300%, 04/24/13	86,507
200,000	Protective Life Secured Trusts, 4.000%, 04/01/11	204,084
25,000	Travelers Cos, Inc. (The), 5.800%, 05/15/18	27,421
		2,736,801
	Real Estate Investment Trusts (REITs) — 0.2%
100,000	CommonWealth REIT, 6.650%, 01/15/18	103,294
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,221
50,000	5.625%, 08/15/14	54,150
50,000	5.650%, 02/01/20	52,953
45,000	6.100%, 05/01/16	49,947
30,000	6.750%, 05/15/14	33,718
102,000	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	113,368
		415,651
	Thrifts & Mortgage Finance — 0.1%
50,000	Countrywide Financial Corp., 6.250%, 05/15/16	52,125
250,000	Countrywide Home Loans, Inc., 4.000%, 03/22/11	254,560
		306,685
	Total Financials	19,000,176
	Health Care — 0.1%
	Biotechnology — 0.0% (g)
	Amgen, Inc.,
25,000	4.500%, 03/15/20	26,826
40,000	5.700%, 02/01/19	46,466
82,000	5.750%, 03/15/40	89,700
		162,992
	Health Care Equipment & Supplies — 0.0% (g)
10,000	Baxter International, Inc., 4.000%, 03/01/14	10,764
	Health Care Providers & Services — 0.0% (g)
	WellPoint, Inc.,
13,000	5.875%, 06/15/17	14,483
9,000	7.000%, 02/15/19	10,675
		25,158
	Pharmaceuticals — 0.1%
35,000	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	39,313
50,000	GlaxoSmithKline Capital, Inc., 4.375%, 04/15/14	54,726
80,000	Novartis Capital Corp., 4.125%, 02/10/14	86,314
		180,353
	Total Health Care	379,267
	Industrials — 0.4%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Systems Corp., 7.125%, 02/15/11	139,832
25,381	Systems 2001 AT LLC, (Cayman Islands), 7.156%, 12/15/11 (e)	26,460
		166,292
	Commercial Services & Supplies — 0.0% (g)
55,000	Allied Waste North America, Inc., 6.875%, 06/01/17	59,950
43,000	Waste Management, Inc., 4.750%, 06/30/20	44,205
		104,155
	Industrial Conglomerates — 0.2%
	General Electric Co.,
250,000	5.000%, 02/01/13	268,089
65,000	5.250%, 12/06/17	70,681
50,000	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	64,636
		403,406
	Machinery — 0.0% (g)
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	28,350
	Road & Rail — 0.1%
	Burlington Northern Santa Fe LLC,
100,000	5.650%, 05/01/17	111,774
150,000	7.125%, 12/15/10	154,131

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
25,000	CSX Corp., 7.375%, 02/01/19	30,622
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	48,297
		344,824
	Total Industrials	1,047,027
	Information Technology — 0.3%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
80,000	5.500%, 02/22/16	92,159
75,000	5.900%, 02/15/39	83,368
		175,527
	Computers & Peripherals — 0.1%
25,000	Dell, Inc., 7.100%, 04/15/28	29,783
	Hewlett-Packard Co.,
85,000	2.950%, 08/15/12	88,100
75,000	4.750%, 06/02/14	83,099
	International Business Machines Corp.,
50,000	6.220%, 08/01/27	57,572
100,000	8.000%, 10/15/38	141,030
		399,584
	Electronic Equipment, Instruments & Components — 0.0% (g)
85,000	Arrow Electronics, Inc., 6.875%, 07/01/13	93,824
	Office Electronics — 0.0% (g)
50,000	Xerox Corp., 6.750%, 02/01/17	56,265
	Software — 0.1%
	Oracle Corp.,
50,000	5.250%, 01/15/16	56,736
50,000	5.750%, 04/15/18	57,884
30,000	6.500%, 04/15/38	36,404
		151,024
	Total Information Technology	876,224
	Materials — 0.3%
	Chemicals — 0.2%
	Dow Chemical Co. (The),
110,000	6.000%, 10/01/12	118,277
150,000	6.125%, 02/01/11	152,892
30,000	7.375%, 11/01/29	33,213
80,000	Monsanto Co., 7.375%, 08/15/12	89,747
50,000	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	53,778
50,000	PPG Industries, Inc., 9.000%, 05/01/21	64,192
90,000	Praxair, Inc., 5.250%, 11/15/14	100,997
		613,096
	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
40,000	5.400%, 03/29/17	45,072
80,000	6.500%, 04/01/19	95,940
60,000	Rio Tinto Finance USA Ltd., (Australia), 8.950%, 05/01/14	72,776
		213,788
	Total Materials	826,884
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
180,000	AT&T Corp., 8.000%, 11/15/31	231,698
	AT&T, Inc.,
125,000	4.950%, 01/15/13	135,685
100,000	5.500%, 02/01/18	110,583
70,000	5.600%, 05/15/18	77,869
70,000	5.800%, 02/15/19	78,809
45,000	6.300%, 01/15/38	48,833
100,000	BellSouth Corp., 5.200%, 09/15/14	111,120
244,002	Bellsouth Telecommunications, Inc., 6.300%, 12/15/15	259,629
400,000	British Telecommunications plc, (United Kingdom), 9.375%, 12/15/10	413,690
180,000	France Telecom S.A., (France), 7.750%, 03/01/11	187,830
	Telecom Italia Capital S.A., (Luxembourg),
50,000	4.950%, 09/30/14	50,100
130,000	5.250%, 11/15/13	134,277
	Telefonica Emisiones S.A.U., (Spain),
100,000	5.855%, 02/04/13	107,575
25,000	5.877%, 07/15/19	26,664
81,000	TELUS Corp., (Canada), 8.000%, 06/01/11	85,866
90,000	Verizon Communications, Inc., 6.400%, 02/15/38	99,186
	Verizon Global Funding Corp.,
650,000	7.250%, 12/01/10	667,589
100,000	7.750%, 12/01/30	124,615
150,000	Verizon Maryland, Inc., 7.150%, 05/01/23	160,541
100,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	118,669
100,000	Verizon Virginia, Inc., 4.625%, 03/15/13	105,527
		3,336,355

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.1%
150,000	New Cingular Wireless Services, Inc., 7.875%, 03/01/11	156,850
	Rogers Communications, Inc., (Canada),
70,000	6.375%, 03/01/14	79,476
50,000	6.800%, 08/15/18	59,105
50,000	Vodafone Group plc, (United Kingdom), 5.000%, 09/15/15	54,035
		349,466
	Total Telecommunication Services	3,685,821
	Utilities — 1.0%
	Electric Utilities — 0.8%
25,000	Alabama Power Co., 6.125%, 05/15/38	28,730
	Carolina Power & Light Co.,
100,000	5.125%, 09/15/13	110,141
25,000	5.300%, 01/15/19	27,954
100,000	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	111,814
40,000	Columbus Southern Power Co., 6.050%, 05/01/18	44,736
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	40,964
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	41,187
75,000	5.100%, 04/15/18	83,086
75,000	5.625%, 11/30/12	82,040
75,000	6.250%, 01/15/12	80,800
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	71,497
	Florida Power & Light Co.,
30,000	5.950%, 10/01/33	33,384
30,000	5.950%, 02/01/38	34,268
25,000	Georgia Power Co., 5.950%, 02/01/39	27,518
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	42,188
	Nisource Finance Corp.,
50,000	7.875%, 11/15/10	51,098
50,000	10.750%, 03/15/16	64,077
25,000	Northern States Power Co., 6.250%, 06/01/36	29,452
	Oncor Electric Delivery Co. LLC,
15,000	5.950%, 09/01/13	16,517
30,000	6.800%, 09/01/18	35,216
75,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	84,512
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	89,588
	PSEG Power LLC,
37,000	5.125%, 04/15/20 (e)	38,357
65,000	7.750%, 04/15/11	68,215
175,000	Public Service Co. of Oklahoma, 6.625%, 11/15/37	202,283
	Public Service Electric & Gas Co.,
28,000	5.375%, 11/01/39	29,992
25,000	6.330%, 11/01/13	28,469
30,000	Southwestern Public Service Co., 8.750%, 12/01/18	38,345
	Spectra Energy Capital LLC,
45,000	7.500%, 09/15/38	50,383
50,000	8.000%, 10/01/19	60,138
	Virginia Electric and Power Co.,
140,000	5.100%, 11/30/12	151,936
50,000	5.400%, 04/30/18	55,711
70,000	5.950%, 09/15/17	80,562
70,000	6.350%, 11/30/37	81,524
		2,116,682
	Gas Utilities — 0.1%
30,000	AGL Capital Corp., 4.450%, 04/15/13	31,545
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	27,667
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	95,375
	TransCanada PipeLines Ltd., (Canada),
50,000	4.000%, 06/15/13	53,155
50,000	6.500%, 08/15/18	58,570
		266,312
	Multi-Utilities — 0.1%
50,000	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	57,580
	Sempra Energy,
100,000	6.500%, 06/01/16	114,750
40,000	8.900%, 11/15/13	47,783
		220,113
	Water Utilities — 0.0% (g)
100,000	American Water Capital Corp., 6.085%, 10/15/17	110,268
	Total Utilities	2,713,375
	Total Corporate Bonds (Cost $31,539,568)	32,549,007
Foreign Government Securities — 0.2%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	75,641
200,000	2.950%, 02/05/15 (c)	205,048

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — Continued
100,000	United Mexican States, (Mexico), 6.625%, 03/03/15 (c)	114,400
	Total Foreign Government Securities (Cost $376,175)	395,089
Mortgage Pass-Through Securities — 7.0%
	Federal Home Loan Mortgage Corp.,
187,130	ARM, 2.560%, 03/01/35	195,655
124,989	ARM, 2.602%, 01/01/27	130,503
213,871	ARM, 2.649%, 04/01/34	221,225
36,254	ARM, 2.845%, 04/01/30	37,896
251,819	ARM, 5.916%, 01/01/37	271,033
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
71,474	4.500%, 08/01/18	76,261
130,775	5.000%, 12/01/13 – 04/01/14	136,212
31,308	5.500%, 03/01/14	33,849
14,331	6.000%, 04/01/14	15,558
359,275	6.500%, 06/01/14 – 02/01/19	389,625
109,692	7.000%, 02/01/11 – 01/01/17	115,532
17,629	8.500%, 11/01/15	20,342
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
79,489	6.000%, 12/01/22	87,714
141,129	6.500%, 11/01/22	156,835
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
708,042	5.000%, 02/01/36 – 06/01/38	750,588
210,112	5.500%, 10/01/33	226,835
733,588	6.000%, 04/01/26 – 02/01/39	799,009
870,275	6.500%, 11/01/25 – 11/01/34	967,335
138,858	7.000%, 04/01/35	157,947
10,814	8.500%, 07/01/28	12,617
172,225	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 07/01/29	186,179
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
45,404	10.000%, 01/01/20 – 09/01/20	52,709
2,477	12.000%, 07/01/19	2,872
	Federal National Mortgage Association,
583,373	ARM, 1.987%, 01/01/35	605,045
3,486	ARM, 2.371%, 03/01/19	3,609
55,617	ARM, 2.387%, 04/01/34	57,996
211,665	ARM, 2.474%, 05/01/35	221,349
173,825	ARM, 2.652%, 07/01/33	181,384
140,051	ARM, 2.669%, 04/01/33	145,670
168,829	ARM, 2.845%, 10/01/34	176,062
144,460	ARM, 3.099%, 01/01/34	150,436
297,216	ARM, 4.031%, 08/01/34	307,496
10,403	ARM, 4.064%, 03/01/29	10,687
	Federal National Mortgage Association, 15 Year, Single Family,
316,437	3.500%, 09/01/18 – 05/01/19	322,651
66,403	4.000%, 07/01/18	70,220
630,008	4.500%, 07/01/18 – 05/01/23	667,660
47,207	5.000%, 06/01/18	50,774
610,315	5.500%, 04/01/22	660,202
420,458	6.000%, 04/01/13 – 09/01/22	457,662
139,314	6.500%, 11/01/11 – 08/01/20	151,837
64,574	8.000%, 11/01/12 – 01/01/16	67,444
	Federal National Mortgage Association, 20 Year, Single Family,
194,613	4.500%, 01/01/25	205,771
910,545	5.000%, 11/01/23	972,248
252,185	6.500%, 03/01/19 – 12/01/22	279,794
	Federal National Mortgage Association, 30 Year, FHA/VA,
52,939	8.500%, 10/01/26 – 06/01/30	61,119
96,291	9.000%, 04/01/25	111,081
	Federal National Mortgage Association, 30 Year, Single Family,
347,223	3.000%, 09/01/31	343,405
559,165	4.500%, 04/01/38 – 05/01/39	580,704
474,173	5.000%, 09/01/35	503,310
733,135	5.500%, 01/01/38 – 06/01/38	788,010
249,303	6.000%, 01/01/29 – 03/01/33	274,513
1,322,797	6.500%, 09/01/25 – 11/01/36	1,458,134
5,917	7.000%, 08/01/32	6,691
49,349	7.500%, 03/01/30 – 08/01/30	56,253
201,379	8.000%, 03/01/27 – 11/01/28	233,099
	Federal National Mortgage Association, Other,
170,741	4.000%, 09/01/13	174,574
246,909	4.500%, 11/01/14	256,833
139,085	5.500%, 09/01/33	150,003
188,435	6.000%, 09/01/28	205,950
241,861	6.500%, 10/01/35	264,759
32,973	7.500%, 02/01/13	34,943
31,933	8.500%, 08/01/27	37,041
	Government National Mortgage Association II, 30 Year, Single Family,
5,978	7.500%, 12/20/26	6,765
116,923	8.000%, 11/20/26 – 01/20/27	134,780
3,976	8.500%, 05/20/25	4,603
995,458	Government National Mortgage Association II, Other, ARM, 3.500%, 07/20/34 – 09/20/34	1,023,393

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
27,536	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	29,824
	Government National Mortgage Association, 30 Year, Single Family,
285,094	6.000%, 05/15/37 – 10/15/38	311,254
368,877	6.500%, 03/15/28 – 12/15/38	405,893
53,535	7.000%, 12/15/25 – 06/15/33	60,965
27,058	7.500%, 05/15/23 – 09/15/28	30,745
43,613	8.000%, 09/15/22 – 05/15/28	50,491
10,469	9.000%, 11/15/24	11,983
362,470	9.500%, 10/15/24	439,130
	Total Mortgage Pass-Through Securities (Cost $17,822,780)	18,860,576
Municipal Bond — 0.1%
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, Series 2003, GO, 5.100%, 06/01/33 (Cost $160,000)	126,688
Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.200%, 05/21/13 (Cost $49,928)	53,922
U.S. Government Agency Securities — 9.3%
	Federal Home Loan Mortgage Corp.,
1,255,000	2.500%, 04/23/14	1,299,384
30,000	4.875%, 06/13/18	33,956
125,000	5.125%, 10/18/16 (c)	143,098
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,854,660
495,000	2.750%, 03/13/14	516,186
150,000	4.875%, 12/15/16	169,544
6,000,000	Federal National Mortgage Association Interest STRIPS, Zero Coupon, 09/23/20	3,999,516
630,000	Federal National Mortgage Association Principal STRIPS, 03/23/28	282,062
	Financing Corp. Principal STRIPS,
100,000	09/26/19	71,052
8,000,000	12/06/18	5,984,536
2,000,000	11/02/18	1,505,620
4,000,000	Residual Funding Corp., Principal STRIPS, 07/15/20	2,747,700
	Resolution Funding Corp. Interest STRIPS,
1,000,000	Zero Coupon, 10/15/17	802,655
2,000,000	Zero Coupon, 01/15/20	1,415,618
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	4,165,705
	Total U.S. Government Agency Securities (Cost $20,800,147)	24,991,292
U.S. Treasury Obligations — 17.6%
	U.S. Treasury Bonds,
415,000	4.375%, 02/15/38	448,719
75,000	4.500%, 05/15/38	82,723
230,000	5.000%, 05/15/37	274,131
10,000	6.375%, 08/15/27	13,472
150,000	6.750%, 08/15/26	208,242
80,000	7.250%, 08/15/22	111,462
2,190,000	8.875%, 08/15/17	3,119,381
850,000	8.875%, 02/15/19	1,252,688
560,000	9.250%, 02/15/16	775,994
	U.S. Treasury Bonds STRIPS,
2,500,000	08/15/14	2,343,632
2,000,000	11/15/14	1,861,026
1,750,000	02/15/15	1,613,181
500,000	05/15/15	456,872
570,000	08/15/15	515,832
180,000	08/15/15	162,787
4,715,000	11/15/15 (c)	4,219,387
3,300,000	02/15/16 (m)	2,922,579
1,615,000	05/15/16	1,416,405
1,925,000	08/15/16	1,666,831
2,900,000	11/15/16 (c)	2,483,493
675,000	02/15/17	572,635
1,798,000	05/15/17	1,513,217
1,827,000	08/15/17	1,518,369
2,900,000	11/15/17	2,385,636
50,000	02/15/18 (c)	40,796
270,000	02/15/19	209,573
280,000	02/15/19 (c)	216,948
100,000	05/15/19	76,334
10,000,000	05/15/20	7,247,980
300,000	U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	523,312
170,000	U.S. Treasury Inflation Indexed Notes, 1.375%, 07/15/18	178,125
	U.S. Treasury Notes,
2,150,000	1.375%, 05/15/12	2,181,579
10,000	1.500%, 12/31/13	10,084
465,000	1.750%, 01/31/14	472,484
40,000	2.000%, 11/30/13	41,063
650,000	2.625%, 07/31/14	679,199
300,000	2.625%, 12/31/14	312,469
1,770,000	2.750%, 07/31/10	1,773,795
130,000	2.750%, 10/31/13	136,815
195,000	2.750%, 02/15/19	194,269
50,000	3.125%, 08/31/13	53,219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
185,000	3.125%, 09/30/13	196,967
200,000	3.250%, 12/31/16	210,812
50,000	3.500%, 02/15/18	53,449
495,000	3.750%, 11/15/18	533,363
20,000	4.000%, 08/15/18	21,998
	Total U.S. Treasury Obligations (Cost $42,451,709)	47,303,327

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
4,227,397	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $4,227,397)	4,227,397
Investments of Cash Collateral for Securities on Loan — 2.3%
	Investment Company — 2.3%
6,315,173	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $6,315,173)	6,315,173
	Total Investments — 101.9% (Cost $256,168,479)	273,325,557
	Liabilities in Excess of Other Assets — (1.9)%	(5,187,729)
	NET ASSETS — 100.0%	$268,137,828

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

ARM—	Adjustable Rate Mortgage

CMO—	Collateralized Mortgage Obligation

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GMAC—	General Motors Acceptance Corp.

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. ″IOettes″) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2010. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2010.

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2010.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Portfolio owns fair valued securities with a value of approximately $132,637 which amounts to less than 0.1% of total investments.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(˜)—	Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   21

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$262,782,987
Investments in affiliates, at value	10,542,570
Total investment securities, at value	273,325,557
Receivables:
Investment securities sold	37,473
Portfolio shares sold	89,887
Interest and dividends	1,405,538
Securities lending income	806
Total Assets	274,859,261

LIABILITIES:
Payables:
Due to custodian	221
Investment securities purchased	51,622
Collateral for securities lending program	6,315,173
Portfolio shares redeemed	172,774
Accrued liabilities:
Investment advisory fees	84,463
Administration fees	22,673
Distribution fees	4
Custodian and accounting fees	28,823
Trustees’ and Chief Compliance Officer’s fees	607
Other	45,073
Total Liabilities	6,721,433
Net Assets	$268,137,828

NET ASSETS:
Paid in capital	$251,882,415
Accumulated undistributed net investment income	6,949,002
Accumulated net realized gains (losses)	(7,850,667)
Net unrealized appreciation (depreciation)	17,157,078
Total Net Assets	$268,137,828

Net Assets:
Class 1	$268,118,592
Class 2	19,236
Total	$268,137,828

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	23,765,114
Class 2	1,707

Net asset value, offering and redemption price per share:
Class 1	$11.28
Class 2	11.27

Cost of investments in non-affiliates	$245,625,909
Cost of investments in affiliates	10,542,570
Value of securities on loan	6,190,401

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$7,749,816
Interest income from affiliates	1,001
Dividend income from affiliates	3,945
Income from securities lending (net)	1,317
Total investment income	7,756,079

EXPENSES:
Investment advisory fees	532,555
Administration fees	124,044
Distribution fees — Class 2	23
Custodian and accounting fees	52,835
Professional fees	35,928
Trustees’ and Chief Compliance Officer’s fees	1,427
Printing and mailing costs	42,003
Transfer agent fees	666
Other	34,757
Total expenses	824,238
Less amounts waived	(32,338)
Less earnings credits	(2)
Net expenses	791,898
Net investment income (loss)	6,964,181

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	397,090
Investments in affiliates	7,019
Net realized gain (loss)	404,109
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	10,269,434
Investments in affiliates	(7,321)
Change in net unrealized appreciation (depreciation)	10,262,113
Net realized/unrealized gains (losses)	10,666,222
Change in net assets resulting from operations	$17,630,403

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   23

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,964,181	$12,775,997
Net realized gain (loss)	404,109	1,897,428
Change in net unrealized appreciation (depreciation)	10,262,113	5,921,438
Change in net assets resulting from operations	17,630,403	20,594,863

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(10,410,679)	(11,227,796)
Class 2
From net investment income	(689)	(1,375)
Total distributions to shareholders	(10,411,368)	(11,229,171)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(2,657,863)	108,389,117

NET ASSETS :
Change in net assets	4,561,172	117,754,809
Beginning of period	263,576,656	145,821,847
End of period	$268,137,828	$263,576,656
Accumulated undistributed net investment income	$6,949,002	$10,396,189

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$14,488,546	$25,667,934
Net assets acquired in tax-free reorganization (See Note 8)	—	136,857,605
Dividends and distributions reinvested	10,410,679	11,227,796
Cost of shares redeemed	(27,557,777)	(65,365,593)
Change in net assets from Class 1 capital transactions	$(2,658,552)	$108,387,742
Class 2
Dividends and distributions reinvested	$689	$1,375
Change in net assets from Class 2 capital transactions	$689	$1,375

Total change in net assets from capital transactions	$(2,657,863)	$108,389,117

SHARE TRANSACTIONS:
Class 1
Issued	1,297,458	2,395,142
Shares issued in connection with Portfolio reorganization (See Note 8)	—	13,237,675
Reinvested	957,744	1,087,965
Redeemed	(2,474,008)	(6,063,725)
Change in Class 1 Shares	(218,806)	10,657,057
Class 2
Reinvested	63	133
Change in Class 2 Shares	63	133

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$10.99	$0.29	(e)	$0.44	$0.73	$(0.44)
Year Ended December 31, 2009	10.94	0.61	(e)	0.38	0.99	(0.94)
Year Ended December 31, 2008	11.41	0.56	(e)	(0.41)	0.15	(0.62)
Year Ended December 31, 2007	11.30	0.51	(e)	0.17	0.68	(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	10.97	0.27	(e)	0.45	0.72	(0.42)
Year Ended December 31, 2009	10.92	0.59	(e)	0.37	0.96	(0.91)
Year Ended December 31, 2008	11.38	0.54	(e)	(0.41)	0.13	(0.59)
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)
August 16, 2006 (f) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.28	6.77%	$268,119	0.59%	5.23%	0.62%	5%
10.99	9.65	263,559	0.59	5.63	0.67	17
10.94	1.31	145,805	0.60	5.04	0.63	3
11.41	6.21	191,762	0.60	4.62	0.65	4
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17

11.27	6.70	19	0.85	4.97	0.87	5
10.97	9.32	18	0.84	5.47	0.92	17
10.92	1.15	17	0.85	4.83	0.87	3
11.38	5.93	16	0.85	4.36	0.91	4
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   27

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,971,618	$—	$2,971,618
Collateralized Mortgage Obligations	—	131,341,538	41,637	131,383,175
Commercial Mortgage-Backed Securities	—	4,148,293	—	4,148,293
Corporate Bonds
Consumer Discretionary	—	2,172,127	—	2,172,127
Consumer Staples	—	1,143,539	—	1,143,539
Energy	—	704,567	—	704,567
Financials	—	18,909,176	91,000	19,000,176
Health Care	—	379,267	—	379,267
Industrials	—	1,047,027	—	1,047,027
Information Technology	—	876,224	—	876,224
Materials	—	826,884	—	826,884
Telecommunication Services	—	3,685,821	—	3,685,821
Utilities	—	2,713,375	—	2,713,375
Total Corporate Bonds	—	32,458,007	91,000	32,549,007
Foreign Government Securities	—	395,089	—	395,089
Mortgage Pass-Through Securities	—	18,860,576	—	18,860,576
Municipal Bonds	—	126,688	—	126,688
Supranational	—	53,922	—	53,922
U.S. Government Agency Securities	—	24,991,292	—	24,991,292
U.S. Treasury Obligations	—	47,303,327	—	47,303,327
Short-Term Investment
Investment Company	4,227,397	—	—	4,227,397
Investments of Cash Collateral for Securities on Loan
Investment Company	6,315,173	—	—	6,315,173
Total Investments in Securities	$10,542,570	$262,650,350	$132,637	$273,325,557

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/09	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/10
Investments in Securities
Collateralized Mortgage Obligations – Non-Agency CMO	$—	$—	$(7,172)	$147	$—	$48,662	$—	$41,637
Corporate Bonds – Financials	—	—	17,500	—	—	73,500	—	91,000
Total	$—	$—	$10,328	$147	$—	$122,162	$—	$132,637

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 are due to lack of observable market inputs.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $10,328. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   29

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

B.  Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2010:

Value	Percentage
$132,637	—	(a)

(a)	Amount rounds to less than 0.1%.

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2010
Affiliate	Value at December 31, 2009	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/Interest Income	Shares at June 30, 2010	Value at June 30, 2010
Bear Stearns Cos., LLC (The), 5.70%, 11/15/14*	$88,027	$—	$87,725	$7,019	$1,001	—	$—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	6,166,307	32,883,775	34,822,685	—	3,945	4,227,397	4,227,397
JPMorgan Prime Money Market Fund, Capital Class Shares**	2,860,200	10,668,428	7,213,455	—	2,304	6,315,173	6,315,173
Total	$9,114,534			$7,019	$7,250		$10,542,570

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Liquid Assets Money Market Fund. The Portfolio also holds approved instruments in variable and floating rate instruments and asset-backed securities that were made prior to February 9, 2010. Upon termination of a loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $1,389 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$6,190,401	$6,315,173	$6,315,173

30   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $915. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. dollar denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $303 for the six months ended June 30, 2010.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   31

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the period ended June 30, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $8,284. Additionally, for the six months ended June 30, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $17,094. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $6,960.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

32   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$8,768,315	$16,528,450	$5,420,940	$2,835,065

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$256,168,479	$22,574,952	$5,417,874	$17,157,078

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap and option contracts, credit-linked notes and TBA securities.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Bond Portfolio (a “Target Portfolio”) into JPMorgan Insurance Trust Core Bond Portfolio (the “Acquiring Portfolio”). Additionally, on November 12, 2008, the Board of Trustees of JPMorgan Insurance Trust approved management’s proposal to merge JPMorgan Insurance Trust Government Bond Portfolio (a “Target Portfolio” and together with JPMorgan Bond Portfolio, the “Target Portfolios”) into the Acquiring Portfolio. The Agreements and Plans of Reorganization, with respect to the Target Portfolios were each approved by the Target Portfolios’ respective shareholders at a combined special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine three portfolios with comparable investment

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   33

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

objectives and strategies. The reorganizations were effective after the close of business April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the corresponding Target Portfolios as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transactions were structured to qualify as tax-free reorganizations under the Code. Pursuant to the Agreements and Plans of Reorganization, shareholders of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio received 0.761 and 1.051 Class 1 shares, respectively, in the Acquiring Portfolio in exchange for each share held in the Target Portfolios as of the close of business on date of the reorganizations. The investment portfolios of JPMorgan Bond Portfolio and JPMorgan Insurance Trust Government Bond Portfolio, with fair values of $31,142,175 and $113,234,289, respectively, and identified costs of $32,558,672 and $104,650,605, respectively, as of the date of the reorganization, were the principal assets acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolios
JPMorgan Bond Portfolio	2,920,466	$22,972,703	$7.87	$(1,416,497)
JPMorgan Insurance Trust Government Bond Portfolio
Class 1	10,484,527	113,884,902	10.86	8,583,684

Acquiring Portfolio
JPMorgan Insurance Trust Core Bond Portfolio				(6,137,220)
Class 1	12,927,764	133,653,452	10.34
Class 2	1,644	16,995	10.34

Post Reorganization
JPMorgan Insurance Trust Core Bond Portfolio				1,029,967
Class 1	26,165,439	270,511,057	10.34
Class 2	1,644	16,995	10.34

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$14,739,308
Net realized/unrealized gains (losses)	6,138,941
Change in net assets resulting from operations	$20,878,249

34   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,067.70	$3.02	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class 2
Actual	1,000.00	1,067.00	4.36	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITCBP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	14
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(6.95)%
S&P 500 Index	(6.65)%

Net Assets as of 6/30/2010	$68,523,085

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Equity Index Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.***

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Equity Index Portfolio (Class 1 Shares) slightly underperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2010. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

Stocks in most parts of the world declined early in 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks. The Benchmark declined 6.65%.

All sectors in the Benchmark produced negative returns during the six-month period. The materials and energy sectors were the worst relative performers, while the industrials and consumer discretionary sectors were the strongest relative performers.

HOW THE PORTFOLIO WAS MANAGED

The Portfolio was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark. The Portfolio was generally 100% invested and used exchange-traded funds and index futures contracts to manage daily cash flows and maintain market exposure in line with the Benchmark. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. The Portfolio was considered to be tax-efficient due to its low turnover. Regardless of the market outlook, the Portfolio’s strategy did not change, as it continued to follow the full-replication index strategy with limited active risk compared to the Benchmark.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	3.1%
2.	Apple, Inc.	2.4
3.	Microsoft Corp.	1.9
4.	Procter & Gamble Co. (The)	1.8
5.	Johnson & Johnson	1.7
6.	International Business Machines Corp.	1.7
7.	General Electric Co.	1.6
8.	JPMorgan Chase & Co.*****	1.6
9.	Bank of America Corp.	1.5
10.	AT&T, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	18.6%
Financials	16.2
Health Care	12.0
Consumer Staples	11.5
Energy	10.7
Industrials	10.3
Consumer Discretionary	10.1
Utilities	3.6
Materials	3.4
Telecommunication Services	3.0
Short-Term Investments	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

*****	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/98	(6.95)%	13.98%	(1.11)%	(1.97)%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 10.0%
	Auto Components — 0.2%
1,759	Goodyear Tire & Rubber Co. (The) (a)	17,484
4,871	Johnson Controls, Inc.	130,884
		148,368
	Automobiles — 0.4%
24,666	Ford Motor Co. (a)	248,634
1,705	Harley-Davidson, Inc. (c)	37,902
		286,536
	Distributors — 0.1%
1,150	Genuine Parts Co.	45,368
	Diversified Consumer Services — 0.2%
911	Apollo Group, Inc., Class A (a)	38,690
449	DeVry, Inc.	23,568
2,384	H&R Block, Inc.	37,405
		99,663
	Hotels, Restaurants & Leisure — 1.6%
3,135	Carnival Corp.	94,802
1,018	Darden Restaurants, Inc.	39,549
2,159	International Game Technology	33,896
1,858	Marriott International, Inc., Class A	55,629
7,790	McDonald’s Corp.	513,127
5,395	Starbucks Corp.	131,099
1,372	Starwood Hotels & Resorts Worldwide, Inc. (c)	56,842
1,303	Wyndham Worldwide Corp.	26,243
500	Wynn Resorts Ltd. (c)	38,135
3,384	Yum! Brands, Inc.	132,111
		1,121,433
	Household Durables — 0.4%
2,004	D.R. Horton, Inc.	19,699
1,103	Fortune Brands, Inc.	43,215
503	Harman International Industries, Inc. (a) (c)	15,035
1,072	Leggett & Platt, Inc.	21,504
1,178	Lennar Corp., Class A (c)	16,386
2,014	Newell Rubbermaid, Inc.	29,485
2,299	Pulte Group, Inc. (a) (c)	19,036
1,161	Stanley Black & Decker, Inc.	58,654
544	Whirlpool Corp. (c)	47,774
		270,788
	Internet & Catalog Retail — 0.5%
2,484	Amazon.com, Inc. (a)	271,402
1,501	Expedia, Inc.	28,189
344	priceline.com, Inc. (a)	60,729
		360,320
	Leisure Equipment & Products — 0.2%
1,946	Eastman Kodak Co. (a) (c)	8,446
948	Hasbro, Inc.	38,963
2,641	Mattel, Inc.	55,883
		103,292
	Media — 3.1%
4,923	CBS Corp., Class B	63,654
20,430	Comcast Corp., Class A	354,869
6,581	DIRECTV, Class A (a)	223,228
2,059	Discovery Communications, Inc., Class A (a) (c)	73,527
1,724	Gannett Co., Inc.	23,205
3,543	Interpublic Group of Cos., Inc. (The) (a)	25,262
2,284	McGraw-Hill Cos., Inc. (The)	64,272
266	Meredith Corp. (c)	8,281
844	New York Times Co. (The), Class A (a) (c)	7,301
16,539	News Corp., Class A	197,806
2,223	Omnicom Group, Inc.	76,249
651	Scripps Networks Interactive, Inc., Class A	26,261
2,564	Time Warner Cable, Inc.	133,533
8,252	Time Warner, Inc.	238,565
4,397	Viacom, Inc., Class B	137,934
14,181	Walt Disney Co. (The)	446,701
46	Washington Post Co. (The), Class B	18,882
		2,119,530
	Multiline Retail — 0.8%
582	Big Lots, Inc. (a)	18,676
978	Family Dollar Stores, Inc.	36,861
1,710	J.C. Penney Co., Inc. (c)	36,731
2,230	Kohl’s Corp. (a)	105,925
3,057	Macy’s, Inc.	54,720
1,206	Nordstrom, Inc. (c)	38,821
350	Sears Holdings Corp. (a)	22,628
5,332	Target Corp.	262,175
		576,537
	Specialty Retail — 2.0%
639	Abercrombie & Fitch Co., Class A (c)	19,611
646	AutoNation, Inc. (a) (c)	12,597
212	AutoZone, Inc. (a) (c)	40,963
1,906	Bed Bath & Beyond, Inc. (a)	70,674
2,505	Best Buy Co., Inc.	84,819
1,614	CarMax, Inc. (a)	32,119
1,107	GameStop Corp., Class A (a) (c)	20,801
3,251	Gap, Inc. (The)	63,264
12,167	Home Depot, Inc.	341,528
1,955	Limited Brands, Inc.	43,147

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
10,348	Lowe’s Cos., Inc.	211,306
1,995	Office Depot, Inc. (a)	8,060
1,000	O’Reilly Automotive, Inc. (a)	47,560
908	RadioShack Corp.	17,715
887	Ross Stores, Inc.	47,268
5,286	Staples, Inc.	100,698
921	Tiffany & Co. (c)	34,915
2,954	TJX Cos., Inc.	123,920
943	Urban Outfitters, Inc. (a)	32,430
		1,353,395
	Textiles, Apparel & Luxury Goods — 0.5%
2,209	Coach, Inc.	80,739
2,813	Nike, Inc., Class B	190,018
477	Polo Ralph Lauren Corp.	34,802
638	V.F. Corp.	45,413
		350,972
	Total Consumer Discretionary	6,836,202
	Consumer Staples — 11.3%
	Beverages — 2.6%
787	Brown-Forman Corp., Class B	45,040
16,704	Coca-Cola Co. (The)	837,204
2,356	Coca-Cola Enterprises, Inc.	60,926
1,389	Constellation Brands, Inc., Class A (a)	21,696
1,779	Dr. Pepper Snapple Group, Inc.	66,517
1,143	Molson Coors Brewing Co., Class B	48,418
11,677	PepsiCo, Inc.	711,713
		1,791,514
	Food & Staples Retailing — 2.5%
3,193	Costco Wholesale Corp. (c)	175,072
9,854	CVS/Caremark Corp.	288,919
4,680	Kroger Co. (The)	92,149
2,814	Safeway, Inc.	55,323
1,537	SUPERVALU, Inc. (c)	16,661
4,283	Sysco Corp.	122,366
7,085	Walgreen Co.	189,170
15,042	Wal-Mart Stores, Inc.	723,069
1,242	Whole Foods Market, Inc. (a) (c)	44,737
		1,707,466
	Food Products — 1.9%
4,656	Archer-Daniels-Midland Co.	120,218
1,356	Campbell Soup Co.	48,585
3,226	ConAgra Foods, Inc.	75,230
1,314	Dean Foods Co. (a)	13,232
4,804	General Mills, Inc. (c)	170,638
2,290	H.J. Heinz Co.	98,974
1,201	Hershey Co. (The)	57,564
502	Hormel Foods Corp.	20,321
862	JM Smucker Co. (The)	51,910
1,847	Kellogg Co.	92,904
12,624	Kraft Foods, Inc., Class A	353,472
959	McCormick & Co., Inc. (Non-Voting)	36,404
1,481	Mead Johnson Nutrition Co.	74,228
4,788	Sara Lee Corp.	67,511
2,211	Tyson Foods, Inc., Class A	36,238
		1,317,429
	Household Products — 2.6%
1,020	Clorox Co.	63,403
3,551	Colgate-Palmolive Co.	279,677
2,997	Kimberly-Clark Corp.	181,708
20,852	Procter & Gamble Co. (The)	1,250,703
		1,775,491
	Personal Products — 0.2%
3,102	Avon Products, Inc.	82,203
866	Estee Lauder Cos., Inc. (The), Class A	48,262
		130,465
	Tobacco — 1.5%
15,079	Altria Group, Inc.	302,183
1,107	Lorillard, Inc.	79,682
13,409	Philip Morris International, Inc.	614,668
1,224	Reynolds American, Inc.	63,795
		1,060,328
	Total Consumer Staples	7,782,693
	Energy — 10.6%
	Energy Equipment & Services — 1.7%
3,106	Baker Hughes, Inc. (c)	129,117
1,768	Cameron International Corp. (a)	57,495
503	Diamond Offshore Drilling, Inc.	31,282
880	FMC Technologies, Inc. (a)	46,341
6,555	Halliburton Co.	160,925
765	Helmerich & Payne, Inc.	27,938
2,065	Nabors Industries Ltd., (Bermuda) (a)	36,385
3,034	National Oilwell Varco, Inc.	100,335
829	Rowan Cos., Inc. (a)	18,188
8,636	Schlumberger Ltd.	477,916
1,799	Smith International, Inc.	67,732
		1,153,654

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 8.9%
3,582	Anadarko Petroleum Corp.	129,274
2,442	Apache Corp.	205,592
753	Cabot Oil & Gas Corp.	23,584
4,713	Chesapeake Energy Corp.	98,737
14,544	Chevron Corp.	986,956
10,776	ConocoPhillips	528,994
1,635	Consol Energy, Inc.	55,198
2,891	Denbury Resources, Inc. (a)	42,324
3,236	Devon Energy Corp.	197,137
5,095	El Paso Corp.	56,606
1,833	EOG Resources, Inc.	180,312
37,015	Exxon Mobil Corp.	2,112,447
2,116	Hess Corp.	106,520
5,137	Marathon Oil Corp.	159,709
746	Massey Energy Co.	20,403
1,386	Murphy Oil Corp.	68,676
1,264	Noble Energy, Inc.	76,257
5,881	Occidental Petroleum Corp.	453,719
1,947	Peabody Energy Corp.	76,186
840	Pioneer Natural Resources Co.	49,938
1,284	QEP Resources, Inc. (a)	39,586
1,155	Range Resources Corp.	46,373
2,507	Southwestern Energy Co. (a)	96,871
4,691	Spectra Energy Corp.	94,148
873	Sunoco, Inc.	30,354
1,023	Tesoro Corp. (c)	11,938
4,094	Valero Energy Corp.	73,610
4,231	Williams Cos., Inc. (The)	77,343
		6,098,792
	Total Energy	7,252,446
	Financials — 16.1%
	Capital Markets — 2.4%
1,852	Ameriprise Financial, Inc.	66,913
8,783	Bank of New York Mellon Corp. (The)	216,852
7,087	Charles Schwab Corp. (The)	100,494
1,434	E*Trade Financial Corp. (a)	16,950
643	Federated Investors, Inc., Class B (c)	13,317
1,070	Franklin Resources, Inc.	92,223
3,727	Goldman Sachs Group, Inc. (The)	489,243
3,382	Invesco Ltd.	56,919
1,331	Janus Capital Group, Inc.	11,819
1,192	Legg Mason, Inc.	33,412
10,122	Morgan Stanley	234,932
1,752	Northern Trust Corp.	81,818
3,633	State Street Corp.	122,868
1,879	T. Rowe Price Group, Inc. (c)	83,409
		1,621,169
	Commercial Banks — 3.1%
5,011	BB&T Corp. (c)	131,839
1,276	Comerica, Inc.	46,995
5,755	Fifth Third Bancorp	70,729
1,655	First Horizon National Corp. (a)	18,953
5,188	Huntington Bancshares, Inc.	28,742
6,366	KeyCorp	48,955
602	M&T Bank Corp.	51,140
3,818	Marshall & Ilsley Corp.	27,413
3,809	PNC Financial Services Group, Inc.	215,208
8,634	Regions Financial Corp.	56,812
3,619	SunTrust Banks, Inc.	84,323
13,879	U.S. Bancorp	310,196
37,725	Wells Fargo & Co.	965,760
1,160	Zions Bancorp	25,021
		2,082,086
	Consumer Finance — 0.8%
8,698	American Express Co.	345,311
3,305	Capital One Financial Corp.	133,191
3,938	Discover Financial Services	55,053
3,516	SLM Corp. (a)	36,531
		570,086
	Diversified Financial Services — 4.4%
72,645	Bank of America Corp.	1,043,909
163,670	Citigroup, Inc. (a)	615,399
475	CME Group, Inc.	133,736
536	IntercontinentalExchange, Inc. (a)	60,584
28,812	JPMorgan Chase & Co. (q)	1,054,807
1,374	Leucadia National Corp. (a)	26,807
1,424	Moody’s Corp. (c)	28,366
1,056	NASDAQ OMX Group, Inc. (The) (a)	18,776
1,890	NYSE Euronext	52,221
		3,034,605
	Insurance — 3.9%
3,400	Aflac, Inc.	145,078
3,894	Allstate Corp. (The)	111,875
978	American International Group, Inc. (a)	33,682
1,951	AON Corp. (c)	72,421
810	Assurant, Inc.	28,107
11,986	Berkshire Hathaway, Inc., Class B (a)	955,164

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
2,367	Chubb Corp.	118,374
1,180	Cincinnati Financial Corp.	30,527
3,541	Genworth Financial, Inc., Class A (a)	46,281
3,216	Hartford Financial Services Group, Inc.	71,170
2,190	Lincoln National Corp.	53,195
2,546	Loews Corp.	84,807
3,919	Marsh & McLennan Cos., Inc.	88,373
5,938	MetLife, Inc.	224,219
2,315	Principal Financial Group, Inc.	54,264
4,854	Progressive Corp. (The)	90,867
3,374	Prudential Financial, Inc.	181,049
597	Torchmark Corp.	29,557
3,586	Travelers Cos., Inc. (The)	176,610
2,410	Unum Group	52,297
2,476	XL Capital Ltd., (Bermuda), Class A	39,641
		2,687,558
	Real Estate Investment Trusts (REITs) — 1.3%
846	Apartment Investment & Management Co., Class A (c)	16,387
601	AvalonBay Communities, Inc.	56,115
1,007	Boston Properties, Inc.	71,839
2,049	Equity Residential	85,320
2,129	HCP, Inc.	68,660
899	Health Care REIT, Inc.	37,866
4,766	Host Hotels & Resorts, Inc.	64,246
2,937	Kimco Realty Corp.	39,473
1,180	Plum Creek Timber Co., Inc. (c)	40,746
3,451	ProLogis (c)	34,959
984	Public Storage (c)	86,504
2,119	Simon Property Group, Inc. (c)	171,109
1,136	Ventas, Inc.	53,335
1,146	Vornado Realty Trust	83,601
		910,160
	Real Estate Management & Development — 0.1%
1,958	CB Richard Ellis Group, Inc., Class A (a)	26,648
	Thrifts & Mortgage Finance — 0.1%
3,432	Hudson City Bancorp, Inc.	42,008
2,713	People’s United Financial, Inc.	36,625
		78,633
	Total Financials	11,010,945
	Health Care — 11.9%
	Biotechnology — 1.4%
6,936	Amgen, Inc. (a)	364,833
1,933	Biogen Idec, Inc. (a)	91,721
3,337	Celgene Corp. (a)	169,586
545	Cephalon, Inc. (a) (c)	30,929
1,932	Genzyme Corp. (a)	98,088
6,444	Gilead Sciences, Inc. (a)	220,900
		976,057
	Health Care Equipment & Supplies — 1.8%
4,319	Baxter International, Inc.	175,524
1,689	Becton, Dickinson & Co.	114,210
10,979	Boston Scientific Corp. (a)	63,678
688	C.R. Bard, Inc.	53,341
1,287	CareFusion Corp. (a)	29,215
1,059	DENTSPLY International, Inc.	31,675
1,201	Hospira, Inc. (a)	68,997
283	Intuitive Surgical, Inc. (a)	89,321
7,976	Medtronic, Inc.	289,290
2,367	St. Jude Medical, Inc. (a)	85,425
2,040	Stryker Corp.	102,122
894	Varian Medical Systems, Inc. (a)	46,738
1,468	Zimmer Holdings, Inc. (a)	79,345
		1,228,881
	Health Care Providers & Services — 2.1%
3,076	Aetna, Inc.	81,145
2,046	AmerisourceBergen Corp.	64,961
2,622	Cardinal Health, Inc.	88,126
2,003	CIGNA Corp.	62,213
1,071	Coventry Health Care, Inc. (a)	18,935
753	DaVita, Inc. (a)	47,017
3,969	Express Scripts, Inc. (a)	186,622
1,233	Humana, Inc. (a)	56,311
754	Laboratory Corp. of America Holdings (a)	56,814
1,965	McKesson Corp.	131,969
3,308	Medco Health Solutions, Inc. (a)	182,205
675	Patterson Cos., Inc.	19,258
1,094	Quest Diagnostics, Inc.	54,448
3,156	Tenet Healthcare Corp. (a)	13,697
8,230	UnitedHealth Group, Inc.	233,732
3,093	WellPoint, Inc. (a)	151,341
		1,448,794
	Health Care Technology — 0.0% (g)
494	Cerner Corp. (a) (c)	37,490
	Life Sciences Tools & Services — 0.5%
1,322	Life Technologies Corp. (a)	62,464
406	Millipore Corp. (a)	43,300
854	PerkinElmer, Inc.	17,652

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
2,971	Thermo Fisher Scientific, Inc. (a)	145,728
673	Waters Corp. (a)	43,543
		312,687
	Pharmaceuticals — 6.1%
11,176	Abbott Laboratories	522,813
2,227	Allergan, Inc.	129,745
12,451	Bristol-Myers Squibb Co.	310,528
7,348	Eli Lilly & Co.	246,158
2,189	Forest Laboratories, Inc. (a)	60,044
19,971	Johnson & Johnson	1,179,487
1,807	King Pharmaceuticals, Inc. (a)	13,715
22,578	Merck & Co., Inc.	789,553
2,236	Mylan, Inc. (a) (c)	38,102
58,404	Pfizer, Inc.	832,841
775	Watson Pharmaceuticals, Inc. (a)	31,442
		4,154,428
	Total Health Care	8,158,337
	Industrials — 10.2%
	Aerospace & Defense — 2.8%
5,496	Boeing Co. (The) (c)	344,874
2,793	General Dynamics Corp.	163,558
906	Goodrich Corp.	60,022
5,548	Honeywell International, Inc.	216,538
1,329	ITT Corp.	59,699
838	L-3 Communications Holdings, Inc.	59,364
2,257	Lockheed Martin Corp.	168,147
2,181	Northrop Grumman Corp.	118,734
1,030	Precision Castparts Corp.	106,008
2,760	Raytheon Co.	133,556
1,140	Rockwell Collins, Inc.	60,568
6,756	United Technologies Corp.	438,532
		1,929,600
	Air Freight & Logistics — 1.0%
1,201	C.H. Robinson Worldwide, Inc.	66,848
1,542	Expeditors International of Washington, Inc.	53,214
2,267	FedEx Corp.	158,939
7,172	United Parcel Service, Inc., Class B	408,015
		687,016
	Airlines — 0.1%
5,390	Southwest Airlines Co.	59,883
	Building Products — 0.1%
2,597	Masco Corp.	27,944
	Commercial Services & Supplies — 0.5%
800	Avery Dennison Corp.	25,704
952	Cintas Corp.	22,819
1,310	Iron Mountain, Inc.	29,423
1,503	Pitney Bowes, Inc.	33,006
1,494	R.R. Donnelley & Sons Co.	24,457
2,350	Republic Services, Inc.	69,865
613	Stericycle, Inc. (a) (c)	40,201
3,497	Waste Management, Inc.	109,421
		354,896
	Construction & Engineering — 0.2%
1,294	Fluor Corp.	54,995
905	Jacobs Engineering Group, Inc. (a)	32,978
1,527	Quanta Services, Inc. (a)	31,533
		119,506
	Electrical Equipment — 0.5%
5,454	Emerson Electric Co.	238,285
1,033	Rockwell Automation, Inc.	50,710
680	Roper Industries, Inc.	38,053
		327,048
	Industrial Conglomerates — 2.3%
5,163	3M Co.	407,825
77,305	General Electric Co.	1,114,738
1,979	Textron, Inc. (c)	33,584
		1,556,147
	Machinery — 1.7%
4,545	Caterpillar, Inc.	273,018
1,453	Cummins, Inc.	94,634
3,808	Danaher Corp.	141,353
3,076	Deere & Co.	171,272
1,353	Dover Corp.	56,542
1,214	Eaton Corp.	79,444
406	Flowserve Corp.	34,429
2,801	Illinois Tool Works, Inc.	115,625
2,642	PACCAR, Inc. (c)	105,337
847	Pall Corp.	29,111
1,166	Parker Hannifin Corp. (c)	64,666
419	Snap-On, Inc. (c)	17,141
		1,182,572
	Professional Services — 0.1%
364	Dun & Bradstreet Corp.	24,432
917	Equifax, Inc.	25,731
1,086	Robert Half International, Inc. (c)	25,575
		75,738

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — 0.8%
2,818	CSX Corp. (c)	139,858
2,679	Norfolk Southern Corp.	142,121
384	Ryder System, Inc.	15,448
3,665	Union Pacific Corp.	254,754
		552,181
	Trading Companies & Distributors — 0.1%
950	Fastenal Co.	47,681
449	W.W. Grainger, Inc.	44,653
		92,334
	Total Industrials	6,964,865
	Information Technology — 18.5%
	Communications Equipment — 2.3%
41,352	Cisco Systems, Inc. (a)	881,211
940	Harris Corp.	39,151
1,626	JDS Uniphase Corp. (a)	16,000
3,809	Juniper Networks, Inc. (a) (c)	86,921
16,828	Motorola, Inc. (a)	109,718
11,877	QUALCOMM, Inc.	390,041
2,789	Tellabs, Inc.	17,822
		1,540,864
	Computers & Peripherals — 4.5%
6,589	Apple, Inc. (a)	1,657,331
12,477	Dell, Inc. (a) (c)	150,473
14,884	EMC Corp. (a)	272,377
16,903	Hewlett-Packard Co.	731,562
568	Lexmark International, Inc., Class A (a) (c)	18,761
2,495	NetApp, Inc. (a) (c)	93,088
808	QLogic Corp. (a)	13,429
1,665	SanDisk Corp. (a)	70,046
1,208	Teradata Corp. (a)	36,820
1,660	Western Digital Corp. (a)	50,066
		3,093,953
	Electronic Equipment, Instruments & Components — 0.5%
2,520	Agilent Technologies, Inc. (a)	71,643
1,257	Amphenol Corp., Class A	49,375
11,301	Corning, Inc.	182,511
1,110	FLIR Systems, Inc. (a)	32,290
1,403	Jabil Circuit, Inc.	18,660
983	Molex, Inc. (c)	17,930
		372,409
	Internet Software & Services — 1.7%
1,247	Akamai Technologies, Inc. (a) (c)	50,591
8,233	eBay, Inc. (a)	161,449
1,753	Google, Inc., Class A (a)	779,997
913	Monster Worldwide, Inc. (a)	10,637
1,322	VeriSign, Inc. (a) (c)	35,099
8,524	Yahoo!, Inc. (a)	117,887
		1,155,660
	IT Services — 3.1%
3,642	Automatic Data Processing, Inc.	146,627
2,167	Cognizant Technology Solutions Corp., Class A (a)	108,480
1,117	Computer Sciences Corp.	50,544
2,399	Fidelity National Information Services, Inc.	64,341
1,105	Fiserv, Inc. (a)	50,454
9,285	International Business Machines Corp.	1,146,512
701	MasterCard, Inc., Class A (c)	139,871
2,329	Paychex, Inc.	60,484
2,119	SAIC, Inc. (a)	35,472
1,430	Total System Services, Inc.	19,448
3,277	Visa, Inc., Class A	231,848
4,867	Western Union Co. (The)	72,567
		2,126,648
	Office Electronics — 0.1%
9,985	Xerox Corp.	80,279
	Semiconductors & Semiconductor Equipment — 2.6%
4,095	Advanced Micro Devices, Inc. (a) (c)	29,975
2,184	Altera Corp.	54,185
2,158	Analog Devices, Inc.	60,122
9,726	Applied Materials, Inc.	116,907
3,127	Broadcom Corp., Class A	103,097
352	First Solar, Inc. (a)	40,068
40,287	Intel Corp.	783,582
1,231	KLA-Tencor Corp.	34,320
1,623	Linear Technology Corp. (c)	45,136
4,733	LSI Corp. (a)	21,772
1,647	MEMC Electronic Materials, Inc. (a) (c)	16,272
1,344	Microchip Technology, Inc. (c)	37,283
6,186	Micron Technology, Inc. (a) (c)	52,519
1,724	National Semiconductor Corp.	23,205
695	Novellus Systems, Inc. (a) (c)	17,625
4,143	NVIDIA Corp. (a)	42,300
1,305	Teradyne, Inc. (a) (c)	12,724
8,850	Texas Instruments, Inc.	206,028
1,983	Xilinx, Inc. (c)	50,091
		1,747,211

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 3.7%
3,812	Adobe Systems, Inc. (a)	100,751
1,662	Autodesk, Inc. (a)	40,486
1,314	BMC Software, Inc. (a)	45,504
2,828	CA, Inc.	52,035
1,345	Citrix Systems, Inc. (a)	56,799
1,630	Compuware Corp. (a)	13,007
2,373	Electronic Arts, Inc. (a)	34,171
2,274	Intuit, Inc. (a)	79,067
1,130	McAfee, Inc. (a)	34,714
55,207	Microsoft Corp.	1,270,313
2,533	Novell, Inc. (a)	14,388
28,347	Oracle Corp.	608,327
1,365	Red Hat, Inc. (a)	39,503
819	Salesforce.com, Inc. (a) (c)	70,287
5,785	Symantec Corp. (a)	80,296
		2,539,648
	Total Information Technology	12,656,672
	Materials — 3.4%
	Chemicals — 1.8%
1,538	Air Products & Chemicals, Inc.	99,678
604	Airgas, Inc.	37,569
515	CF Industries Holdings, Inc.	32,677
8,362	Dow Chemical Co. (The)	198,347
6,560	E.l. du Pont de Nemours & Co.	226,910
524	Eastman Chemical Co.	27,960
1,690	Ecolab, Inc.	75,898
527	FMC Corp.	30,265
576	International Flavors & Fragrances, Inc.	24,434
3,950	Monsanto Co.	182,569
1,204	PPG Industries, Inc.	72,734
2,215	Praxair, Inc.	168,318
667	Sherwin-Williams Co. (The)	46,150
879	Sigma-Aldrich Corp.	43,800
		1,267,309
	Construction Materials — 0.1%
925	Vulcan Materials Co. (c)	40,543
	Containers & Packaging — 0.2%
668	Ball Corp.	35,290
790	Bemis Co., Inc. (c)	21,330
1,194	Owens-Illinois, Inc. (a)	31,581
962	Pactiv Corp. (a)	26,792
1,155	Sealed Air Corp.	22,777
		137,770
	Metals & Mining — 1.1%
796	AK Steel Holding Corp.	9,488
7,393	Alcoa, Inc.	74,374
714	Allegheny Technologies, Inc.	31,552
980	Cliffs Natural Resources, Inc.	46,217
3,416	Freeport-McMoRan Copper & Gold, Inc.	201,988
3,558	Newmont Mining Corp.	219,671
2,281	Nucor Corp.	87,317
611	Titanium Metals Corp. (a) (c)	10,747
1,039	United States Steel Corp. (c)	40,053
		721,407
	Paper & Forest Products — 0.2%
3,162	International Paper Co.	71,556
1,237	MeadWestvaco Corp.	27,461
1,532	Weyerhaeuser Co.	53,927
		152,944
	Total Materials	2,319,973
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.6%
42,785	AT&T, Inc.	1,034,969
2,175	CenturyLink, Inc.	72,449
2,262	Frontier Communications Corp. (c)	16,083
10,812	Qwest Communications International, Inc.	56,763
20,468	Verizon Communications, Inc.	573,514
3,498	Windstream Corp.	36,939
		1,790,717
	Wireless Telecommunication Services — 0.3%
2,921	American Tower Corp., Class A (a)	129,985
1,892	MetroPCS Communications, Inc. (a)	15,495
21,585	Sprint Nextel Corp. (a) (c)	91,520
		237,000
	Total Telecommunication Services	2,027,717
	Utilities — 3.6%
	Electric Utilities — 1.9%
1,228	Allegheny Energy, Inc.	25,395
3,468	American Electric Power Co., Inc. (c)	112,016
9,508	Duke Energy Corp.	152,128
2,360	Edison International	74,859
1,370	Entergy Corp.	98,119
4,784	Exelon Corp.	181,648
2,207	FirstEnergy Corp. (c)	77,753
3,002	NextEra Energy, Inc.	146,378
1,274	Northeast Utilities	32,462
1,616	Pepco Holdings, Inc.	25,339
785	Pinnacle West Capital Corp.	28,543

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
2,741	PPL Corp.	68,388
2,079	Progress Energy, Inc.	81,538
5,970	Southern Co.	198,682
		1,303,248
	Gas Utilities — 0.1%
1,042	EQT Corp.	37,658
328	Nicor, Inc.	13,284
769	Oneok, Inc.	33,259
		84,201
	Independent Power Producers & Energy Traders — 0.2%
4,838	AES Corp. (The) (a)	44,703
1,460	Constellation Energy Group, Inc.	47,085
1,849	NRG Energy, Inc. (a)	39,217
		131,005
	Multi-Utilities — 1.4%
1,725	Ameren Corp.	41,003
3,015	CenterPoint Energy, Inc.	39,677
1,664	CMS Energy Corp. (c)	24,378
2,042	Consolidated Edison, Inc.	88,010
4,316	Dominion Resources, Inc.	167,202
1,219	DTE Energy Co.	55,599
557	Integrys Energy Group, Inc.	24,363
2,009	NiSource, Inc.	29,130
2,696	PG&E Corp.	110,806
3,664	Public Service Enterprise Group, Inc.	114,793
821	SCANA Corp.	29,359
1,792	Sempra Energy	83,848
1,549	TECO Energy, Inc. (c)	23,343
847	Wisconsin Energy Corp.	42,977
3,328	Xcel Energy, Inc.	68,590
		943,078
	Total Utilities	2,461,532
	Total Common Stocks (Cost $69,837,011)	67,471,382
Short-Term Investments — 0.6%
	Investment Company — 0.4%
264,468	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m)	264,468
PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills,
100,000	0.158%, 08/26/10 (k) (n)	99,983
45,000	0.160%, 07/15/10 (k) (n)	44,998
		144,981
	Total Short-Term Investments (Cost $409,441)	409,449
SHARES
Investments of Cash Collateral for Securities on Loan — 4.9%
	Investment Company — 4.9%
3,393,996	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $3,393,996)	3,393,996
	Total Investments — 104.0% (Cost $73,640,448)	71,274,827
	Liabilities in Excess of Other Assets — (4.0)%	(2,751,742)
	NET ASSETS — 100.0%	$68,523,085

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
21	E-mini S&P 500	09/17/10	$1,077,930	$(50,999)

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(q)—	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$66,561,556
Investments in affiliates, at value	4,713,271
Total investment securities, at value	71,274,827
Receivables:
Investment securities sold	752,964
Portfolio shares sold	2,058
Interest and dividends	93,336
Securities lending income	252
Total Assets	72,123,437

LIABILITIES:
Payables:
Investment securities purchased	39,605
Collateral for securities lending program	3,393,996
Portfolio shares redeemed	76,051
Variation margin on futures contracts	9,640
Accrued liabilities:
Investment advisory fees	2,797
Administration fees	6,997
Custodian and accounting fees	32,521
Trustees’ and Chief Compliance Officer’s fees	664
Other	38,081
Total Liabilities	3,600,352
Net Assets	$68,523,085

NET ASSETS:
Paid in capital	$84,852,456
Accumulated undistributed net investment income	613,086
Accumulated net realized gains (losses)	(14,525,837)
Net unrealized appreciation (depreciation)	(2,416,620)
Total Net Assets	$68,523,085

Outstanding units of beneficial interest (shares)
(unlimited amount authorized; no par value):	7,705,558

Net asset value, offering and redemption price per share	$8.89

Cost of investments in non-affiliates	$68,971,868
Cost of investments in affiliates	4,668,580
Value of securities on loan	3,270,033

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$67
Dividend income from non-affiliates	767,142
Dividend income from affiliates	3,464
Income from securities lending (net)	5,199
Total investment income	775,872

EXPENSES:
Investment advisory fees	98,399
Administration fees	36,547
Custodian and accounting fees	43,591
Interest expense to affiliates	72
Professional fees	21,350
Trustees’ and Chief Compliance Officer’s fees	423
Printing and mailing costs	20,867
Transfer agent fees	1,144
Other	7,580
Total expenses	229,973
Less amounts waived	(72,972)
Net expenses	157,001
Net investment income (loss)	618,871

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,426,509)
Investments in affiliates	28,499
Futures	1,032
Net realized gain (loss)	(1,396,978)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,718,862)
Investments in affiliates	(172,226)
Futures	(56,050)
Change in net unrealized appreciation (depreciation)	(3,947,138)
Net realized/unrealized gains (losses)	(5,344,116)
Change in net assets resulting from operations	$(4,725,245)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$618,871	$1,714,583
Net realized gain (loss)	(1,396,978)	(5,429,314)
Change in net unrealized appreciation (depreciation)	(3,947,138)	22,038,866
Change in net assets resulting from operations	(4,725,245)	18,324,135

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,708,349)	(2,014,130)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	3,180,208	8,129,209
Dividends and distributions reinvested	1,708,349	2,014,130
Cost of shares redeemed	(11,947,743)	(18,766,662)
Total change in net assets from capital transactions	(7,059,186)	(8,623,323)

NET ASSETS:
Change in net assets	(13,492,780)	7,686,682
Beginning of period	82,015,865	74,329,183
End of period	$68,523,085	$82,015,865
Accumulated undistributed net investment income	$613,086	$1,702,564

SHARE TRANSACTIONS:
Issued	336,438	1,021,872
Reinvested	163,949	269,991
Redeemed	(1,209,790)	(2,246,125)
Change in Shares	(709,403)	(954,262)

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Equity Index Portfolio
Six Months Ended June 30, 2010 (Unaudited)	$9.75	$0.09		$(0.74)		$(0.65)	$(0.21)
Year Ended December 31, 2009	7.93	0.20	(e)	1.83	(e)	2.03	(0.21)
Year Ended December 31, 2008	12.87	0.21	(f)	(4.93	)(g)	(4.72)	(0.22)
Year Ended December 31, 2007	12.43	0.22		0.41		0.63	(0.19)
Year Ended December 31, 2006	10.92	0.19		1.48		1.67	(0.16)
Year Ended December 31, 2005	10.61	0.15		0.31		0.46	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $1.82, the total return would have been 26.31%, and the net investment income (loss) ratio would have been 2.23%. The impact on net investment income (loss) per share was less than $0.01.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(4.94) and the total return would have been (37.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.89	(6.95)%		$68,523	0.40%	1.57%		0.58%	5%
9.75	26.44	(e)	82,016	0.40	2.25	(e)	0.62	13
7.93	(37.21	) (g)	74,329	0.40	1.95		0.52	12
12.87	5.10		132,032	0.40	1.56		0.53	6
12.43	15.42		144,097	0.40	1.54		0.57	7
10.92	4.46		136,929	0.46	1.41		0.51	12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/ Non-Diversified
Equity Index Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities#	$71,129,846	$144,981	$—	$71,274,827
Depreciation in Other Financial Instruments
Futures Contracts	$(50,999)	$—	$—	$(50,999)

#	Portfolio holdings designated as Level 1 and level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of U.S. Treasury Bills that are held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C.  Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For purposes of the report, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2010
Affiliate	Value at December 31, 2009	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend/ Interest Income	Shares at June 30, 2010	Value at June 30, 2010
JPMorgan Chase & Co. (Common Stock)*	$1,346,024	$40,059	$187,549	$28,499	$3,159	28,812	$1,054,807
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	450,706	11,512,407	11,698,645	—	305	264,468	264,468
JPMorgan Prime Money Market Fund, Capital Shares**	8,225,478	35,173,420	40,004,902	—	3,717	3,393,996	3,393,996
Total	$10,022,208			$28,499	$7,181		$4,713,271

*	Security is included in an index in which the Fund, as an index fund, invests.

**	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statement of Operations.

D.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $3,717 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$3,270,033	$3,393,996	$3,393,996

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $2,988. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

22   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentage above is in place until at least April 30, 2011.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $72,462. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $510.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,152,175	$12,770,707

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,640,448	$9,794,377	$12,159,998	$(2,365,621)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

24   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$930.50	$1.91	0.40%
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   25

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITEIP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	20

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(14.69)%
Morgan Stanley Capital International (MSCI) EAFE Index	(13.23)%

Net Assets as of 6/30/2010	$34,681,300

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped some stock markets regain positive momentum in the first quarter of 2010 before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline. International equities performed poorly, as the MSCI EAFE Index (the “Benchmark”) returned –13.23% for the six months ended June 30, 2010.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust International Equity Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2010. The Portfolio’s underweight in Japan detracted from relative performance versus the Benchmark, while the Portfolio’s overweight in outperforming emerging markets contributed to relative returns. At the sector level, the Portfolio’s overweight in the energy sector and its stock selection in the healthcare sector detracted from relative performance, while stock selection in the consumer discretionary and technology sectors contributed to relative returns.

Individual detractors to the Portfolio’s relative performance included Total S.A. and BP plc. Integrated energy company Total S.A.’s first-quarter profits lagged the profits of its competitors. Shares of BP plc. declined amid investor uncertainty surrounding the fallout from the company’s oil spill in the Gulf of Mexico. BP, in the portfolio managers’ view, appeared to be oversold given the company’s financial strength and ability to generate strong cash flow.

Meanwhile, in the healthcare sector, the Portfolio did not own AstraZeneca plc or Novo Nordisk A/S, which also hurt its relative performance as both of these stocks were strong performers in the Benchmark.

Among the Portfolio’s individual contributors to relative performance were Yahoo Japan Corp. and Nintendo Co., Ltd. Shares of Yahoo Japan Corp., a Japan-based provider of Internet search services, rose as the company benefited from the cyclical recovery in Japanese advertisement spending and investor optimism about the increasing share of online advertising spending. Shares of Nintendo benefited as the electronic games maker introduced new models for its handheld gaming devices, which were well received by the market.

Burberry Group plc was another individual contributor to the Portfolio’s relative performance, as the high-end retailer reported strong fiscal year end earnings and raised its dividend payout. The portfolio managers’ decision to begin exiting the Portfolio’s position in communications-equipment provider Nokia OYJ early in the reporting period also contributed to the Portfolio’s relative performance, as shares of Nokia OYJ declined sharply in the second quarter of 2010.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers continued to focus on stock selection to build a diversified portfolio of international equities. They employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. During the reporting period, the portfolio managers added to several of the Portfolio’s European holdings, taking advantage of the stock market weakness to increase the Portfolio’s positions in high-quality companies, many of which derive a significant amount of their earnings from outside of Europe.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	2.8%
2.	Vodafone Group plc (United Kingdom)	2.7
3.	Nestle S.A. (Switzerland)	2.6
4.	HSBC Holdings plc (United Kingdom)	2.4
5.	Novartis AG (Switzerland)	2.0
6.	Royal Dutch Shell plc, Class A (Netherlands)	1.9
7.	Roche Holding AG (Switzerland)	1.9
8.	BG Group plc (United Kingdom)	1.9
9.	Standard Chartered plc (United Kingdom)	1.8
10.	Honda Motor Co., Ltd. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	24.3%
Japan	16.6
France	13.3
Switzerland	12.6
Germany	7.4
Netherlands	5.0
Hong Kong	4.0
Spain	3.1
Australia	2.6
Brazil	1.9
China	1.8
Italy	1.6
Mexico	1.3
Israel	1.0
Others (each less than 1.0%)	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	(14.69)%	7.12%	0.46%	(1.00)%
CLASS 2 SHARES	4/24/09	(14.73)	6.84	0.40	(1.03)

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra, which calculates the MSCI EAFE Index, uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Australia — 2.6%
17,620	BHP Billiton Ltd. (m)	548,151
6,197	Rio Tinto Ltd. (m)	340,800
		888,951
	Belgium — 0.9%
6,510	Anheuser-Busch InBev N.V. (m)	313,009
	Brazil — 1.9%
9,952	Petroleo Brasileiro S.A., ADR (m)	341,553
13,155	Vale S.A., ADR (m)	320,324
		661,877
	China — 1.8%
58,000	China Life Insurance Co., Ltd., Class H (m)	253,647
500,000	Industrial & Commercial Bank of China, Class H (m)	363,428
		617,075
	France — 13.2%
5,893	Accor S.A. (a)	272,818
23,199	AXA S.A. (m)	354,413
9,590	BNP Paribas (m)	515,950
5,798	GDF Suez (m)	164,957
4,425	Imerys S.A. (m)	225,165
7,050	Lafarge S.A.	384,420
3,340	LVMH Moet Hennessy Louis Vuitton S.A. (m)	363,535
3,388	Pernod-Ricard S.A.	262,791
2,600	PPR (m)	322,980
6,861	Sanofi-Aventis S.A. (m)	413,220
8,310	Societe Generale (m)	341,948
21,490	Total S.A. (m)	959,288
		4,581,485
	Germany — 6.6%
7,290	Bayer AG (m)	407,376
14,337	E.ON AG (m)	385,496
3,349	Linde AG (m)	352,147
9,548	SAP AG (m)	424,573
5,742	Siemens AG (m)	513,563
10,527	Symrise AG (m)	217,357
		2,300,512
	Hong Kong — 4.0%
109,000	Belle International Holdings Ltd. (m)	154,637
210,000	CNOOC Ltd. (m)	356,932
60,522	Esprit Holdings Ltd. (m)	325,085
64,000	Hang Lung Properties Ltd. (m)	244,797
88,000	Sands China Ltd. (a) (m)	130,062
101,600	Wynn Macau Ltd. (a) (m)	165,683
		1,377,196
	Ireland — 0.3%
106,442	Governor & Co. of the Bank of Ireland (The) (a) (m)	85,758
	Israel — 1.0%
6,830	Teva Pharmaceutical Industries Ltd., ADR (m)	355,092
	Italy — 1.6%
98,966	Intesa Sanpaolo S.p.A. (m)	260,646
136,395	UniCredit S.p.A. (m)	301,711
		562,357
	Japan — 16.5%
15,600	Canon, Inc. (m)	581,403
5,200	East Japan Railway Co. (m)	346,245
21,300	Honda Motor Co., Ltd. (m)	625,641
131	Japan Tobacco, Inc. (m)	407,554
26,700	Komatsu Ltd. (m)	480,764
35,000	Kubota Corp. (m)	268,461
22,500	Mitsubishi Corp. (m)	465,490
74,200	Mitsubishi UFJ Financial Group, Inc. (m)	336,920
10,000	Mitsui Fudosan Co., Ltd. (m)	139,185
4,400	Murata Manufacturing Co., Ltd. (m)	209,828
3,900	Nidec Corp. (m)	326,497
1,600	Nintendo Co., Ltd. (m)	469,775
23,700	Nomura Holdings, Inc. (m)	129,484
5,400	Shin-Etsu Chemical Co., Ltd. (m)	251,074
35,900	Sumitomo Corp. (m)	358,533
857	Yahoo! Japan Corp. (m)	341,579
		5,738,433
	Mexico — 1.3%
5,480	America Movil S.A.B. de C.V., Series L, ADR (m)	260,300
4,570	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	197,195
		457,495
	Netherlands — 5.0%
60,443	ING Groep N.V. CVA (a) (m)	447,309
31,860	Reed Elsevier N.V. (m)	352,698
26,602	Royal Dutch Shell plc, Class A	668,712
14,424	Wolters Kluwer N.V. (m)	276,609
		1,745,328
	South Korea — 0.9%
486	Samsung Electronics Co., Ltd. (m)	304,826
	Spain — 3.1%
28,385	Banco Bilbao Vizcaya Argentaria S.A. (m)	292,449
5,160	Inditex S.A. (m)	294,230
25,682	Telefonica S.A. (m)	475,751
		1,062,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Sweden — 0.6%
13,330	Atlas Copco AB, Class A	194,894
	Switzerland — 12.5%
26,460	ABB Ltd. (a) (m)	460,684
11,760	Credit Suisse Group AG (m)	442,144
5,721	Holcim Ltd. (m)	382,974
18,916	Nestle S.A. (m)	912,107
14,079	Novartis AG (m)	682,312
4,693	Roche Holding AG (m)	645,953
126	SGS S.A. (m)	170,056
17,109	Xstrata plc (m)	224,037
1,953	Zurich Financial Services AG (m)	430,468
		4,350,735
	Taiwan — 0.9%
32,667	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	318,830
	United Kingdom — 24.2%
10,490	Autonomy Corp. plc (a) (m)	285,940
75,397	Barclays plc (m)	300,948
43,151	BG Group plc (m)	641,778
113,973	BP plc (m)	545,608
34,999	British Land Co. plc (m)	226,074
32,788	Burberry Group plc (m)	370,295
43,294	Centrica plc (m)	191,057
21,884	GlaxoSmithKline plc (m)	371,609
92,166	HSBC Holdings plc (m)	845,009
55,469	ICAP plc (m)	332,466
17,320	Imperial Tobacco Group plc (m)	483,933
74,680	Man Group plc (m)	247,557
50,270	Marks & Spencer Group plc (m)	247,651
42,681	Prudential plc (m)	321,926
5,848	Rio Tinto plc (m)	256,811
25,912	Standard Chartered plc (m)	630,968
97,027	Tesco plc (m)	547,369
451,178	Vodafone Group plc (m)	929,649
53,292	Wm Morrison Supermarkets plc (m)	210,586
41,552	WPP plc (m)	391,440
		8,378,674
	Total Common Stocks (Cost $32,286,772)	34,294,957
Preferred Stock — 0.7%
	Germany — 0.7%
2,790	Volkswagen AG (m) (Cost $270,684)	244,824
	Total Investments — 99.6% (Cost $32,557,456)	34,539,781
	Other Assets in Excess of Liabilities — 0.4%	141,519
	NET ASSETS — 100.0%	$34,681,300

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

Summary of Investments by Industry, June 30, 2010

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

Industry	Percentage
Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	10.2
Pharmaceuticals	8.3
Metals & Mining	4.9
Insurance	3.9
Wireless Telecommunication Services	3.4
Software	3.4
Capital Markets	3.3
Media	3.0
Construction Materials	2.9
Machinery	2.7
Food Products	2.6
Tobacco	2.6
Automobiles	2.5
Trading Companies & Distributors	2.4
Chemicals	2.4
Electrical Equipment	2.3
Specialty Retail	2.2
Beverages	2.2
Food & Staples Retailing	2.2
Textiles, Apparel & Luxury Goods	2.1
Semiconductors & Semiconductor Equipment	1.8
Office Electronics	1.7
Multiline Retail	1.7
Hotels, Restaurants & Leisure	1.6
Industrial Conglomerates	1.5
Diversified Telecommunication Services	1.4
Diversified Financial Services	1.3
Real Estate Management & Development	1.1
Electric Utilities	1.1
Multi-Utilities	1.0
Road & Rail	1.0
Internet Software & Services	1.0
Others (each less than 1.0%)	1.9

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR—	American Depositary Receipt

CVA—	Dutch Certification

(a)—	Non-income producing security.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments described in Note 2.A. are $32,746,487 which amounts to 94.8%, of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$34,539,781
Cash	73,161
Foreign currency, at value	48,119
Receivables:
Investment securities sold	35,361
Portfolio shares sold	3,936
Interest and dividends	107,156
Tax reclaims	73,344
Total Assets	34,880,858

LIABILITIES:
Payables:
Investment securities purchased	40,484
Portfolio shares redeemed	107,083
Accrued liabilities:
Investment advisory fees	14,740
Administration fees	2,778
Distribution fees	10
Custodian and accounting fees	22,582
Trustees’ and Chief Compliance Officer’s fees	156
Other	11,725
Total Liabilities	199,558
Net Assets	$34,681,300

NET ASSETS:
Paid in capital	$36,490,296
Accumulated undistributed net investment income	499,945
Accumulated net realized gains (losses)	(4,293,654)
Net unrealized appreciation (depreciation)	1,984,713
Total Net Assets	$34,681,300

Net Assets:
Class 1	$34,634,932
Class 2	46,368
Total	$34,681,300
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,265,175
Class 2	5,650

Net asset value :
Class 1	$8.12
Class 2	8.21

Cost of investments in non-affiliates	$32,557,456
Cost of foreign currency	47,738

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$778,145
Dividend income from affiliates	25
Foreign taxes withheld	(75,557)
Total investment income	702,613

EXPENSES:
Investment advisory fees	119,892
Administration fees	18,620
Distribution fees — Class 2	64
Custodian and accounting fees	28,064
Professional fees	26,826
Trustees’ and Chief Compliance Officer’s fees	215
Printing and mailing costs	7,153
Transfer agent fees	1,147
Other	17,030
Total expenses	219,011
Less amounts waived	(16,378)
Net expenses	202,633
Net investment income (loss)	499,980

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	214,307
Foreign currency transactions	(10,066)
Net realized gain (loss)	204,241
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(6,825,126)
Foreign currency translations	(1,251)
Change in net unrealized appreciation (depreciation)	(6,826,377)
Net realized/unrealized gains (losses)	(6,622,136)
Change in net assets resulting from operations	$(6,122,156)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$499,980	$840,175
Net realized gain (loss)	204,241	(4,202,595)
Change in net unrealized appreciation (depreciation)	(6,826,377)	15,904,659
Change in net assets resulting from operations	(6,122,156)	12,542,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(98,232)	(2,488,184)
From net realized gains	—	(1,812,823)
Class 2
From net investment income	(125)	(61)
Total distributions to shareholders	(98,357)	(4,301,068)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(3,090,698)	(5,989,793)

NET ASSETS:
Change in net assets	(9,311,211)	2,251,378
Beginning of period	43,992,511	41,741,133
End of period	$34,681,300	$43,992,511
Accumulated undistributed net investment income	$499,945	$98,322

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,227,987	$5,263,828
Dividends and distributions reinvested	98,232	4,301,007
Cost of shares redeemed	(5,417,042)	(15,209,618)
Change in net assets from Class 1 capital transactions	$(3,090,823)	$(5,644,783)
Class 2
Net assets acquired in tax-free reorganization (See Note 8)	$—	$3,343,698
Dividends and distributions reinvested	125	61
Cost of shares redeemed	—	(3,688,769)
Change in net assets from Class 2 capital transactions	$125	$(345,010)
Total change in net assets from capital transactions	$(3,090,698)	$(5,989,793)

SHARE TRANSACTIONS:
Class 1
Issued	243,636	683,130
Reinvested	9,952	602,375
Redeemed	(594,294)	(1,946,346)
Change in Class 1 Shares	(340,706)	(660,841)
Class 2 (a)
Shares issued in connection with Portfolio reorganization (See Note 8)	—	485,790
Reinvested	13	6
Redeemed	—	(480,159)
Change in Class 2 Shares	13	5,637

*	International Equity Portfolio acquired all of the assets and liabilities of the JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

(a)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Portfolio
Class 1 (e)
Six Months Ended June 30, 2010 (Unaudited)	$9.54	$0.11	(f)	$(1.51)	$(1.40)	$(0.02)	$—	$(0.02)
Year Ended December 31, 2009	7.93	0.16	(f)	2.31	2.47	(0.50)	(0.36)	(0.86)
Year Ended December 31, 2008	15.95	0.34		(6.00)	(5.66)	(0.23)	(2.13)	(2.36)
Year Ended December 31, 2007	14.74	0.19	(f)	1.18	1.37	(0.16)	—	(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	—	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	—	(0.10)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	9.65	0.10	(f)	(1.52)	(1.42)	(0.02)	—	(0.02)
April 24, 2009 (i) through December 31, 2009	6.88	0.45	(f)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.

(f)	Calculated based upon average shares outstanding.

(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

(h)	Includes interest expense of 0.02%.

(i)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$8.12	(14.69)%	$34,635	1.01%		2.50%		1.10%	9%
9.54	34.91	43,938	1.01		2.00	(g)	1.38	13
7.93	(41.35)	41,741	1.09		2.68		1.20	21
15.95	9.33	83,639	1.22	(h)	1.20		1.22	15
14.74	22.04	104,411	1.20		1.02		1.20	15
12.20	10.69	82,806	1.20		1.27		1.20	8

8.21	(14.73)	46	1.26		2.28		1.35	9
9.65	40.42	54	1.26		8.82	(g)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 — significant unobservable inputs (including the Portfolio’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$888,951	$—	$888,951
Belgium	—	313,009	—	313,009
Brazil	320,324	341,553	—	661,877
China	—	617,075	—	617,075
France	—	4,581,485	—	4,581,485
Germany	—	2,300,512	—	2,300,512
Hong Kong	—	1,377,196	—	1,377,196
Ireland	—	85,758	—	85,758
Israel	—	355,092	—	355,092
Italy	—	562,357	—	562,357
Japan	—	5,738,433	—	5,738,433
Mexico	—	457,495	—	457,495
Netherlands	—	1,745,328	—	1,745,328
South Korea	—	304,826	—	304,826
Spain	—	1,062,430	—	1,062,430
Sweden	—	194,894	—	194,894
Switzerland	—	4,350,735	—	4,350,735
Taiwan	—	318,830	—	318,830
United Kingdom	—	8,378,674	—	8,378,674
Total Common Stocks	320,324	33,974,633	—	34,294,957
Preferred Stocks
Germany	—	244,824	—	244,824
Total Preferred Stocks	—	244,824	—	244,824
Total Investments in Securities	$320,324	$34,219,457	$—	$34,539,781

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian is included as Interest income from affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the period ended June 30, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $3,615. Additionally, for the six months ended June 30, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 was $68.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,404,232	$5,741,554

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$32,557,456	$7,372,961	$5,390,636	$1,982,325

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2010, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As June 30, 2010, the Portfolio invested approximately 24.3% of its respective total investments in the United Kingdom.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan International Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust International Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 share in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $37,973,597 and identified cost of $43,336,799 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan International Equity Portfolio	5,601,034	$38,551,765	$6.88	$(5,364,006)

Acquiring Portfolio
JPMorgan Insurance Trust International Equity Portfolio				(1,652,498)
Class 2	361,535	3,343,698	9.25

Post Reorganization
JPMorgan Insurance Trust International Equity Portfolio				(7,016,504)
Class 1	5,601,034	38,551,765	6.88
Class 2	485,790	3,343,698	6.88

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$853,217
Net realized/unrealized gains (losses)	11,512,950
Change in net assets resulting from operations	$12,366,167

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$853.10	$4.64	1.01%
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class 2
Actual	1,000.00	852.70	5.79	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITIEP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(8.18)%
Russell 1000 Growth Index	(7.65)%

Net Assets as of 6/30/2010	$41,534,196

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio seeks to provide long-term capital growth.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Intrepid Growth Portfolio (Class 1 Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended June 30, 2010. The Portfolio’s stock selection in the industrials and technology sectors detracted from relative performance, while the Portfolio’s consumer staples and consumer discretionary holdings added to relative returns.

Individual detractors from relative performance included the Portfolio’s positions in Goldman Sachs Group, Inc. and Microsoft Corp. Shares of investment bank Goldman Sachs Group, Inc. declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010. Shares of Microsoft Corp. declined on investor concerns about market share losses following the strong sales of Apple’s newly released iPad tablet PC.

The Portfolio’s overweight position in Coca-Cola Enterprises, Inc. was among the largest individual contributors. Shares of Coca Cola Enterprise, Inc. rallied after the company entered into an agreement to be acquired by the Coca-Cola Company. The Portfolio’s relative performance also benefited from its underweight position in Monsanto Co. The global seed producer saw its stock price decline after it lowered its full year earnings forecast, citing lower profits in its “Round Up” weed-killing business.

HOW THE PORTFOLIO WAS MANAGED

The Portfolio employed the JPMorgan Intrepid investment philosophy, which is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the portfolio managers believed would continue to increase. The investment process started with a disciplined proprietary ranking methodology that attempted to identify stocks in each sector that had more attractive value and stronger momentum characteristics relative to their respective benchmarks. In addition, the Team looked to sell stocks held in the portfolios that became overvalued and/or experienced momentum that deteriorated materially, replacing them with more attractive stocks identified by the proprietary ranking methodology. The Team combined its value and momentum factors with disciplined portfolio construction, qualitative research and value-added trading.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	5.9%
2.	Exxon Mobil Corp.	5.0
3.	International Business Machines Corp.	4.8
4.	Microsoft Corp.	4.0
5.	Hewlett-Packard Co.	3.1
6.	Wal-Mart Stores, Inc.	2.8
7.	Oracle Corp.	2.2
8.	Medtronic, Inc.	2.2
9.	Boeing Co. (The)	2.2
10.	DIRECTV, Class A	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	31.3%
Industrials	12.0
Consumer Discretionary	11.9
Health Care	11.4
Consumer Staples	11.1
Energy	10.2
Financials	5.0
Materials	4.7
Telecommunication Services	0.4
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	(8.18)%	15.14%	(0.95)%	(5.74)%
CLASS 2 SHARES	8/16/06	(8.29)	14.93	(1.13)	(5.82)

*  Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 11.9%
	Auto Components — 0.4%
5,500	TRW Automotive Holdings Corp. (a)	151,635
	Automobiles — 0.5%
21,300	Ford Motor Co. (a)	214,704
	Diversified Consumer Services — 0.4%
1,900	ITT Educational Services, Inc. (a)	157,738
	Hotels, Restaurants & Leisure — 2.6%
2,500	Carnival Corp.	75,600
6,300	Royal Caribbean Cruises Ltd. (a)	143,451
28,900	Starbucks Corp.	702,270
7,400	Wyndham Worldwide Corp.	149,036
		1,070,357
	Household Durables — 0.4%
1,800	Whirlpool Corp.	158,076
	Media — 2.7%
24,200	DIRECTV, Class A (a)	820,864
12,300	Gannett Co., Inc. (c)	165,558
3,700	Omnicom Group, Inc.	126,910
		1,113,332
	Multiline Retail — 1.9%
5,300	Big Lots, Inc. (a)	170,077
8,550	Macy’s, Inc.	153,045
5,700	Nordstrom, Inc. (c)	183,483
5,600	Target Corp.	275,352
		781,957
	Specialty Retail — 2.6%
1,000	AutoZone, Inc. (a)	193,220
6,100	Gap, Inc. (The)	118,706
8,100	Limited Brands, Inc.	178,767
6,700	Signet Jewelers Ltd., (Bermuda) (a)	184,250
5,900	TJX Cos., Inc.	247,505
7,300	Williams-Sonoma, Inc. (c)	181,186
		1,103,634
	Textiles, Apparel & Luxury Goods — 0.4%
11,900	Jones Apparel Group, Inc.	188,615
	Total Consumer Discretionary	4,940,048
	Consumer Staples — 11.1%
	Beverages — 0.6%
7,000	Dr. Pepper Snapple Group, Inc.	261,730
	Food & Staples Retailing — 2.8%
24,350	Wal-Mart Stores, Inc.	1,170,504
	Food Products — 1.1%
10,700	ConAgra Foods, Inc.	249,524
9,900	Del Monte Foods Co.	142,461
3,700	Tyson Foods, Inc., Class A	60,643
		452,628
	Household Products — 1.6%
3,000	Clorox Co.	186,480
2,800	Colgate-Palmolive Co.	220,528
3,900	Kimberly-Clark Corp.	236,457
		643,465
	Personal Products — 0.5%
4,500	Herbalife Ltd., (Cayman Islands) (c)	207,225
	Tobacco — 4.5%
22,050	Altria Group, Inc.	441,882
9,900	Lorillard, Inc.	712,602
15,700	Philip Morris International, Inc.	719,688
		1,874,172
	Total Consumer Staples	4,609,724
	Energy — 10.2%
	Energy Equipment & Services — 2.3%
5,600	Cameron International Corp. (a)	182,112
1,200	Core Laboratories N.V., (Netherlands)	177,132
5,300	Dresser-Rand Group, Inc. (a)	167,215
13,250	National Oilwell Varco, Inc.	438,178
		964,637
	Oil, Gas & Consumable Fuels — 7.9%
4,600	Chevron Corp.	312,156
4,200	Cimarex Energy Co.	300,636
3,600	Continental Resources, Inc. (a)	160,632
1,600	Devon Energy Corp.	97,472
36,400	Exxon Mobil Corp.	2,077,348
1,938	Frontline Ltd., (Bermuda)	55,311
3,350	Occidental Petroleum Corp.	258,452
		3,262,007
	Total Energy	4,226,644
	Financials — 5.0%
	Capital Markets — 1.6%
18,100	Ameriprise Financial, Inc.	653,953
	Consumer Finance — 0.5%
5,500	Capital One Financial Corp.	221,650
	Diversified Financial Services — 1.0%
28,200	Bank of America Corp.	405,234

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 1.2%
6,500	Lincoln National Corp.	157,885
6,400	Prudential Financial, Inc.	343,424
		501,309
	Real Estate Investment Trusts (REITs) — 0.7%
2,250	Digital Realty Trust, Inc. (c)	129,780
1,912	Simon Property Group, Inc. (c)	154,394
		284,174
	Total Financials	2,066,320
	Health Care — 11.4%
	Biotechnology — 1.7%
9,950	Amgen, Inc. (a)	523,370
3,000	Cephalon, Inc. (a) (c)	170,250
		693,620
	Health Care Equipment & Supplies — 4.5%
5,300	Hospira, Inc. (a)	304,485
4,300	Kinetic Concepts, Inc. (a) (c)	156,993
25,600	Medtronic, Inc.	928,512
8,500	Zimmer Holdings, Inc. (a)	459,425
		1,849,415
	Health Care Providers & Services — 3.8%
6,900	Aetna, Inc.	182,022
4,100	Cardinal Health, Inc.	137,801
6,000	Community Health Systems, Inc. (a)	202,860
7,000	Health Net, Inc. (a)	170,590
3,800	Humana, Inc. (a)	173,546
7,400	McKesson Corp.	496,984
7,400	UnitedHealth Group, Inc.	210,160
		1,573,963
	Health Care Technology — 0.4%
2,400	SXC Health Solutions Corp. (a)	175,800
	Pharmaceuticals — 1.0%
6,300	Endo Pharmaceuticals Holdings, Inc. (a)	137,466
12,750	Warner Chilcott plc, (Ireland), Class A (a)	291,337
		428,803
	Total Health Care	4,721,601
	Industrials — 12.0%
	Aerospace & Defense — 4.8%
14,500	Boeing Co. (The) (c)	909,875
11,400	General Dynamics Corp.	667,584
6,700	United Technologies Corp.	434,897
		2,012,356
	Air Freight & Logistics — 0.5%
3,800	United Parcel Service, Inc., Class B	216,182
	Airlines — 1.6%
57,600	Delta Air Lines, Inc. (a) (c)	676,800
	Commercial Services & Supplies — 0.4%
9,000	R.R. Donnelley & Sons Co.	147,330
	Electrical Equipment — 0.8%
3,200	Cooper Industries plc (c)	140,800
5,000	Thomas & Betts Corp. (a) (c)	173,500
		314,300
	Industrial Conglomerates — 0.4%
9,300	Textron, Inc. (c)	157,821
	Machinery — 3.1%
100	Cummins, Inc.	6,513
9,600	Deere & Co.	534,528
2,200	Eaton Corp.	143,968
2,800	Gardner Denver, Inc.	124,852
3,200	Joy Global, Inc.	160,288
5,400	Oshkosh Corp. (a)	168,264
2,900	Parker Hannifin Corp. (c)	160,834
		1,299,247
	Trading Companies & Distributors — 0.4%
4,800	WESCO International, Inc. (a) (c)	161,616
	Total Industrials	4,985,652
	Information Technology — 31.3%
	Communications Equipment — 1.5%
13,850	Cisco Systems, Inc. (a)	295,144
3,800	Harris Corp.	158,270
5,400	QUALCOMM, Inc.	177,336
		630,750
	Computers & Peripherals — 11.2%
9,805	Apple, Inc. (a)	2,466,252
20,100	Dell, Inc. (a) (c)	242,406
10,900	EMC Corp. (a)	199,470
29,320	Hewlett-Packard Co.	1,268,969
2,600	Lexmark International, Inc., Class A (a) (c)	85,878
3,300	SanDisk Corp. (a)	138,831
8,400	Seagate Technology, (Cayman Islands) (a)	109,536
4,600	Western Digital Corp. (a)	138,736
		4,650,078
	Internet Software & Services — 1.8%
1,700	Google, Inc., Class A (a)	756,415

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — 6.8%
2,550	Alliance Data Systems Corp. (a) (c)	151,776
5,900	Amdocs Ltd., (United Kingdom) (a)	158,415
6,400	Cognizant Technology Solutions Corp., Class A (a)	320,384
16,250	International Business Machines Corp.	2,006,550
5,200	Lender Processing Services, Inc.	162,812
		2,799,937
	Office Electronics — 0.6%
32,300	Xerox Corp.	259,692
	Semiconductors & Semiconductor Equipment — 3.1%
3,900	Applied Materials, Inc.	46,878
13,050	Intel Corp.	253,823
28,600	Intersil Corp., Class A	346,346
23,900	LSI Corp. (a)	109,940
15,550	Marvell Technology Group Ltd., (Bermuda) (a)	245,068
11,300	Novellus Systems, Inc. (a) (c)	286,568
		1,288,623
	Software — 6.3%
72,700	Microsoft Corp.	1,672,827
43,340	Oracle Corp.	930,076
		2,602,903
	Total Information Technology	12,988,398
	Materials — 4.6%
	Chemicals — 1.7%
3,300	Ashland, Inc.	153,186
1,300	CF Industries Holdings, Inc.	82,485
19,700	Dow Chemical Co. (The)	467,284
		702,955
	Metals & Mining — 2.9%
6,500	Cliffs Natural Resources, Inc.	306,540
5,000	Freeport-McMoRan Copper & Gold, Inc.	295,650
16,500	Southern Copper Corp.	437,910
10,200	Titanium Metals Corp. (a) (c)	179,418
		1,219,518
	Total Materials	1,922,473
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
5,402	CenturyLink, Inc.	179,941
	Total Common Stocks (Cost $40,146,165)	40,640,801
Short-Term Investment — 2.0%
	Investment Company — 2.0%
836,797	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $836,797)	836,797
Investments of Cash Collateral for Securities on Loan — 8.2%
	Investment Company — 8.2%
3,401,954	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $3,401,954)	3,401,954
	Total Investments — 108.1% (Cost $44,384,916)	44,879,552
	Liabilities in Excess of Other Assets — (8.1)%	(3,345,356)
	NET ASSETS — 100.0%	$41,534,196

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l) —	The rate shown is the current yield as of June 30, 2010.

(m) —	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,640,801
Investments in affiliates, at value	4,238,751
Total investment securities, at value	44,879,552
Deposits at broker for futures	105,000
Receivables:
Investment securities sold	611,717
Portfolio shares sold	1,701
Interest and dividends	52,568
Securities lending income	306
Total Assets	45,650,844

LIABILITIES:
Payables:
Investment securities purchased	592,464
Collateral for securities lending program	3,401,954
Portfolio shares redeemed	44,715
Variation margin on futures contracts	347
Accrued liabilities:
Investment advisory fees	18,633
Administration fees	5,245
Distribution fees	3
Custodian and accounting fees	17,177
Trustees’ and Chief Compliance Officer’s fees	581
Other	35,529
Total Liabilities	4,116,648
Net Assets	$41,534,196

NET ASSETS:
Paid in capital	$125,084,742
Accumulated undistributed net investment income	155,972
Accumulated net realized gains (losses)	(84,201,154)
Net unrealized appreciation (depreciation)	494,636
Total Net Assets	$41,534,196

Net Assets:
Class 1	$41,521,034
Class 2	13,162
Total	$41,534,196

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	3,473,672
Class 2	1,102

Net asset value, offering and redemption price per share:
Class 1	$11.95
Class 2	11.95

Cost of investments in non-affiliates	$40,146,165
Cost of investments in affiliates	4,238,751
Value of securities on loan	3,285,836

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$373,679
Dividend income from affiliates	460
Income from securities lending (net)	3,472
Total investment income	377,611

EXPENSES:
Investment advisory fees	157,394
Administration fees	22,485
Distribution fees — Class 2	18
Custodian and accounting fees	20,719
Interest expense to affiliates	1
Professional fees	22,056
Trustees’ and Chief Compliance Officer’s fees	260
Printing and mailing costs	16,274
Transfer agent fees	1,060
Other	5,293
Total expenses	245,560
Less amounts waived	(28,423)
Less earnings credits	(1)
Net expenses	217,136
Net investment income (loss)	160,475

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,456,508
Futures	22,227
Net realized gain (loss)	4,478,735
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(8,233,964)
Futures	(11,775)
Change in net unrealized appreciation (depreciation)	(8,245,739)
Net realized/unrealized gains (losses)	(3,767,004)
Change in net assets resulting from operations	$(3,606,529)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$160,475	$442,421
Net realized gain (loss)	4,478,735	(1,540,791)
Change in net unrealized appreciation (depreciation)	(8,245,739)	14,964,770
Change in net assets resulting from operations	(3,606,529)	13,866,400

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(459,542)	(371,375)
Class 2
From net investment income	(108)	(55)
Total distributions to shareholders	(459,650)	(371,430)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,200,355)	(9,167,148)

NET ASSETS:
Change in net assets	(9,266,534)	4,327,822
Beginning of period	50,800,730	46,472,908
End of period	$41,534,196	$50,800,730
Accumulated undistributed net investment income	$155,972	$455,147

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,588,816	$4,278,445
Dividends and distributions reinvested	459,542	371,375
Cost of shares redeemed	(7,248,821)	(13,817,023)
Change in net assets from Class 1 capital transactions	$(5,200,463)	$(9,167,203)
Class 2
Dividends and distributions reinvested	$108	$55
Change in net assets from Class 2 capital transactions	$108	$55

Total change in net assets from capital transactions	$(5,200,355)	$(9,167,148)

SHARE TRANSACTIONS:
Class 1
Issued	120,366	389,689
Reinvested	32,294	38,012
Redeemed	(545,509)	(1,271,604)
Change in Class 1 Shares	(392,849)	(843,903)
Class 2
Reinvested	8	5
Change in Class 2 Shares	8	5

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$13.13	$0.05		$(1.10)		$(1.05)	$(0.13)
Year Ended December 31, 2009	9.86	0.12	(e)	3.23	(e)(f)	3.35	(0.08)
Year Ended December 31, 2008	16.37	0.09		(6.47	)(g)	(6.38)	(0.13)
Year Ended December 31, 2007	14.70	0.08	(h)	1.62		1.70	(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73		0.75	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66		0.67	(0.07)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	13.12	0.03		(1.10)		(1.07)	(0.10)
Year Ended December 31, 2009	9.84	0.08	(e)	3.25	(e)(f)	3.33	(0.05)
Year Ended December 31, 2008	16.33	0.04		(6.44	)(g)	(6.40)	(0.09)
Year Ended December 31, 2007	14.69	0.04	(h)	1.61		1.65	(0.01)
August 16, 2006(i) through December 31, 2006	13.88	0.01		0.80		0.81	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.10 and $0.06, the net realized and unrealized gains (losses) on investments per share would have been $3.19 and $3.20, the total return would have been 33.71% and 33.32%, and the net investment income (loss) ratio would have been 0.94% and 0.69% for Class 1 and Class 2 Shares, respectively.

(f)	Affiliates of JPMorgan Chase & Co. reimbursed the Portfolio for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $3.24 and the total return would have been 33.93% for Class 2 Shares. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return for Class 1 Shares.

(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.53) and $(6.50) and the total return would have been (39.59)% and (39.73)% for Class 1 shares and Class 2 shares, respectively.

(h)	Calculated based upon average shares outstanding.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.95	(8.18)%		$41,521	0.90%	0.66%		1.01%	63%
13.13	34.32	(e)(f)	50,786	0.90	0.96	(e)	1.07	134
9.86	(39.22	)(g)	46,462	0.90	0.54		0.94	132
16.37	11.55		97,736	0.88	0.51		0.90	137
14.70	5.37		220,344	0.87	0.17		0.87	145
13.96	5.05		229,387	0.85	0.08		0.85	92

11.95	(8.29)		13	1.15	0.42		1.26	63
13.12	34.03	(e)(f)	14	1.15	0.70	(e)	1.32	134
9.84	(39.36	)(g)	11	1.15	0.30		1.19	132
16.33	11.25		18	1.14	0.22		1.16	137
14.69	5.84		16	1.14	0.11		1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities#	$44,879,552	$—	$—	$44,879,552

#	Portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The Portfolio had activity in futures contracts during the reporting period with an average notional value of $705,835 during the six months ended June 30, 2010. At June 30, 2010, the Portfolio did not hold any positions in these investments.

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $3,921 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$3,285,836	$3,401,954	$3,401,954

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $3,161. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $27,610. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $813.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$29,609,590	$35,335,065

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$44,384,916	$2,925,625	$2,430,989	$494,636

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$918.20	$4.28	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	917.10	5.47	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITIGP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	10
Financial Highlights	14
Notes to Financial Statements	16
Schedule of Shareholder Expenses	21

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

.
REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(3.89)%
Russell Midcap Index	(2.06)%

Net Assets as of 6/30/2010	$35,219,431

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio seeks long-term capital growth by investing primarily in equity securities with intermediate capitalizations.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 1 Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended June 30, 2010, as relative weakness among the Portfolio’s software & services holdings more than offset relative strength among the Portfolio’s basic materials holdings.

Individual detractors from relative performance included the Portfolio’s overweight positions in Western Digital Corp. and Computer Sciences Corp. Shares of Western Digital Corp., a hard disk drive maker, suffered from lower-than expected-demand and pricing pressure, as well as concerns about Europe. Investors reacted negatively after information technology company Computer Sciences Corp. announced that its fiscal fourth-quarter net income declined as higher expenses outpaced higher revenue.

The Portfolio’s overweight positions in Lexmark International, Inc. and Cimarex Energy Co. contributed to the Portfolio’s relative performance. Lexmark International, Inc. provides printing and imaging solutions for offices and homes. Its shares rose after the company reported strong fourth quarter earnings, driven by a mix of products sold and cost cutting. Cimarex Energy Co. is an oil and gas exploration and production company with land-based operations. Shares of the company rose during the reporting period as concerns surrounding the oil spill in the Gulf of Mexico led many investors to rotate out of energy companies with offshore operations and purchase shares of energy companies with onshore operations.

HOW THE PORTFOLIO WAS MANAGED

The Portfolio employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Behavioral Finance investment team (the “Team”) aimed to capitalize on these market inefficiencies by targeting stocks with attractive valuations and strong fundamentals. Additionally, the team looked to sell stocks when they stopped exhibiting these characteristics. The Team used a disciplined quantitative ranking methodology to identify attractive stocks in each sector. This screening process was combined with bottom-up fundamental research, as the team rigorously researched the companies identified as attractive to determine their underlying value and potential for future appreciation.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Tyson Foods, Inc., Class A	1.8%
2.	PPG Industries, Inc.	1.8
3.	Del Monte Foods Co.	1.6
4.	Qwest Communications International, Inc.	1.6
5.	Cooper Cos., Inc. (The)	1.6
6.	Parker Hannifin Corp.	1.4
7.	Gannett Co., Inc.	1.3
8.	Hospitality Properties Trust	1.3
9.	American Financial Group, Inc.	1.3
10.	AmerisourceBergen Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	19.4%
Consumer Discretionary	17.1
Information Technology	13.4
Industrials	11.3
Health Care	10.5
Utilities	7.7
Materials	7.2
Energy	5.4
Consumer Staples	5.3
Telecommunication Services	1.9
U.S. Treasury Obligation	0.3
Short-Term Investment	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(3.89)%	22.38%	0.55%	3.33%
CLASS 2 SHARES	8/16/06	(3.99)	22.04	0.37	3.24

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 16.8%
	Auto Components — 1.3%
5,400	Autoliv, Inc., (Sweden) (a) (c)	258,390
7,300	TRW Automotive Holdings Corp. (a) (c)	201,261
		459,651
	Distributors — 0.3%
2,300	Genuine Parts Co.	90,735
	Diversified Consumer Services — 1.7%
3,300	Apollo Group, Inc., Class A (a)	140,151
1,800	Career Education Corp. (a)	41,436
10,850	H&R Block, Inc.	170,236
32,800	Service Corp. International	242,720
		594,543
	Hotels, Restaurants & Leisure — 1.4%
9,100	Brinker International, Inc.	131,586
1,100	Choice Hotels International, Inc.	33,231
16,800	Wyndham Worldwide Corp.	338,352
		503,169
	Household Durables — 2.0%
1,800	D.R. Horton, Inc.	17,694
2,850	Garmin Ltd., (Cayman Islands)	83,163
8,000	Jarden Corp.	214,960
8,250	Leggett & Platt, Inc.	165,495
200	NVR, Inc. (a) (c)	131,006
2,100	Stanley Black & Decker, Inc.	106,092
		718,410
	Internet & Catalog Retail — 0.2%
300	NetFlix, Inc. (a)	32,595
200	priceline.com, Inc. (a)	35,308
		67,903
	Leisure Equipment & Products — 0.5%
3,650	Hasbro, Inc.	150,015
2,000	Mattel, Inc.	42,320
		192,335
	Media — 3.0%
10,200	CBS Corp. (Non-Voting), Class B	131,886
4,950	DISH Network Corp., Class A	89,843
5,900	DreamWorks Animation SKG, Inc., Class A (a)	168,445
34,600	Gannett Co., Inc. (c)	465,716
600	John Wiley & Sons, Inc., Class A	23,202
4,400	Liberty Global, Inc., Class A (a) (c)	114,356
2,200	McGraw-Hill Cos., Inc. (The)	61,908
		1,055,356
	Multiline Retail — 1.8%
8,950	Big Lots, Inc. (a)	287,205
700	J.C. Penney Co., Inc. (c)	15,036
13,100	Macy’s, Inc.	234,490
3,000	Nordstrom, Inc. (c)	96,570
		633,301
	Specialty Retail — 4.2%
3,100	Abercrombie & Fitch Co., Class A (c)	95,139
2,250	Advance Auto Parts, Inc.	112,905
2,700	Aeropostale, Inc. (a)	77,328
17,200	GameStop Corp., Class A (a) (c)	323,188
10,350	Gap, Inc. (The)	201,411
7,700	Limited Brands, Inc.	169,939
6,500	RadioShack Corp.	126,815
3,200	Ross Stores, Inc.	170,528
3,100	Signet Jewelers Ltd., (Bermuda) (a)	85,250
2,500	TJX Cos., Inc.	104,875
		1,467,378
	Textiles, Apparel & Luxury Goods — 0.4%
6,100	Hanesbrands, Inc. (a)	146,766
	Total Consumer Discretionary	5,929,547
	Consumer Staples — 5.2%
	Beverages — 0.6%
13,600	Constellation Brands, Inc., Class A (a)	212,432
	Food & Staples Retailing — 0.2%
8,000	SUPERVALU, Inc.	86,720
	Food Products — 3.4%
38,600	Del Monte Foods Co.	555,454
38,300	Tyson Foods, Inc., Class A	627,737
		1,183,191
	Personal Products — 0.5%
3,700	Herbalife Ltd., (Cayman Islands) (c)	170,385
	Tobacco — 0.5%
1,130	Lorillard, Inc.	81,338
2,010	Reynolds American, Inc.	104,761
		186,099
	Total Consumer Staples	1,838,827
	Energy — 5.4%
	Energy Equipment & Services — 2.5%
1,701	Baker Hughes, Inc.	70,710
4,100	Cameron International Corp. (a)	133,332
500	Core Laboratories N.V., (Netherlands)	73,805
800	Diamond Offshore Drilling, Inc.	49,752
1,600	Dresser-Rand Group, Inc. (a)	50,480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
2,068	National Oilwell Varco, Inc.	68,389
7,000	Oil States International, Inc. (a)	277,060
1,000	Tidewater, Inc.	38,720
2,300	Unit Corp. (a)	93,357
		855,605
	Oil, Gas & Consumable Fuels — 2.9%
1,300	Alpha Natural Resources, Inc. (a)	44,031
3,300	Cimarex Energy Co.	236,214
8,600	EXCO Resources, Inc.	125,646
2,500	Frontline Ltd., (Bermuda)	71,350
2,500	Murphy Oil Corp.	123,875
4,600	Newfield Exploration Co. (a)	224,756
920	Noble Energy, Inc.	55,504
3,200	Southern Union Co.	69,952
2,300	Sunoco, Inc.	79,971
		1,031,299
	Total Energy	1,886,904
	Financials — 19.1%
	Capital Markets — 1.5%
6,000	Affiliated Managers Group, Inc. (a) (c)	364,620
2,500	Raymond James Financial, Inc.	61,725
7,450	TD AMERITRADE Holding Corp. (a) (c)	113,985
		540,330
	Commercial Banks — 3.2%
1,550	Bank of Hawaii Corp.	74,942
2,150	BOK Financial Corp. (c)	102,061
800	City National Corp.	40,984
800	Cullen/Frost Bankers, Inc.	41,120
9,500	Fifth Third Bancorp	116,755
11,300	Huntington Bancshares, Inc.	62,602
24,700	KeyCorp	189,943
1,000	M&T Bank Corp.	84,950
24,700	TCF Financial Corp. (c)	410,267
		1,123,624
	Consumer Finance — 0.4%
1,800	AmeriCredit Corp. (a)	32,796
8,500	Discover Financial Services	118,830
		151,626
	Diversified Financial Services — 1.0%
2,600	CBOE Holdings, Inc. (a)	84,630
14,350	NASDAQ OMX Group, Inc. (The) (a)	255,143
		339,773
	Insurance — 5.6%
3,050	Allied World Assurance Co. Holdings Ltd., (Bermuda)	138,409
16,350	American Financial Group, Inc.	446,682
2,250	Arch Capital Group Ltd., (Bermuda) (a) (c)	167,625
3,900	Assurant, Inc.	135,330
1,950	Axis Capital Holdings Ltd., (Bermuda)	57,954
16,600	Genworth Financial, Inc., Class A (a)	216,962
2,650	Hanover Insurance Group, Inc. (The)	115,275
1,900	Lincoln National Corp.	46,151
500	PartnerRe Ltd., (Bermuda)	35,070
5,000	Principal Financial Group, Inc.	117,200
900	Protective Life Corp.	19,251
1,300	Reinsurance Group of America, Inc.	59,423
3,900	StanCorp Financial Group, Inc.	158,106
500	Torchmark Corp.	24,755
11,700	Unum Group	253,890
		1,992,083
	Real Estate Investment Trusts (REITs) — 6.4%
1,200	Alexandria Real Estate Equities, Inc. (c)	76,044
2,000	AMB Property Corp.	47,420
14,700	Annaly Capital Management, Inc.	252,105
5,400	Apartment Investment & Management Co., Class A (c)	104,598
900	Camden Property Trust	36,765
2,800	Chimera Investment Corp.	10,108
21,700	CommonWealth REIT (a)	134,757
6,000	Developers Diversified Realty Corp.	59,400
2,600	Douglas Emmett, Inc. (m)	36,972
2,400	Equity Residential	99,936
2,400	Federal Realty Investment Trust	168,648
4,200	Health Care REIT, Inc. (c)	176,904
21,610	Hospitality Properties Trust	455,971
3,050	Mack-Cali Realty Corp.	90,676
3,980	Nationwide Health Properties, Inc.	142,365
2,800	SL Green Realty Corp. (c)	154,112
3,600	Taubman Centers, Inc. (c)	135,468
1,400	Ventas, Inc.	65,730
		2,247,979
	Thrifts & Mortgage Finance — 1.0%
11,000	Hudson City Bancorp, Inc.	134,640
13,500	New York Community Bancorp, Inc.	206,145
		340,785
	Total Financials	6,736,200

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.3%
	Biotechnology — 1.8%
1,900	Cephalon, Inc. (a) (c)	107,825
6,400	Dendreon Corp. (a) (c)	206,912
7,800	Human Genome Sciences, Inc. (a) (c)	176,748
4,300	Vertex Pharmaceuticals, Inc. (a)	141,470
		632,955
	Health Care Equipment & Supplies — 3.3%
13,600	Cooper Cos., Inc. (The)	541,144
5,000	Hospira, Inc. (a)	287,250
9,450	Kinetic Concepts, Inc. (a) (c)	345,020
		1,173,414
	Health Care Providers & Services — 3.8%
4,810	Aetna, Inc.	126,888
13,900	AmerisourceBergen Corp.	441,325
6,500	Health Management Associates, Inc., Class A (a)	50,505
6,900	Humana, Inc. (a)	315,123
2,250	Laboratory Corp. of America Holdings (a)	169,537
2,900	Lincare Holdings, Inc. (a) (c)	94,279
6,250	Omnicare, Inc. (c)	148,125
		1,345,782
	Health Care Technology — 0.2%
1,100	SXC Health Solutions Corp. (a)	80,575
	Pharmaceuticals — 1.2%
3,350	Endo Pharmaceuticals Holdings, Inc. (a)	73,097
8,900	Forest Laboratories, Inc. (a)	244,127
5,200	Mylan, Inc. (a) (c)	88,608
		405,832
	Total Health Care	3,638,558
	Industrials — 11.2%
	Aerospace & Defense — 1.7%
2,000	Goodrich Corp.	132,500
1,200	ITT Corp.	53,904
4,350	L-3 Communications Holdings, Inc.	308,154
1,900	Northrop Grumman Corp.	103,436
		597,994
	Airlines — 1.0%
2,400	Copa Holdings S.A., (Panama), Class A	106,128
12,500	UAL Corp. (a)	257,000
		363,128
	Commercial Services & Supplies — 0.6%
2,500	Pitney Bowes, Inc.	54,900
8,830	R.R. Donnelley & Sons Co.	144,547
		199,447
	Construction & Engineering — 0.9%
2,500	Shaw Group, Inc. (The) (a)	85,550
5,500	URS Corp. (a)	216,425
		301,975
	Electrical Equipment — 1.1%
5,750	Hubbell, Inc., Class B	228,218
5,100	Thomas & Betts Corp. (a) (c)	176,970
		405,188
	Machinery — 4.5%
1,746	Cummins, Inc.	113,717
8,300	Navistar International Corp. (a)	408,360
6,400	Oshkosh Corp. (a)	199,424
8,945	Parker Hannifin Corp. (c)	496,090
2,200	Snap-On, Inc. (c)	90,002
1,850	SPX Corp.	97,698
7,000	Timken Co.	181,930
		1,587,221
	Marine — 0.2%
2,100	Kirby Corp. (a)	80,325
	Professional Services — 0.2%
2,300	Verisk Analytics, Inc., Class A (a)	68,770
	Road & Rail — 0.8%
2,900	CSX Corp. (c)	143,927
3,000	Ryder System, Inc.	120,690
		264,617
	Trading Companies & Distributors — 0.2%
2,000	WESCO International, Inc. (a) (c)	67,340
	Total Industrials	3,936,005
	Information Technology — 13.2%
	Communications Equipment — 1.2%
6,500	Brocade Communications Systems, Inc. (a)	33,540
6,000	CommScope, Inc. (a)	142,620
5,500	Harris Corp.	229,075
		405,235
	Computers & Peripherals — 1.4%
6,600	Lexmark International, Inc., Class A (a) (c)	217,998
2,950	QLogic Corp. (a)	49,029
7,650	Western Digital Corp. (a)	230,724
		497,751

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — 1.2%
6,600	Arrow Electronics, Inc. (a)	147,510
9,000	Avnet, Inc. (a)	216,990
400	Tech Data Corp. (a)	14,248
7,200	Vishay Intertechnology, Inc. (a)	55,728
		434,476
	IT Services — 4.1%
5,650	Alliance Data Systems Corp. (a) (c)	336,288
5,500	Broadridge Financial Solutions, Inc.	104,775
6,100	Computer Sciences Corp.	276,025
27,038	Convergys Corp. (a) (c)	265,243
2,200	DST Systems, Inc.	79,508
7,700	Fidelity National Information Services, Inc.	206,514
4,000	Hewitt Associates, Inc., Class A (a)	137,840
1,700	Lender Processing Services, Inc.	53,227
		1,459,420
	Office Electronics — 0.3%
10,800	Xerox Corp.	86,832
	Semiconductors & Semiconductor Equipment — 2.8%
800	First Solar, Inc. (a)	91,064
2,600	Intersil Corp., Class A	31,486
2,800	Linear Technology Corp. (c)	77,868
29,600	LSI Corp. (a)	136,160
11,700	Marvell Technology Group Ltd., (Bermuda) (a)	184,392
10,700	Micron Technology, Inc. (a) (c)	90,843
9,000	National Semiconductor Corp.	121,140
19,700	ON Semiconductor Corp. (a) (c)	125,686
1,600	Teradyne, Inc. (a) (c)	15,600
4,050	Xilinx, Inc. (c)	102,303
		976,542
	Software — 2.2%
6,680	BMC Software, Inc. (a)	231,328
18,400	CA, Inc.	338,560
300	Sybase, Inc. (a)	19,398
8,700	Symantec Corp. (a)	120,756
3,300	Synopsys, Inc. (a)	68,871
		778,913
	Total Information Technology	4,639,169
	Materials — 7.1%
	Chemicals — 4.2%
7,500	Ashland, Inc.	348,150
2,250	Eastman Chemical Co.	120,060
3,600	Lubrizol Corp.	289,116
10,100	PPG Industries, Inc.	610,141
2,500	Scotts Miracle-Gro Co. (The), Class A	111,025
		1,478,492
	Containers & Packaging — 1.1%
9,400	Crown Holdings, Inc. (a)	235,376
1,800	Pactiv Corp. (a)	50,130
4,800	Temple-Inland, Inc.	99,216
		384,722
	Metals & Mining — 1.3%
2,750	Cliffs Natural Resources, Inc.	129,690
2,500	Reliance Steel & Aluminum Co.	90,375
1,800	Royal Gold, Inc.	86,400
1,200	Schnitzer Steel Industries, Inc., Class A	47,040
1,450	Walter Energy, Inc.	88,232
		441,737
	Paper & Forest Products — 0.5%
8,300	International Paper Co.	187,829
	Total Materials	2,492,780
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.7%
104,600	Qwest Communications International, Inc.	549,150
5,250	Windstream Corp.	55,440
		604,590
	Wireless Telecommunication Services — 0.2%
8,400	MetroPCS Communications, Inc. (a)	68,796
	Total Telecommunication Services	673,386
	Utilities — 7.6%
	Electric Utilities — 1.0%
10,300	DPL, Inc.	246,170
3,150	Edison International	99,918
		346,088
	Gas Utilities — 2.3%
1,900	AGL Resources, Inc.	68,058
7,195	Energen Corp.	318,955
4,200	National Fuel Gas Co.	192,696
9,150	UGI Corp.	232,776
		812,485

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 1.1%
3,100	Constellation Energy Group, Inc.	99,975
13,500	NRG Energy, Inc. (a)	286,335
		386,310
	Multi-Utilities — 3.2%
1,450	Alliant Energy Corp.	46,023
19,030	CenterPoint Energy, Inc.	250,435
8,300	CMS Energy Corp. (c)	121,595
1,200	DTE Energy Co.	54,732
5,450	MDU Resources Group, Inc.	98,263
8,200	Sempra Energy	383,678
11,500	TECO Energy, Inc. (c)	173,305
		1,128,031
	Total Utilities	2,672,914
	Total Common Stocks (Cost $34,770,877)	34,444,290

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
115,000	U.S. Treasury Note, 1.250%, 11/30/10 (Cost $115,458) (k)	115,495

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.5%
	Investment Company — 0.5%
174,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $174,757)	174,757
Investments of Cash Collateral for Securities on Loan — 16.9%
	Investment Company — 16.9%
5,934,906	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $5,934,906)	5,934,906
	Total Investments — 115.5% (Cost $40,995,998)	40,669,448
	Liabilities in Excess of Other Assets — (15.5)%	(5,450,017)
	NET ASSETS — 100.0%	$35,219,431

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
12	S&P Mid Cap 400	09/17/10	$852,000	$(54,296)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a) —	Non-income producing security.

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(k) —	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l) —	The rate shown is the current yield as of June 30, 2010.

(m) —	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$34,559,785
Investments in affiliates, at value	6,109,663
Total investment securities, at value	40,669,448
Receivables:
Investment securities sold	561,006
Portfolio shares sold	1,911
Interest and dividends	47,338
Securities lending income	588
Total Assets	41,280,291

LIABILITIES:
Payables:
Investment securities purchased	31,348
Collateral for securities lending program	5,934,906
Portfolio shares redeemed	42,485
Variation margin on futures contracts	4,320
Accrued liabilities:
Investment advisory fees	11,152
Administration fees	2,770
Distribution fees	3
Custodian and accounting fees	10,560
Trustees’ and Chief Compliance Officer’s fees	570
Other	22,746
Total Liabilities	6,060,860
Net Assets	$35,219,431

NET ASSETS:
Paid in capital	$44,237,785
Accumulated undistributed net investment income	147,076
Accumulated net realized gains (losses)	(8,784,584)
Net unrealized appreciation (depreciation)	(380,846)
Total Net Assets	$35,219,431

Net Assets:
Class 1	$35,206,127
Class 2	13,304
Total	$35,219,431

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	2,802,786
Class 2	1,059

Net asset value, offering and redemption price per share:
Class 1	$12.56
Class 2	12.56

Cost of investments in non-affiliates	$34,886,335
Cost of investments in affiliates	6,109,663
Value of securities on loan	5,742,424

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$168
Dividend income from non-affiliates	338,986
Dividend income from affiliates	299
Income from securities lending (net)	5,412
Total investment income	344,865

EXPENSES:
Investment advisory fees	134,247
Administration fees	19,178
Distribution fees — Class 2	18
Custodian and accounting fees	25,114
Professional fees	22,084
Trustees’ and Chief Compliance Officer’s fees	222
Printing and mailing costs	25,839
Transfer agent fees	1,152
Other	5,529
Total expenses	233,383
Less amounts waived	(48,042)
Less earnings credits	(2)
Net expenses	185,339
Net investment income (loss)	159,526

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,279,029
Futures	40,079
Net realized gain (loss)	1,319,108
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,484,732)
Futures	(66,784)
Change in net unrealized appreciation (depreciation)	(2,551,516)
Net realized/unrealized gains (losses)	(1,232,408)
Change in net assets resulting from operations	$(1,072,882)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$159,526	$541,871
Net realized gain (loss)	1,319,108	(7,308,106)
Change in net unrealized appreciation (depreciation)	(2,551,516)	19,099,481
Change in net assets resulting from operations	(1,072,882)	12,333,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(544,358)	(631,942)
Class 2
From net investment income	(164)	(138)
Total distributions to shareholders	(544,522)	(632,080)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(5,987,210)	(8,044,761)

NET ASSETS:
Change in net assets	(7,604,614)	3,656,405
Beginning of period	42,824,045	39,167,640
End of period	$35,219,431	$42,824,045
Accumulated undistributed net investment income	$147,076	$532,072

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,218,564	$2,197,122
Dividends and distributions reinvested	544,358	631,942
Cost of shares redeemed	(7,750,296)	(10,873,963)
Change in net assets from Class 1 capital transactions	$(5,987,374)	$(8,044,899)
Class 2
Dividends and distributions reinvested	$164	$138
Change in net assets from Class 2 capital transactions	$164	$138

Total change in net assets from capital transactions	$(5,987,210)	$(8,044,761)

SHARE TRANSACTIONS:
Class 1
Issued	89,940	213,861
Reinvested	36,657	64,815
Redeemed	(558,846)	(991,005)
Change in Class 1 Shares	(432,249)	(712,329)
Class 2
Reinvested	11	14
Change in Class 2 Shares	11	14

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$13.23	$0.05	(e)	$(0.54)	$(0.49)	$(0.18)	$—	$(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)
Year Ended December 31, 2008	17.82	0.16		(6.63)	(6.47)	(0.08)	(1.35)	(1.43)
Year Ended December 31, 2007	18.90	0.08		0.50	0.58	(0.12)	(1.54)	(1.66)
Year Ended December 31, 2006	20.02	0.13		2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08		2.85	2.93	(0.02)	(0.59)	(0.61)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	13.22	0.04	(e)	(0.54)	(0.50)	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)
Year Ended December 31, 2008	17.78	0.12		(6.61)	(6.49)	(0.04)	(1.35)	(1.39)
Year Ended December 31, 2007	18.89	0.03		0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006(f) through December 31, 2006	17.33	0.05		1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.56	(3.89)%	$35,206	0.90%	0.77%	1.13%	28%
13.23	35.66	42,810	0.90	1.37	1.15	74
9.92	(38.82)	39,157	0.90	1.10	1.01	101
17.82	2.87	74,897	0.90	0.41	0.95	105
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151

12.56	(3.99)	13	1.15	0.53	1.38	28
13.22	35.37	14	1.15	1.14	1.40	74
9.90	(38.98)	10	1.15	0.87	1.27	101
17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$40,553,953	$115,495	$—	$40,669,448
Depreciation in Other Financial Instruments
Futures Contracts	$(54,296)	$—	$—	$(54,296)

#	Portfolio holdings designated as Level 1 and level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C. Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $5,030 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$5,742,424	$5,934,906	$5,934,906

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $4,030. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $47,483. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $559.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$11,291,014	$17,451,944

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$40,995,998	$2,940,991	$3,267,541	$(326,550)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$961.10	$4.38	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	960.10	5.59	1.15
Hypothetical	1,000.00	1,019.19	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   21

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITIMCP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Mid Cap Growth Portfolio
    (formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Mid Cap Growth Portfolio*
(formerly JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio)

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)**	(4.68)%
Russell Midcap Growth Index	(3.31)%

Net Assets as of 6/30/2010	$68,852,931

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust Mid Cap Growth Portfolio seeks capital growth over the long term.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (Class 1 Shares), formerly the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended June 30, 2010, as weakness among the Portfolio’s consumer discretionary and financial services holdings more than offset strength from the Portfolio’s stock selection in the energy and materials & processing sectors.

Among individual detractors from the Portfolio’s relative performance were the Portfolio’s overweight positions in Harman International Industries, Inc., Education Management Corp. and McAfee, Inc. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets. Shares of Education Management Corp., a provider of postsecondary education, declined because of investor uncertainty surrounding the potential impact on the company’s earnings from federal education reform. Shares of security software maker McAfee Inc. declined after the company reported first-quarter earnings and a second-quarter outlook that both fell short of investor expectations.

The Portfolio’s overweight positions in Netflix, Inc., Cummins Inc. and Biovail Corp. were among the largest individual contributors to the Fund’s relative performance. Shares of Netflix, Inc. gained after the movie subscription service company reported better-than-expected quarterly profit. Cummins Inc. provides components for truck engines. The trucking industry appeared to be approaching a replacement cycle, and shares of Cummins Inc. gained amid investor optimism about growing demand for its products as companies order new trucks. Shares of Biovail Corp. rose after investors reacted positively to the Canadian drug maker’s announced merger with Valeant Pharmaceuticals International.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio had a modest cyclical tilt. The Portfolio was overweight the consumer discretionary and producer durables sectors and underweight the consumer staples sector. The Portfolio’s largest overweight versus the Benchmark was in the technology sector, where the portfolio managers identified their most attractive investment opportunities.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Biovail Corp. (Canada)	2.2%
2.	Sherwin-Williams Co. (The)	2.1
3.	W.W. Grainger, Inc.	2.0
4.	Amdocs Ltd. (United Kingdom)	1.9
5.	Cognizant Technology Solutions Corp., Class A	1.7
6.	Hewitt Associates, Inc., Class A	1.7
7.	Goodrich Corp.	1.6
8.	Forest Oil Corp.	1.6
9.	Cummins, Inc.	1.6
10.	NetApp, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	28.4%
Industrials	18.6
Consumer Discretionary	18.1
Health Care	14.6
Financials	7.2
Energy	5.7
Materials	4.3
Consumer Staples	1.6
Telecommunication Services	1.3
Short-Term Investment	0.2

*	The Portfolio’s name was changed from JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio to JPMorgan Insurance Trust Mid Cap Growth Portfolio on May 1, 2010.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/1/94	(4.68)%	20.02%	1.51%	0.46%
CLASS 2 SHARES	8/16/06	(4.80)	19.72	1.31	0.36

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 17.9%
	Auto Components — 1.2%
44,620	Gentex Corp.	802,268
	Automobiles — 1.0%
31,000	Harley-Davidson, Inc.	689,130
	Diversified Consumer Services — 1.5%
42,877	Education Management Corp. (a)	653,874
15,200	Sotheby’s	347,624
		1,001,498
	Hotels, Restaurants & Leisure — 2.6%
3,300	Chipotle Mexican Grill, Inc. (a)	451,473
30,500	MGM Resorts International (a) (c)	294,020
22,900	Royal Caribbean Cruises Ltd. (a) (c)	521,433
12,500	Starwood Hotels & Resorts Worldwide, Inc.	517,875
		1,784,801
	Household Durables — 1.0%
23,600	Harman International Industries, Inc. (a)	705,404
	Internet & Catalog Retail — 1.6%
20,100	HSN, Inc. (a)	482,400
5,900	NetFlix, Inc. (a)	641,035
		1,123,435
	Media — 1.9%
17,400	Discovery Communications, Inc., Class A (a)	621,354
27,700	Lamar Advertising Co., Class A (a)	679,204
		1,300,558
	Specialty Retail — 5.1%
37,400	Chico’s FAS, Inc.	369,512
35,900	Dick’s Sporting Goods, Inc. (a)	893,551
33,600	Express, Inc. (a)	550,032
12,800	J Crew Group, Inc. (a)	471,168
41,600	OfficeMax, Inc. (a)	543,296
28,700	Williams-Sonoma, Inc.	712,334
		3,539,893
	Textiles, Apparel & Luxury Goods — 2.0%
17,100	Phillips-Van Heusen Corp.	791,217
7,800	Polo Ralph Lauren Corp.	569,088
		1,360,305
	Total Consumer Discretionary	12,307,292
	Consumer Staples — 1.6%
	Beverages — 1.1%
19,700	Dr. Pepper Snapple Group, Inc.	736,583
	Food & Staples Retailing — 0.5%
10,200	Whole Foods Market, Inc. (a)	367,404
	Total Consumer Staples	1,103,987
	Energy — 5.6%
	Energy Equipment & Services — 1.8%
16,470	Cameron International Corp. (a)	535,605
5,500	CARBO Ceramics, Inc.	397,045
6,690	Oceaneering International, Inc. (a)	300,381
		1,233,031
	Oil, Gas & Consumable Fuels — 3.8%
21,840	Cabot Oil & Gas Corp.	684,029
15,300	Concho Resources, Inc. (a)	846,549
40,270	Forest Oil Corp. (a)	1,101,787
		2,632,365
	Total Energy	3,865,396
	Financials — 7.2%
	Capital Markets — 3.6%
34,400	Invesco Ltd.	578,952
39,320	Och-Ziff Capital Management Group LLC, Class A	495,039
17,380	T. Rowe Price Group, Inc.	771,498
38,710	TD AMERITRADE Holding Corp. (a)	592,263
		2,437,752
	Commercial Banks — 2.2%
19,100	BB&T Corp.	502,521
10,400	BOK Financial Corp.	493,688
14,700	Comerica, Inc.	541,401
		1,537,610
	Diversified Financial Services — 0.7%
18,500	MSCI, Inc., Class A (a)	506,900
	Insurance — 0.7%
17,800	HCC Insurance Holdings, Inc.	440,728
	Total Financials	4,922,990
	Health Care — 14.4%
	Biotechnology — 1.3%
9,900	Alexion Pharmaceuticals, Inc. (a)	506,781
20,300	BioMarin Pharmaceutical, Inc. (a)	384,888
		891,669
	Health Care Equipment & Supplies — 2.3%
10,900	Beckman Coulter, Inc.	657,161
10,800	Sirona Dental Systems, Inc. (a)	376,272
12,400	Thoratec Corp. (a)	529,852
		1,563,285

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 6.3%
38,800	Brookdale Senior Living, Inc. (a)	582,000
34,500	Coventry Health Care, Inc. (a)	609,960
14,990	DaVita, Inc. (a)	935,975
15,900	Express Scripts, Inc. (a)	747,618
13,510	Humana, Inc. (a)	617,002
25,500	Lincare Holdings, Inc. (a)	829,005
		4,321,560
	Health Care Technology — 0.7%
6,380	Cerner Corp. (a)	484,178
	Life Sciences Tools & Services — 1.6%
12,210	Covance, Inc. (a)	626,617
11,620	Illumina, Inc. (a)	505,819
		1,132,436
	Pharmaceuticals — 2.2%
79,000	Biovail Corp., (Canada)	1,519,960
	Total Health Care	9,913,088
	Industrials — 18.4%
	Aerospace & Defense — 2.6%
16,800	Goodrich Corp.	1,113,000
6,690	Precision Castparts Corp.	688,535
		1,801,535
	Air Freight & Logistics — 0.8%
15,600	Expeditors International of Washington, Inc.	538,356
	Airlines — 1.4%
84,200	Delta Air Lines, Inc. (a)	989,350
	Building Products — 1.3%
21,200	Lennox International, Inc.	881,284
	Commercial Services & Supplies — 2.0%
11,640	Stericycle, Inc. (a)	763,351
17,940	Waste Connections, Inc. (a)	625,927
		1,389,278
	Construction & Engineering — 0.8%
24,000	Aecom Technology Corp. (a) (m)	553,440
	Electrical Equipment — 1.0%
12,710	Roper Industries, Inc.	711,251
	Industrial Conglomerates — 0.9%
16,200	Carlisle Cos., Inc.	585,306
	Machinery — 2.7%
16,900	Cummins, Inc.	1,100,697
18,700	Wabtec Corp.	745,943
		1,846,640
	Professional Services — 0.9%
25,200	Robert Half International, Inc.	593,460
	Road & Rail — 2.0%
53,700	Avis Budget Group, Inc. (a)	527,334
21,600	Landstar System, Inc.	842,184
		1,369,518
	Trading Companies & Distributors — 2.0%
13,800	W.W. Grainger, Inc.	1,372,410
	Total Industrials	12,631,828
	Information Technology — 28.1%
	Communications Equipment — 2.5%
19,547	CommScope, Inc. (a)	464,632
9,000	F5 Networks, Inc. (a)	617,130
26,700	Juniper Networks, Inc. (a)	609,294
		1,691,056
	Computers & Peripherals — 1.5%
27,500	NetApp, Inc. (a)	1,026,025
	Electronic Equipment, Instruments & Components — 3.3%
20,024	Amphenol Corp., Class A	786,543
10,030	Dolby Laboratories, Inc., Class A (a)	628,781
34,100	Tyco Electronics Ltd., (Switzerland)	865,458
		2,280,782
	Internet Software & Services — 0.9%
8,038	Equinix, Inc. (a)	652,846
	IT Services — 9.0%
14,400	Alliance Data Systems Corp. (a) (c)	857,088
47,940	Amdocs Ltd., (United Kingdom) (a)	1,287,189
36,350	CGI Group, Inc., (Canada), Class A (a)	542,706
22,900	Cognizant Technology Solutions Corp., Class A (a)	1,146,374
33,100	Hewitt Associates, Inc., Class A (a)	1,140,626
3,240	MasterCard, Inc., Class A	646,477
38,400	Western Union Co. (The)	572,544
		6,193,004
	Semiconductors & Semiconductor Equipment — 5.6%
27,760	Broadcom Corp., Class A	915,247
5,600	Cree, Inc. (a)	336,168
63,100	Marvell Technology Group Ltd., (Bermuda) (a)	994,456
36,400	MEMC Electronic Materials, Inc. (a)	359,632
16,700	Microchip Technology, Inc. (c)	463,258
27,900	Varian Semiconductor Equipment Associates, Inc. (a)	799,614
		3,868,375

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 5.3%
17,790	ANSYS, Inc. (a)	721,740
16,000	Concur Technologies, Inc. (a)	682,880
22,000	McAfee, Inc. (a)	675,840
28,000	MICROS Systems, Inc. (a)	892,360
7,600	Salesforce.com, Inc. (a)	652,232
		3,625,052
	Total Information Technology	19,337,140
	Materials — 4.2%
	Chemicals — 2.0%
20,200	Sherwin-Williams Co. (The)	1,397,638
	Containers & Packaging — 2.2%
28,000	Bemis Co., Inc.	756,000
13,800	Greif, Inc., Class A	766,452
		1,522,452
	Total Materials	2,920,090
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
54,990	tw telecom, inc. (a)	917,233
	Total Common Stocks (Cost $63,940,677)	67,919,044
Short-Term Investment — 0.2%
	Investment Company — 0.2%
155,549	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $155,549)	155,549
Investments of Cash Collateral for Securities on Loan — 2.7%
	Investment Company — 2.7%
1,879,772	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $1,879,772)	1,879,772
	Total Investments — 101.6% (Cost $65,975,998)	69,954,365
	Liabilities in Excess of Other Assets — (1.6)%	(1,101,434)
	NET ASSETS — 100.0%	$68,852,931

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$67,919,044
Investments in affiliates, at value	2,035,321
Total investment securities, at value	69,954,365
Receivables:
Investment securities sold	962,751
Portfolio shares sold	58,394
Interest and dividends	31,914
Securities lending income	984
Total Assets	71,008,408

LIABILITIES:
Payables:
Investment securities purchased	125,800
Collateral for securities lending program	1,879,772
Portfolio shares redeemed	52,122
Accrued liabilities:
Investment advisory fees	34,917
Administration fees	5,939
Distribution fees	3
Custodian and accounting fees	14,563
Trustees’ and Chief Compliance Officer’s fees	617
Other	41,744
Total Liabilities	2,155,477
Net Assets	$68,852,931

NET ASSETS:
Paid in capital	$82,436,277
Accumulated undistributed net investment loss	(90,659)
Accumulated net realized gains (losses)	(17,471,054)
Net unrealized appreciation (depreciation)	3,978,367
Total Net Assets	$68,852,931

Net Assets:
Class 1	$68,838,527
Class 2	14,404
Total	$68,852,931

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	5,363,208
Class 2	1,135

Net asset value, offering and redemption price per share:
Class 1	$12.84
Class 2	12.70

Cost of investments in non-affiliates	$63,940,677
Cost of investments in affiliates	2,035,321
Value of securities on loan	1,807,075

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$262,822
Dividend income from affiliates	100
Income from securities lending (net)	5,838
Total investment income	268,760

EXPENSES:
Investment advisory fees	257,201
Administration fees	36,740
Distribution fee — Class 2	19
Custodian and accounting fees	17,472
Interest expense to affiliates	15
Professional fees	23,489
Trustees’ and Chief Compliance Officer’s fees	425
Printing and mailing costs	19,938
Transfer agent fees	15,934
Other	6,568
Total expenses	377,801
Less amounts waived	(22,174)
Less earnings credits	— (a)
Net expenses	355,627
Net investment income (loss)	(86,867)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	5,711,740
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(8,574,504)
Net realized/unrealized gains (losses)	(2,862,764)
Change in net assets resulting from operations	$(2,949,631)

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(86,867)	$(103,274)
Net realized gain (loss)	5,711,740	(11,951,674)
Change in net unrealized appreciation (depreciation)	(8,574,504)	37,954,096
Change in net assets resulting from operations	(2,949,631)	25,899,148

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,195,393)	(11,434,105)

NET ASSETS :
Change in net assets	(12,145,024)	14,465,043
Beginning of period	80,997,955	66,532,912
End of period	$68,852,931	$80,997,955
Accumulated undistributed net investment loss	$(90,659)	$(3,792)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,294,430	$8,237,198
Cost of shares redeemed	(11,489,823)	(19,671,303)
Change in net assets from Class 1 capital transactions	$(9,195,393)	$(11,434,105)

Total change in net assets from capital transactions	$(9,195,393)	$(11,434,105)

SHARE TRANSACTIONS:
Class 1
Issued	170,211	759,314
Redeemed	(822,762)	(1,815,398)
Change in Class 1 Shares	(652,551)	(1,056,084)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$13.46	$(0.02)	$(0.60)	$(0.62)	$—
Year Ended December 31, 2009	9.41	(0.02)	4.07 (f)	4.05	—
Year Ended December 31, 2008	20.69	(0.05)	(7.84)	(7.89)	(3.39)
Year Ended December 31, 2007	21.26	(0.09)	3.25	3.16	(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—

Class 2
Six Months Ended June 30, 2010 (Unaudited)	13.33	(0.02)	(0.61)	(0.63)	—
Year Ended December 31, 2009	9.34	(0.03)	4.02 (f)	3.99	—
Year Ended December 31, 2008	20.62	(0.06)	(7.83)	(7.89)	(3.39)
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)
August 16, 2006 (e) through December 31, 2006	19.71	(0.05)	1.58	1.53	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $4.06 and $4.01 and the total return would have been 42.93% and 42.61% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.84	(4.61)%	$68,839	0.90%	(0.22)%	0.95%	42%
13.46	43.04 (f)	80,983	0.90	(0.14)	1.03	85
9.41	(43.78)	66,522	0.90	(0.31)	0.91	95
20.69	17.24	150,279	0.89	(0.42)	0.89	107
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113

12.70	(4.73)	14	1.15	(0.47)	1.20	42
13.33	42.72 (f)	15	1.15	(0.40)	1.28	85
9.34	(43.96)	11	1.15	(0.56)	1.16	95
20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

Effective May 1, 2010, Diversified Mid Cap Growth Portfolio was renamed Mid Cap Growth Portfolio with the approval of the Board of Trustees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$69,954,365	$—	$—	$69,954,365

#	Portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent for the Portfolio pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $1,184 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$1,807,075	$1,879,772	$1,879,772

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $892. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Portfolio incurred lending agent fees to JPMCB in the amount of $418 for the six months ended June 30, 2010.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $21,643. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $531.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$32,715,970	$42,239,111

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$65,975,998	$8,417,802	$4,439,435	$3,978,367

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$953.90	$4.36	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	952.70	5.57	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITMCGP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	19

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(0.33)%
Russell Midcap Value Index	(0.88)%

Net Assets as of 6/30/2010	$218,879,225

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks. The Russell Midcap Value Index (the “Benchmark”) performed the best among major U.S. indices.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Mid Cap Value Portfolio (Class 1 Shares) outperformed the Benchmark for the six months ended June 30, 2010. Relative strength from the Portfolio’s materials and technology holdings more than offset relative weakness from the Portfolio’s consumer discretionary and consumer staples holdings.

Among the Portfolio’s individual contributors to relative performance were Old Republic International Corp. and Lincare Holdings, Inc. Old Republic International Corp., a diversified insurance company, was a strong performer as signs of stabilization began to emerge in its mortgage insurance business. Lincare Holdings, Inc is a provider of oxygen and other respiratory therapy services in the home. The company was a strong performer because investors expected that the company will capture increasing market share as competitors exit the industry as a result of concerns surrounding declining Medicare reimbursement rates for oxygen services.

Individual detractors from the Portfolio’s relative performance included H&R Block, Inc. and Alliant Techsystems, Inc. Shares of H&R Block, Inc., which provides tax consulting services, declined amid investor concerns that competition from on-line tax services and the high unemployment rate would decrease demand for the company’s services. Shares of Alliant Techsystems, Inc., an aerospace and defense company, declined on concerns about NASA’s dismantling of its U.S. human spaceflight program, which was a source of revenue for the company. Additionally, the stock declined on concerns about the sustainability of peak earnings derived from its ammunition business. Demand for hand guns, and subsequently ammunition, surged as many consumers feared that federal regulation could potentially restrict their ability to purchase hand guns.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers utilized a bottom up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Portfolio’s largest overweight continued to be in the consumer discretionary sector. The portfolio managers preferred to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

The Portfolio was underweight the financial sector, mostly in Real Estate Investment Trusts (REITs). Within the financial sector, the Portfolio was overweight insurance companies. The portfolio managers preferred to own property and casualty insurers, as they believed that their valuations were compelling, particularly as they believe that pricing trends for these insurers should improve in the current economic cycle.

2   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Republic Services, Inc.	2.3%
2.	Loews Corp.	1.9
3.	Lincare Holdings, Inc.	1.9
4.	Williams Cos., Inc. (The)	1.8
5.	Gap, Inc. (The)	1.8
6.	Old Republic International Corp.	1.7
7.	JM Smucker Co. (The)	1.7
8.	Energen Corp.	1.7
9.	Ball Corp.	1.7
10.	Tyco Electronics Ltd., (Switzerland)	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.0%
Consumer Discretionary	18.0
Utilities	11.0
Industrials	9.9
Materials	6.7
Energy	6.6
Information Technology	5.9
Consumer Staples	5.8
Health Care	5.6
Telecommunication Services	2.4
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	9/28/01	(0.33)%	24.76%	0.96%	7.87%

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the JPMorgan Insurance Trust Mid Cap Value Portfolio and will be used going forward. As a result the performance prior to April 25, 2009, is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2010. The performance of the indices reflects an initial investment as of the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 18.2%
	Distributors — 1.2%
63,840	Genuine Parts Co.	2,518,488
	Diversified Consumer Services — 0.8%
112,750	H&R Block, Inc.	1,769,047
	Hotels, Restaurants & Leisure — 2.3%
25,841	Darden Restaurants, Inc.	1,003,923
54,586	Marriott International, Inc., Class A	1,634,305
64,100	Yum! Brands, Inc.	2,502,464
		5,140,692
	Household Durables — 2.1%
81,140	Fortune Brands, Inc.	3,179,065
50,387	Jarden Corp.	1,353,899
		4,532,964
	Internet & Catalog Retail — 0.7%
82,600	Expedia, Inc.	1,551,228
	Media — 4.1%
44,920	Cablevision Systems Corp., Class A	1,078,529
118,104	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,025,143
65,900	DISH Network Corp., Class A	1,196,085
141,900	Gannett Co., Inc. (c)	1,909,974
29,840	Omnicom Group, Inc.	1,023,512
24,050	Scripps Networks Interactive, Inc., Class A	970,177
4,260	Washington Post Co. (The), Class B	1,748,645
		8,952,065
	Multiline Retail — 0.4%
50,700	Macy’s, Inc.	907,530
	Specialty Retail — 5.9%
7,807	AutoNation, Inc. (a) (c)	152,237
12,150	AutoZone, Inc. (a) (c)	2,347,623
59,070	Bed Bath & Beyond, Inc. (a)	2,190,316
205,090	Gap, Inc. (The)	3,991,051
44,850	Staples, Inc.	854,393
48,940	Tiffany & Co.	1,855,315
37,950	TJX Cos., Inc.	1,592,002
		12,982,937
	Textiles, Apparel & Luxury Goods — 0.7%
31,900	Phillips-Van Heusen Corp.	1,476,013
	Total Consumer Discretionary	39,830,964
	Consumer Staples — 5.9%
	Beverages — 0.6%
24,482	Brown-Forman Corp., Class B	1,401,105
	Food & Staples Retailing — 1.3%
150,170	Safeway, Inc.	2,952,342
	Food Products — 2.1%
62,530	JM Smucker Co. (The)	3,765,557
19,500	McCormick & Co., Inc. (Non-Voting)	740,220
		4,505,777
	Household Products — 1.3%
23,250	Clorox Co.	1,445,220
27,900	Energizer Holdings, Inc. (a)	1,402,812
		2,848,032
	Tobacco — 0.6%
16,830	Lorillard, Inc.	1,211,423
	Total Consumer Staples	12,918,679
	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
119,840	CVR Energy, Inc. (a)	901,197
49,314	Devon Energy Corp.	3,004,209
113,500	El Paso Corp.	1,260,985
51,205	Kinder Morgan Management LLC (a)	2,897,691
89,070	Teekay Corp., (Canada)	2,330,962
222,080	Williams Cos., Inc. (The)	4,059,622
	Total Energy	14,454,666
	Financials — 25.3%
	Capital Markets — 2.5%
12,270	Affiliated Managers Group, Inc. (a) (c)	745,648
41,400	Ameriprise Financial, Inc.	1,495,782
33,230	Northern Trust Corp.	1,551,841
36,140	T. Rowe Price Group, Inc. (c)	1,604,254
		5,397,525
	Commercial Banks — 6.8%
62,500	BancorpSouth, Inc. (c)	1,117,500
73,200	BB&T Corp.	1,925,892
25,070	City National Corp.	1,284,336
24,540	Cullen/Frost Bankers, Inc.	1,261,356
85,800	Fifth Third Bancorp	1,054,482
79,200	KeyCorp	609,048
26,470	M&T Bank Corp. (c)	2,248,627
79,900	SunTrust Banks, Inc.	1,861,670
94,700	TCF Financial Corp. (c)	1,572,967
81,800	Wilmington Trust Corp. (c)	907,162
45,400	Zions Bancorp	979,278
		14,822,318

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 11.1%
37,100	AON Corp. (c)	1,377,152
48,170	Assurant, Inc.	1,671,499
125,139	Cincinnati Financial Corp.	3,237,346
128,280	Loews Corp.	4,273,007
313,274	Old Republic International Corp.	3,800,014
105,932	OneBeacon Insurance Group Ltd., Class A	1,516,946
84,550	Principal Financial Group, Inc.	1,981,852
41,600	Symetra Financial Corp.	499,200
65,000	Transatlantic Holdings, Inc.	3,117,400
102,810	W.R. Berkley Corp.	2,720,352
		24,194,768
	Real Estate Investment Trusts (REITs) — 3.5%
77,472	Kimco Realty Corp.	1,041,224
13,260	Public Storage (c)	1,165,687
55,920	Regency Centers Corp.	1,923,648
23,670	Ventas, Inc.	1,111,306
33,644	Vornado Realty Trust (c)	2,454,330
		7,696,195
	Real Estate Management & Development — 0.9%
145,680	Brookfield Properties Corp. (c)	2,045,347
	Thrifts & Mortgage Finance — 0.5%
84,580	People’s United Financial, Inc. (c)	1,141,830
	Total Financials	55,297,983
	Health Care — 5.7%
	Health Care Equipment & Supplies — 1.5%
48,060	Becton, Dickinson & Co.	3,249,817
	Health Care Providers & Services — 4.2%
70,269	Community Health Systems, Inc. (a) (c)	2,375,795
88,650	Coventry Health Care, Inc. (a)	1,567,332
128,575	Lincare Holdings, Inc. (a) (c)	4,179,973
40,700	VCA Antech, Inc. (a)	1,007,732
		9,130,832
	Total Health Care	12,380,649
	Industrials — 10.0%
	Aerospace & Defense — 2.9%
24,280	Alliant Techsystems, Inc. (a)	1,506,817
30,200	L-3 Communications Holdings, Inc.	2,139,368
26,460	Precision Castparts Corp.	2,723,263
		6,369,448
	Commercial Services & Supplies — 2.3%
171,230	Republic Services, Inc.	5,090,668
	Electrical Equipment — 2.4%
30,500	AMETEK, Inc.	1,224,575
41,540	Cooper Industries plc	1,827,760
40,200	Roper Industries, Inc. (c)	2,249,592
		5,301,927
	Industrial Conglomerates — 0.6%
33,940	Carlisle Cos., Inc.	1,226,252
	Machinery — 1.8%
53,800	Snap-On, Inc.	2,200,958
53,330	WABCO Holdings, Inc. (a)	1,678,829
		3,879,787
	Total Industrials	21,868,082
	Information Technology — 5.9%
	Electronic Equipment, Instruments & Components — 3.5%
65,240	Amphenol Corp., Class A	2,562,627
73,910	Arrow Electronics, Inc. (a)	1,651,889
133,580	Tyco Electronics Ltd., (Switzerland)	3,390,260
		7,604,776
	Semiconductors & Semiconductor Equipment — 0.3%
31,978	Avago Technologies Ltd., (Singapore) (a) (c)	673,457
	Software — 2.1%
100,090	Jack Henry & Associates, Inc.	2,390,149
113,500	Synopsys, Inc. (a)	2,368,745
		4,758,894
	Total Information Technology	13,037,127
	Materials — 6.8%
	Chemicals — 4.8%
12,500	Airgas, Inc.	777,500
64,946	Albemarle Corp.	2,579,006
38,130	PPG Industries, Inc.	2,303,433
32,130	Sherwin-Williams Co. (The)	2,223,075
53,550	Sigma-Aldrich Corp.	2,668,396
		10,551,410
	Construction Materials — 0.3%
16,530	Vulcan Materials Co. (c)	724,510
	Containers & Packaging — 1.7%
69,630	Ball Corp.	3,678,553
	Total Materials	14,954,473
	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.4%
67,490	CenturyLink, Inc.	2,248,092
77,429	Windstream Corp.	817,650
		3,065,742

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 1.1%
87,790	Telephone & Data Systems, Inc.	2,329,947
	Total Telecommunication Services	5,395,689
	Utilities — 11.2%
	Electric Utilities — 1.2%
123,820	Westar Energy, Inc.	2,675,750
	Gas Utilities — 4.1%
84,290	Energen Corp.	3,736,576
70,210	EQT Corp.	2,537,389
58,920	Oneok, Inc.	2,548,290
13,120	Questar Corp. (a)	211,888
		9,034,143
	Multi-Utilities — 5.1%
226,040	CMS Energy Corp. (c)	3,311,486
58,100	NSTAR	2,033,500
53,500	Wisconsin Energy Corp.	2,714,590
154,380	Xcel Energy, Inc.	3,181,772
		11,241,348
	Water Utilities — 0.8%
79,300	American Water Works Co., Inc.	1,633,580
	Total Utilities	24,584,821
	Total Common Stocks (Cost $197,399,953)	214,723,133
Short-Term Investment — 3.1%
	Investment Company — 3.1%
6,880,668	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $6,880,668)	6,880,668
Investment of Cash Collateral for Securities on Loan — 7.9%
	Investment Company — 7.9%
17,291,406	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $17,291,406)	17,291,406
	Total Investments — 109.1% (Cost $221,572,027)	238,895,207
	Liabilities in Excess of Other Assets — (9.1)%	(20,015,982)
	NET ASSETS — 100.0%	$218,879,225

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$214,723,133
Investments in affiliates, at value	24,172,074
Total investment securities, at value	238,895,207
Receivables:
Portfolio shares sold	790,245
Interest and dividends	344,115
Securities lending income	2,364
Total Assets	240,031,931

LIABILITIES:
Payables:
Investment securities purchased	3,276,421
Collateral for securities lending program	17,291,406
Portfolio shares redeemed	399,408
Accrued liabilities:
Investment advisory fees	122,299
Administration fees	17,285
Custodian and accounting fees	19,283
Trustees’ and Chief Compliance Officer’s fees	3,250
Other	23,354
Total Liabilities	21,152,706
Net Assets	$218,879,225

NET ASSETS:
Paid in capital	$245,306,839
Accumulated undistributed net investment income	1,546,312
Accumulated net realized gains (losses)	(45,297,106)
Net unrealized appreciation (depreciation)	17,323,180
Total Net Assets	$218,879,225

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):	39,837,926

Net asset value, offering and redemption price per share	$5.49

Cost of investments in non-affiliates	$197,399,953
Cost of investments in affiliates	24,172,074
Value of securities on loan	16,815,550

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,438,409
Dividend income from affiliates	1,812
Income from securities lending (net)	31,847
Total investment income	2,472,068

EXPENSES:
Investment advisory fees	772,259
Administration fees	110,301
Custodian and accounting fees	16,611
Interest expense to affiliates	43
Professional fees	25,693
Trustees’ and Chief Compliance Officer’s fees	3,622
Printing and mailing costs	17,852
Transfer agent fees	473
Other	23,387
Total expenses	970,241
Less amounts waived	(16,307)
Less earnings credits	(1)
Net expenses	953,933
Net investment income (loss)	1,518,135

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	4,728,985
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	(6,062,232)
Net realized/unrealized gains (losses)	(1,333,247)
Change in net assets resulting from operations	$184,888

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,518,135	$3,906,395
Net realized gain (loss)	4,728,985	(34,402,335)
Change in net unrealized appreciation (depreciation)	(6,062,232)	82,628,184
Change in net assets resulting from operations	184,888	52,132,244

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,838,071)	(4,240,919)
From net realized gains	—	(383,916)
Total distributions to shareholders	(2,838,071)	(4,624,835)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	16,401,750	42,413,889
Net assets acquired in Portfolio reorganization (See Note 8)	—	25,677,776
Dividends and distributions reinvested	2,838,071	4,624,835
Cost of shares redeemed	(36,140,842)	(63,756,159)
Total change in net assets from capital transactions	(16,901,021)	8,960,341

NET ASSETS:
Change in net assets	(19,554,204)	56,467,750
Beginning of period	238,433,429	181,965,679
End of period	$218,879,225	$238,433,429
Accumulated undistributed net investment income	$1,546,312	$2,866,248

SHARE TRANSACTIONS:
Issued	2,802,775	9,311,655 **
Shares issued in connection with Portfolio reorganization (See Note 8)	—	6,001,467
Reinvested	454,819	1,087,156 **
Redeemed	(6,221,703)	(13,854,053)**
Change in Shares	(2,964,109)	2,546,225

*	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

**	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (e)
Six Months Ended June 30, 2010 (Unaudited)	$5.57	$0.04		$(0.05)	$(0.01)	$(0.07)	$—	$(0.07)
Year Ended December 31, 2009*	4.52	0.09		1.08	1.17	(0.11)	(0.01)	(0.12)
Year Ended December 31, 2008*	7.33	0.08	(f)	(2.35)	(2.27)	(0.07)	(0.47)	(0.54)
Year Ended December 31, 2007*	7.54	0.07		0.13	0.20	(0.07)	(0.34)	(0.41)
Year Ended December 31, 2006*	6.65	0.07		1.03	1.10	(0.04)	(0.17)	(0.21)
Year Ended December 31, 2005*	6.19	0.04		0.52	0.56	(0.01)	(0.09)	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Effective April 25, 2009, Diversified Mid Cap Value Portfolio was renamed Mid Cap Value Portfolio. Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.

(f)	Calculated based upon average shares outstanding.

*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts for all periods presented have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$5.49	(0.33)%	$218,879	0.80%	1.28%	0.82%	16%
5.57	26.68	238,433	0.88	1.93	1.02	39
4.52	(33.21)	181,966	1.00	1.31	1.25	41
7.33	2.45	312,274	1.00	0.92	1.25	48
7.54	16.84	298,608	1.00	0.99	1.25	45
6.65	9.21	273,620	1.00	0.80	1.26	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/ Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio, a series of J.P. Morgan Series Trust II (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio. On April 24, 2009, prior to the reorganization, shareholders of the Predecessor Portfolio received 4.187 shares of the Predecessor Portfolio for every share held of the Predecessor Portfolio. All share and per share amounts for all periods presented have been adjusted to reflect the stock split.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities)

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable	Total
Total Investments in Securities #	$238,895,207	$—	$—	$238,895,207

#	Portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for industry specifics of portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $14,367 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$16,815,550	$17,291,406	$17,291,406

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $11,464. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09 % of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2010. The expense limitation percentage above is in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the period ended June 30, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended June 30, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,670. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.B. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $3,637.

16   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$36,264,151	$55,575,882

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$221,572,027	$32,118,201	$14,795,021	$17,323,180

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Mid Cap Value Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 4.187 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $172,260,977 and identified cost of $212,411,021 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation/(Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan Mid Cap Value Portfolio	40,291,926	$172,392,842	$4.28	$(40,150,044)
Acquiring Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1	6,001,467	25,677,776	4.28	(8,384,594)
Post Reorganization
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1	46,293,393	198,070,618	4.28	(48,534,638)

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$4,021,831
Net realized/unrealized gains (losses)	47,505,482
Change in net assets resulting from operations	$51,527,313

18   JPMORGAN INSURANCE TRUST        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During June 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$996.70	$3.96	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010        JPMORGAN INSURANCE TRUST   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITMCVP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	14
Financial Highlights	18
Notes to Financial Statements	20
Schedule of Shareholder Expenses	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(0.60)%
Russell 2000 Index	(1.95)%

Net Assets as of 6/30/2010	$58,298,971

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio seeks capital growth over the long term.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2010, as relative strength among the Portfolio’s semiconductors holdings more than offset relative weakness among the Portfolio’s systems hardware holdings.

Individual contributors to relative performance included the Portfolio’s overweight positions in Sybase, Inc. and Cirrus Logic, Inc. Shares of Sybase, Inc. rose after SAP AG agreed to buy the database company for $5.8 billion. Cirrus Logic, Inc. produces semiconductors that are used in smart phones and smart grid components. The company manufacturers chips in Apple’s iPhone and iPad products and benefited from the strong demand for these devices.

Individual detractors from relative performance included the Portfolio’s overweight positions in Chiquita Brands International, Inc. and GenCorp, Inc. Shares of produce-seller Chiquita Brands International, Inc. declined after the company missed first-quarter estimates on weaker-than-expected banana pricing. GenCorp, Inc. makes rocket propulsion systems that are used in both missile weapons and NASA space vehicles. The stock declined on concerns surrounding a subpoena the company received from the Department of Defense.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. They focused on cheap companies with strong fundamentals and sought to build a well-diversified portfolio of attractive companies.

2 JPMORGAN INSURANCE TRUST JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Skyworks Solutions, Inc.	1.2%
2.	JDA Software Group, Inc.	1.0
3.	Cash America International, Inc.	0.9
4.	Regal-Beloit Corp.	0.9
5.	American Equity Investment Life Holding Co.	0.8
6.	Deluxe Corp.	0.8
7.	Sybase, Inc.	0.8
8.	Tempur-Pedic International, Inc.	0.8
9.	World Acceptance Corp.	0.7
10.	Chiquita Brands International, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.6%
Industrials	15.1
Consumer Discretionary	14.6
Information Technology	14.2
Health Care	13.2
Materials	4.7
Energy	4.3
Utilities	3.2
Consumer Staples	3.1
Telecommunication Services	1.4
U.S. Treasury Obligation	0.4
Short-Term Investment	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	1/3/95	(0.60)%	23.72%	(1.34)%	0.45%
CLASS 2 SHARES	4/24/09	(0.68)	23.36	(1.39)	0.42

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Small Cap Core Portfolio and will be used going forward. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 JPMORGAN INSURANCE TRUST JUNE 30, 2010

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 14.7%
	Auto Components — 0.7%
13,300	Cooper Tire & Rubber Co.	259,350
6,700	Spartan Motors, Inc.	28,140
11,400	Standard Motor Products, Inc.	91,998
		379,488
	Automobiles — 0.1%
2,000	Tesla Motors, Inc. (a)	47,660
	Diversified Consumer Services — 0.1%
1,900	Corinthian Colleges, Inc. (a)	18,715
1,200	Lincoln Educational Services Corp. (a)	24,708
		43,423
	Hotels, Restaurants & Leisure — 1.5%
3,200	CEC Entertainment, Inc. (a)	112,832
3,600	Cracker Barrel Old Country Store, Inc.	167,616
2,900	DineEquity, Inc. (a)	80,968
19,700	Domino’s Pizza, Inc. (a)	222,610
4,500	Einstein Noah Restaurant Group, Inc. (a)	48,555
1,600	Isle of Capri Casinos, Inc. (a)	14,816
17,500	Ruby Tuesday, Inc. (a)	148,750
22,568	Ruth’s Hospitality Group, Inc. (a)	94,334
		890,481
	Household Durables — 1.5%
8,900	American Greetings Corp., Class A	166,964
42	CSS Industries, Inc.	693
4,200	Helen of Troy Ltd., (Bermuda) (a)	92,652
3,600	Hooker Furniture Corp.	38,376
2,793	Jarden Corp.	75,048
5,900	La-Z-Boy, Inc. (a)	43,837
14,350	Tempur-Pedic International, Inc. (a)	441,262
		858,832
	Internet & Catalog Retail — 0.4%
9,300	HSN, Inc. (a)	223,200
	Leisure Equipment & Products — 0.7%
11,550	JAKKS Pacific, Inc. (a)	166,089
5,800	RC2 Corp. (a)	93,438
27,900	Smith & Wesson Holding Corp. (a)	114,111
2,100	Sturm Ruger & Co., Inc.	30,093
		403,731
	Media — 1.6%
5,900	AH Belo Corp., Class A (a)	39,176
12,400	Belo Corp., Class A (a)	70,556
8,700	Carmike Cinemas, Inc. (a)	52,722
6,900	Entercom Communications Corp., Class A (a)	60,858
26,300	Journal Communications, Inc., Class A (a)	104,411
2,400	Knology, Inc. (a)	26,232
20,200	LIN TV Corp., Class A (a)	109,282
25,700	Mediacom Communications Corp., Class A (a)	172,704
23,200	Sinclair Broadcast Group, Inc., Class A (a)	135,256
5,500	Valassis Communications, Inc. (a)	174,460
		945,657
	Multiline Retail — 0.5%
9,300	Dillard’s, Inc., Class A	199,950
13,574	Saks, Inc. (a)	103,027
		302,977
	Specialty Retail — 3.9%
4,625	Aeropostale, Inc. (a)	132,460
12,900	Asbury Automotive Group, Inc. (a)	135,966
9,200	Big 5 Sporting Goods Corp.	120,888
3,400	Brown Shoe Co., Inc.	51,612
10,400	Cabela’s, Inc. (a)	147,056
8,867	Collective Brands, Inc. (a)	140,099
4,000	Express, Inc. (a)	65,480
10,625	Finish Line, Inc. (The), Class A	148,006
4,000	Gymboree Corp. (a)	170,840
3,800	Hot Topic, Inc.	19,304
4,900	Jos. A. Bank Clothiers, Inc. (a)	264,551
8,600	Kirkland’s, Inc. (a)	145,125
2,700	Lithia Motors, Inc., Class A	16,686
11,800	OfficeMax, Inc. (a)	154,108
14,900	Rent-A-Center, Inc. (a)	301,874
8,900	Sonic Automotive, Inc., Class A (a)	76,184
6,300	Vitamin Shoppe, Inc. (a)	161,595
7,500	Zale Corp. (a)	11,850
		2,263,684
	Textiles, Apparel & Luxury Goods — 3.7%
2,400	Deckers Outdoor Corp. (a)	342,888
7,000	G-III Apparel Group Ltd. (a)	160,230
12,000	Iconix Brand Group, Inc. (a)	172,440
17,100	Jones Apparel Group, Inc.	271,035
19,300	Maidenform Brands, Inc. (a)	392,948
10,900	Oxford Industries, Inc.	228,137
17,300	Perry Ellis International, Inc. (a)	349,460
3,150	Steven Madden Ltd. (a)	99,288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
3,800	UniFirst Corp.	167,276
		2,183,702
	Total Consumer Discretionary	8,542,835
	Consumer Staples — 3.1%
	Food & Staples Retailing — 1.0%
7,400	Andersons, Inc. (The)	241,166
1,300	Nash Finch Co.	44,408
3,200	Pantry, Inc. (The) (a)	45,152
9,700	Spartan Stores, Inc.	133,084
12,900	Winn-Dixie Stores, Inc. (a)	124,356
		588,166
	Food Products — 1.6%
2,900	American Italian Pasta Co., Class A (a)	153,323
8,700	B&G Foods, Inc., Class A	93,786
35,700	Chiquita Brands International, Inc. (a)	433,755
10,100	Dole Food Co., Inc. (a)	105,343
2,000	Sanderson Farms, Inc.	101,480
1,300	TreeHouse Foods, Inc. (a)	59,358
		947,045
	Household Products — 0.4%
6,600	Cellu Tissue Holdings, Inc. (a)	51,282
17,250	Central Garden & Pet Co., Class A (a)	154,733
		206,015
	Personal Products — 0.1%
8,225	Prestige Brands Holdings, Inc. (a)	58,233
	Total Consumer Staples	1,799,459
	Energy — 4.4%
	Energy Equipment & Services — 1.3%
8,800	Cal Dive International, Inc. (a)	51,480
6,500	Global Geophysical Services, Inc. (a)	45,305
10,500	Gulfmark Offshore, Inc., Class A (a)	275,100
9,400	ION Geophysical Corp. (a)	32,712
3,800	Lufkin Industries, Inc.	148,162
2,200	Matrix Service Co. (a)	20,482
9,900	Newpark Resources, Inc. (a)	59,895
800	OYO Geospace Corp. (a)	38,784
7,300	Parker Drilling Co. (a)	28,835
2,200	T-3 Energy Services, Inc. (a)	61,380
		762,135
	Oil, Gas & Consumable Fuels — 3.1%
675	Apco Oil and Gas International, Inc.	15,869
19,000	Callon Petroleum Co. (a)	119,700
5,015	Clayton Williams Energy, Inc. (a)	211,232
25,000	EXCO Resources, Inc.	365,250
800	FX Energy, Inc. (a)	2,896
2,900	Georesources, Inc. (a)	40,397
19,800	Gulfport Energy Corp. (a)	234,828
5,900	Knightsbridge Tankers Ltd., (Bermuda)	103,781
16,575	McMoRan Exploration Co. (a)	184,148
2,600	Penn Virginia Corp.	52,286
12,325	VAALCO Energy, Inc. (a)	69,020
14,000	Warren Resources, Inc. (a)	40,600
7,100	Western Refining, Inc. (a)	35,713
11,700	World Fuel Services Corp.	303,498
		1,779,218
	Total Energy	2,541,353
	Financials — 21.6%
	Capital Markets — 1.2%
30,800	BGC Partners, Inc., Class A	157,388
2,400	Financial Engines, Inc. (a)	32,640
3,089	Gladstone Capital Corp.	33,392
12,800	Knight Capital Group, Inc., Class A (a)	176,512
14,800	MCG Capital Corp.	71,484
1,200	Oppenheimer Holdings, Inc., Class A	28,740
2,900	optionsXpress Holdings, Inc. (a)	45,646
7,800	Penson Worldwide, Inc. (a)	43,992
6,800	Prospect Capital Corp.	65,620
2,700	Pzena Investment Management, Inc., Class A	17,199
5,200	SWS Group, Inc.	49,400
		722,013
	Commercial Banks — 5.3%
7,900	1st United Bancorp, Inc. (a)	58,144
400	Alliance Financial Corp.	11,120
3,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	48,711
699	Bancorp, Inc. (a)	5,473
8,600	Cathay General Bancorp	88,838
4,125	City Holding Co.	115,005
1,500	Columbia Banking System, Inc.	27,390
5,800	Community Bank System, Inc.	127,774
1,740	Community Trust Bancorp, Inc.	43,674
5,400	CVB Financial Corp.	51,300
4,200	East West Bancorp, Inc.	64,050
1,600	Financial Institutions, Inc.	28,416
1,900	First Bancorp	27,531
6,300	First Community Bancshares, Inc.	92,547

SEE NOTES TO FINANCIAL STATEMENTS.

6 JPMORGAN INSURANCE TRUST JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
13,700	First Financial Bancorp	204,815
4,100	First Interstate Bancsystem, Inc.	64,493
4,800	First Merchants Corp.	40,704
16,100	FNB Corp.	129,283
1,550	Hudson Valley Holding Corp.	35,836
6,775	IBERIABANK Corp.	348,777
4,110	International Bancshares Corp.	68,596
2,600	Lakeland Bancorp, Inc.	22,152
2,300	Lakeland Financial Corp.	45,954
2,900	MainSource Financial Group, Inc.	20,793
200	Merchants Bancshares, Inc.	4,444
14,700	Nara Bancorp, Inc. (a)	123,921
1,000	National Bankshares, Inc.	24,230
6,000	National Penn Bancshares, Inc.	36,060
2,300	NBT Bancorp, Inc.	46,966
1,100	Park National Corp.	71,544
2,300	Peoples Bancorp, Inc.	33,350
2,600	Prosperity Bancshares, Inc.	90,350
800	Renasant Corp.	11,480
1,263	Republic Bancorp, Inc., Class A	28,291
3,700	Santander BanCorp (a)	46,768
1,950	Sierra Bancorp	22,425
2,396	Southside Bancshares, Inc.	47,057
2,400	Southwest Bancorp, Inc.	31,896
17,350	Sterling Bancshares, Inc.	81,719
15,100	Susquehanna Bancshares, Inc.	125,783
2,400	SVB Financial Group (a)	98,952
2,900	WesBanco, Inc.	48,865
1,400	West Bancorp., Inc. (a)	9,534
5,900	Westamerica Bancorp	309,868
4,500	Wilshire Bancorp, Inc.	39,375
		3,104,254
	Consumer Finance — 2.5%
4,175	Advance America Cash Advance Centers, Inc.	17,243
16,000	Cash America International, Inc.	548,320
797	CompuCredit Holdings Corp.	3,156
13,797	Dollar Financial Corp. (a)	273,042
8,300	Nelnet, Inc., Class A	160,024
11,325	World Acceptance Corp. (a)	433,861
		1,435,646
	Diversified Financial Services — 1.1%
1,000	Compass Diversified Holdings	13,410
7,300	Encore Capital Group, Inc. (a)	150,453
1,500	Marlin Business Services Corp. (a)	18,135
15,200	PHH Corp. (a)	289,408
2,800	Portfolio Recovery Associates, Inc. (a)	186,984
		658,390
	Insurance — 3.3%
46,600	American Equity Investment Life Holding Co.	480,912
3,266	American Physicians Capital, Inc.	100,756
1,600	American Safety Insurance Holdings Ltd. (a)	25,152
8,125	Aspen Insurance Holdings Ltd., (Bermuda)	201,013
8,550	Delphi Financial Group, Inc., Class A	208,705
6,900	Flagstone Reinsurance Holdings S.A., (Luxembourg)	74,658
1,700	Hallmark Financial Services (a)	16,915
1,900	Horace Mann Educators Corp.	29,070
12,275	Meadowbrook Insurance Group, Inc.	105,933
15,300	National Financial Partners Corp. (a)	149,481
2,850	Platinum Underwriters Holdings Ltd., (Bermuda)	103,427
18,200	PMA Capital Corp., Class A (a)	119,210
2,500	Primerica, Inc. (a)	53,600
3,100	Safety Insurance Group, Inc.	114,762
5,800	Selective Insurance Group, Inc.	86,188
4,200	Symetra Financial Corp.	50,400
		1,920,182
	Real Estate Investment Trusts (REITs) — 7.1%
4,883	American Campus Communities, Inc.	133,257
11,100	Anworth Mortgage Asset Corp.	79,032
3,900	Ashford Hospitality Trust, Inc. (a)	28,587
11,000	Associated Estates Realty Corp.	142,450
10,900	BioMed Realty Trust, Inc.	175,381
5,300	CapLease, Inc.	24,433
5,200	Capstead Mortgage Corp.	57,512
16,000	CBL & Associates Properties, Inc.	199,040
3,664	Colonial Properties Trust	53,238
26,875	DCT Industrial Trust, Inc.	121,475
10,500	Developers Diversified Realty Corp.	103,950
3,500	EastGroup Properties, Inc.	124,530
6,300	Education Realty Trust, Inc.	37,989
1,100	Equity Lifestyle Properties, Inc.	53,053
12,200	FelCor Lodging Trust, Inc. (a)	60,878
16,200	First Industrial Realty Trust, Inc. (a)	78,084
9,500	Glimcher Realty Trust	56,810
18,400	Hersha Hospitality Trust	83,168
1,750	Home Properties, Inc.	78,872
6,800	LaSalle Hotel Properties	139,876
57,409	Lexington Realty Trust	345,028
42,025	MFA Financial, Inc.	310,985

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
1,200	Mid-America Apartment Communities, Inc.	61,764
1,600	Mission West Properties, Inc.	10,912
28,300	MPG Office Trust, Inc. (a)	82,919
12,200	National Retail Properties, Inc.	261,568
8,700	Omega Healthcare Investors, Inc.	173,391
3,500	Parkway Properties, Inc.	50,995
17,125	Pennsylvania Real Estate Investment Trust	209,268
2,575	PS Business Parks, Inc.	143,634
2,500	RAIT Financial Trust (a)	4,675
3,100	Ramco-Gershenson Properties Trust	31,310
8,500	Redwood Trust, Inc.	124,440
15,200	Senior Housing Properties Trust	305,672
27,750	Strategic Hotels & Resorts, Inc. (a)	121,822
1,600	Sun Communities, Inc.	41,536
		4,111,534
	Thrifts & Mortgage Finance — 1.1%
3,500	Dime Community Bancshares	43,155
7,857	First Niagara Financial Group, Inc.	98,448
3,200	OceanFirst Financial Corp.	38,624
22,375	Ocwen Financial Corp. (a)	228,002
11,700	Radian Group, Inc.	84,708
7,300	Trustco Bank Corp.	40,880
3,100	WSFS Financial Corp.	111,383
		645,200
	Total Financials	12,597,219
	Health Care — 13.2%
	Biotechnology — 2.9%
6,100	Affymax, Inc. (a)	36,478
24,600	Anadys Pharmaceuticals, Inc. (a)	47,232
26,700	Ariad Pharmaceuticals, Inc. (a)	75,294
10,800	BioCryst Pharmaceuticals, Inc. (a)	63,828
3,400	Chelsea Therapeutics International, Inc. (a)	9,962
19,525	Cytokinetics, Inc. (a)	46,274
27,000	Idenix Pharmaceuticals, Inc. (a)	135,000
1,000	Idera Pharmaceuticals, Inc. (a)	3,600
10,500	Immunomedics, Inc. (a)	32,445
11,600	Incyte Corp., Ltd. (a)	128,412
8,200	Isis Pharmaceuticals, Inc. (a)	78,474
24,800	MannKind Corp. (a)	158,472
19,000	Medivation, Inc. (a)	167,960
12,800	Molecular Insight Pharmaceuticals, Inc. (a)	21,120
5,175	Pharmasset, Inc. (a)	141,484
18,500	Protalix BioTherapeutics, Inc., (Israel) (a)	113,035
7,300	Regeneron Pharmaceuticals, Inc. (a)	162,936
11,800	Savient Pharmaceuticals, Inc. (a)	148,680
7,825	Seattle Genetics, Inc. (a)	93,822
7,400	Tengion, Inc. (a)	27,084
		1,691,592
	Health Care Equipment & Supplies — 3.5%
14,500	American Medical Systems Holdings, Inc. (a)	320,740
15,500	Cantel Medical Corp.	258,850
5,400	DynaVox, Inc., Class A (a)	86,454
7,400	GenMark Diagnostics, Inc. (a)	32,708
11,700	Immucor, Inc. (a)	222,885
2,600	Integra LifeSciences Holdings Corp. (a)	96,200
18,775	MELA Sciences, Inc. (a)	139,686
8,800	Micrus Endovascular Corp. (a)	182,952
4,200	Orthofix International N.V., (Netherlands) (a)	134,610
3,900	Sirona Dental Systems, Inc. (a)	135,876
10,100	STERIS Corp.	313,908
3,275	Thoratec Corp. (a)	139,941
		2,064,810
	Health Care Providers & Services — 4.6%
12,700	Allied Healthcare International, Inc. (a)	29,464
17,500	CardioNet, Inc. (a)	95,900
10,200	Centene Corp. (a)	219,300
20,600	Continucare Corp. (a)	69,010
2,400	Emergency Medical Services Corp., Class A (a)	117,672
2,200	Genoptix, Inc. (a)	37,840
8,600	Gentiva Health Services, Inc. (a)	232,286
8,600	Hanger Orthopedic Group, Inc. (a)	154,456
8,700	Healthsouth Corp. (a)	162,777
14,500	Healthspring, Inc. (a)	224,895
1,900	inVentiv Health, Inc. (a)	48,640
27,000	Metropolitan Health Networks, Inc. (a)	100,710
1,400	Nighthawk Radiology Holdings, Inc. (a)	3,626
2,500	Odyssey HealthCare, Inc. (a)	66,800
8,800	Owens & Minor, Inc.	249,744
4,400	Providence Service Corp. (The) (a)	61,600
8,800	PSS World Medical, Inc. (a)	186,120
3,400	Psychiatric Solutions, Inc. (a)	111,248
3,100	RehabCare Group, Inc. (a)	67,518
20,700	Sunrise Senior Living, Inc. (a)	57,546
11,800	Team Health Holdings, Inc. (a)	152,456
7,900	Triple-S Management Corp., Class B (a)	146,545
1,800	US Physical Therapy, Inc. (a)	30,384
2,500	WellCare Health Plans, Inc. (a)	59,350
		2,685,887

SEE NOTES TO FINANCIAL STATEMENTS.

8 JPMORGAN INSURANCE TRUST JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Technology — 0.1%
600	Medidata Solutions, Inc. (a)	9,294
2,900	Vital Images, Inc. (a)	36,975
		46,269
	Life Sciences Tools & Services — 0.4%
6,425	Enzo Biochem, Inc. (a)	26,150
5,700	eResearchTechnology, Inc. (a)	44,916
12,400	Kendle International, Inc. (a)	142,848
		213,914
	Pharmaceuticals — 1.7%
6,300	Ardea Biosciences, Inc. (a)	129,528
16,700	Biodel, Inc. (a)	63,126
12,500	Cadence Pharmaceuticals, Inc. (a)	87,625
3,250	Cardiome Pharma Corp., (Canada) (a)	26,488
9,500	Impax Laboratories, Inc. (a)	181,070
20,500	Javelin Pharmaceuticals, Inc. (a)	45,100
5,800	MAP Pharmaceuticals, Inc. (a)	76,096
5,100	Par Pharmaceutical Cos., Inc. (a)	132,396
5,000	Salix Pharmaceuticals Ltd. (a)	195,150
4,525	XenoPort, Inc. (a)	44,390
		980,969
	Total Health Care	7,683,441
	Industrials — 15.2%
	Aerospace & Defense — 2.0%
2,350	Ceradyne, Inc. (a)	50,219
1,400	Curtiss-Wright Corp.	40,656
14,400	DynCorp International, Inc., Class A (a)	252,288
6,100	Esterline Technologies Corp. (a)	289,445
47,300	GenCorp, Inc. (a)	207,174
1,775	HEICO Corp.	63,758
2,200	LMI Aerospace, Inc. (a)	34,694
3,300	Triumph Group, Inc.	219,879
		1,158,113
	Air Freight & Logistics — 1.1%
9,100	Atlas Air Worldwide Holdings, Inc. (a)	432,250
5,900	Hub Group, Inc., Class A (a)	177,059
		609,309
	Airlines — 1.3%
1,700	Alaska Air Group, Inc. (a)	76,415
53,750	Hawaiian Holdings, Inc. (a)	277,888
17,700	Republic Airways Holdings, Inc. (a)	108,147
6,025	SkyWest, Inc.	73,625
11,500	UAL Corp. (a)	236,440
		772,515
	Building Products — 0.6%
2,300	A.O. Smith Corp.	110,837
1,175	Gibraltar Industries, Inc. (a)	11,868
5,800	INSTEEL Industries, Inc.	67,396
520	NCI Building Systems, Inc. (a)	4,352
6,125	Quanex Building Products Corp.	105,901
900	Trex Co., Inc. (a)	18,081
		318,435
	Commercial Services & Supplies — 2.3%
7,400	ACCO Brands Corp. (a)	36,926
5,900	ATC Technology Corp. (a)	95,108
31,400	Cenveo, Inc. (a)	172,072
24,850	Deluxe Corp.	465,938
3,300	Ennis, Inc.	49,533
7,800	Herman Miller, Inc.	147,186
1,000	HNI Corp.	27,590
13,000	Knoll, Inc.	172,770
4,900	Metalico, Inc. (a)	19,502
16,600	Standard Register Co. (The)	52,124
2,200	United Stationers, Inc. (a)	119,834
100	Waste Connections, Inc. (a)	3,489
		1,362,072
	Construction & Engineering — 1.1%
8,100	Comfort Systems USA, Inc.	78,246
12,075	EMCOR Group, Inc. (a)	279,778
8,300	MasTec, Inc. (a)	78,020
600	Michael Baker Corp. (a)	20,940
11,700	Tutor Perini Corp. (a)	192,816
		649,800
	Electrical Equipment — 2.4%
6,800	Acuity Brands, Inc.	247,384
7,900	EnerSys (a)	168,823
25,600	GrafTech International Ltd. (a)	374,272
2,400	Polypore International, Inc. (a)	54,576
9,700	Regal-Beloit Corp.	541,066
		1,386,121
	Industrial Conglomerates — 0.1%
1,000	Standex International Corp.	25,350
	Machinery — 2.6%
6,300	Barnes Group, Inc.	103,257

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
1,800	Chart Industries, Inc. (a)	28,044
6,900	CIRCOR International, Inc.	176,502
7,800	Columbus McKinnon Corp. (a)	108,966
3,700	Douglas Dynamics, Inc. (a)	42,550
13,700	EnPro Industries, Inc. (a)	385,655
19,100	Force Protection, Inc. (a)	78,310
1,500	Middleby Corp. (a)	79,785
4,600	Trimas Corp. (a)	52,026
10,750	Wabtec Corp.	428,817
1,300	Watts Water Technologies, Inc., Class A	37,258
		1,521,170
	Marine — 0.2%
30,625	Horizon Lines, Inc., Class A	129,544
	Professional Services — 0.1%
2,100	GP Strategies Corp. (a)	15,246
9,500	SFN Group, Inc. (a)	51,870
		67,116
	Road & Rail — 0.3%
7,900	Avis Budget Group, Inc. (a)	77,578
1,600	Dollar Thrifty Automotive Group, Inc. (a)	68,176
8,700	Quality Distribution, Inc. (a)	44,979
		190,733
	Trading Companies & Distributors — 1.1%
10,400	Aircastle Ltd.	81,640
16,875	Applied Industrial Technologies, Inc.	427,275
3,600	Beacon Roofing Supply, Inc. (a)	64,872
4,400	Interline Brands, Inc. (a)	76,076
		649,863
	Total Industrials	8,840,141
	Information Technology — 14.2%
	Communications Equipment — 2.1%
4,500	ADC Telecommunications, Inc. (a)	33,345
23,282	Arris Group, Inc. (a)	237,244
6,950	Black Box Corp.	193,835
2,900	Blue Coat Systems, Inc. (a)	59,247
700	Calix, Inc. (a)	7,182
3,900	Comtech Telecommunications Corp. (a)	116,727
3,800	InterDigital, Inc. (a)	93,822
4,500	Meru Networks, Inc. (a)	53,370
3,300	NETGEAR, Inc. (a)	58,872
400	Oplink Communications, Inc. (a)	5,732
4,900	Plantronics, Inc.	140,140
4,300	Polycom, Inc. (a)	128,097
9,500	Symmetricom, Inc. (a)	48,355
5,100	Tekelec (a)	67,524
		1,243,492
	Computers & Peripherals — 0.4%
3,625	Imation Corp. (a)	33,314
60,700	Quantum Corp. (a)	114,116
3,300	Synaptics, Inc. (a)	90,750
		238,180
	Electronic Equipment, Instruments & Components — 1.4%
6,250	Benchmark Electronics, Inc. (a)	99,063
9,700	Brightpoint, Inc. (a)	67,900
2,700	Checkpoint Systems, Inc. (a)	46,872
3,800	DDi Corp.	28,614
5,200	Insight Enterprises, Inc. (a)	68,432
700	Measurement Specialties, Inc. (a)	9,590
3,100	Mercury Computer Systems, Inc. (a)	36,363
4,600	Plexus Corp. (a)	123,004
9,300	RadiSys Corp. (a)	88,536
1,700	SMART Modular Technologies WWH, Inc. (a)	9,945
2,900	Spectrum Control, Inc. (a)	40,542
6,500	SYNNEX Corp. (a)	166,530
6,300	TTM Technologies, Inc. (a)	59,850
		845,241
	Internet Software & Services — 0.5%
2,600	Ancestry.com, Inc. (a)	45,812
2,600	Art Technology Group, Inc. (a)	8,892
7,600	EarthLink, Inc.	60,496
4,375	Perficient, Inc. (a)	38,981
1,300	QuinStreet, Inc. (a)	14,963
21,859	United Online, Inc.	125,908
		295,052
	IT Services — 1.9%
4,000	CACI International, Inc., Class A (a)	169,920
18,300	CIBER, Inc. (a)	50,691
3,725	CSG Systems International, Inc. (a)	68,279
3,346	Cybersource Corp. (a)	85,423
2,300	Dynamics Research Corp. (a)	23,253
3,975	Gartner, Inc. (a)	92,419
1,600	iGate Corp.	20,512
6,300	Lionbridge Technologies, Inc. (a)	28,791
2,300	ManTech International Corp., Class A (a)	97,911
1,100	MAXIMUS, Inc.	63,657
4,700	Ness Technologies, Inc., (Israel) (a)	20,257

SEE NOTES TO FINANCIAL STATEMENTS.

10 JPMORGAN INSURANCE TRUST JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
1,500	SPS Commerce, Inc. (a)	17,430
2,600	TeleTech Holdings, Inc. (a)	33,514
3,700	Unisys Corp. (a)	68,413
5,700	VeriFone Systems, Inc. (a)	107,901
4,400	Wright Express Corp. (a)	130,680
		1,079,051
	Semiconductors & Semiconductor Equipment — 3.9%
3,400	Alpha & Omega Semiconductor Ltd. (a)	46,954
26,875	Amkor Technology, Inc. (a)	148,081
2,225	Applied Micro Circuits Corp. (a)	23,318
23,025	Cirrus Logic, Inc. (a)	364,025
693	DSP Group, Inc. (a)	4,428
1,606	Entegris, Inc. (a)	6,376
1,600	GT Solar International, Inc. (a)	8,960
6,100	Integrated Silicon Solution, Inc. (a)	45,994
10,900	Kulicke & Soffa Industries, Inc. (a)	76,518
13,400	Lattice Semiconductor Corp. (a)	58,156
2,400	MaxLinear, Inc., Class A (a)	33,552
8,475	Micrel, Inc.	86,276
8,200	MIPS Technologies, Inc. (a)	41,902
2,900	MKS Instruments, Inc. (a)	54,288
5,200	Photronics, Inc. (a)	23,504
30,400	PMC-Sierra, Inc. (a)	228,608
65,400	RF Micro Devices, Inc. (a)	255,714
2,100	Sigma Designs, Inc. (a)	21,021
40,300	Skyworks Solutions, Inc. (a)	676,637
6,700	TriQuint Semiconductor, Inc. (a)	40,937
		2,245,249
	Software — 4.0%
7,884	Actuate Corp. (a)	35,084
2,400	Ariba, Inc. (a)	38,232
27,350	Aspen Technology, Inc. (a)	297,841
9,600	BroadSoft, Inc. (a)	82,080
3,400	Deltek, Inc. (a)	28,356
5,300	Epicor Software Corp. (a)	42,347
27,314	JDA Software Group, Inc. (a)	600,362
675	Net 1 UEPS Technologies, Inc., (South Africa) (a)	9,052
3,700	Netscout Systems, Inc. (a)	52,614
800	Opnet Technologies, Inc.	11,752
11,140	Parametric Technology Corp. (a)	174,564
4,100	Progress Software Corp. (a)	123,123
5,700	Quest Software, Inc. (a)	102,828
1,700	Rovi Corp. (a)	64,447
4,600	Smith Micro Software, Inc. (a)	43,746
1,200	SS&C Technologies Holdings, Inc. (a)	19,236
6,875	Sybase, Inc. (a)	444,537
21,800	THQ, Inc. (a)	94,176
2,900	TIBCO Software, Inc. (a)	34,974
6,600	TiVo, Inc. (a)	48,708
		2,348,059
	Total Information Technology	8,294,324
	Materials — 4.7%
	Chemicals — 2.0%
6,000	H.B. Fuller Co.	113,940
6,400	Innophos Holdings, Inc.	166,912
7,100	Koppers Holdings, Inc.	159,608
31,400	Omnova Solutions, Inc. (a)	245,234
27,800	PolyOne Corp. (a)	234,076
3,300	Solutia, Inc. (a)	43,230
16,725	Spartech Corp. (a)	171,431
2,600	W.R. Grace & Co. (a)	54,704
		1,189,135
	Containers & Packaging — 1.4%
10,500	Boise, Inc. (a)	57,645
8,500	Graham Packaging Co., Inc. (a)	101,745
8,125	Myers Industries, Inc.	65,731
7,675	Rock-Tenn Co., Class A	381,218
6,700	Silgan Holdings, Inc.	190,146
		796,485
	Metals & Mining — 0.6%
7,100	Hecla Mining Co. (a)	37,062
6,100	Metals USA Holdings Corp. (a)	91,195
16,800	Worthington Industries, Inc.	216,048
		344,305
	Paper & Forest Products — 0.7%
15,875	Buckeye Technologies, Inc. (a)	157,956
300	Clearwater Paper Corp. (a)	16,428
4,600	Schweitzer-Mauduit International, Inc.	232,070
		406,454
	Total Materials	2,736,379
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.1%
1,600	Atlantic Tele-Network, Inc.	66,080
54,400	Cincinnati Bell, Inc. (a)	163,744
13,200	Consolidated Communications Holdings, Inc.	224,532

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Telecommunication Services — Continued
26,400	Premiere Global Services, Inc. (a)	167,376
		621,732
	Wireless Telecommunication Services — 0.3%
10,400	Syniverse Holdings, Inc. (a)	212,680
	Total Telecommunication Services	834,412
	Utilities — 3.2%
	Electric Utilities — 2.1%
2,000	Central Vermont Public Service Corp.	39,480
12,325	El Paso Electric Co. (a)	238,489
8,300	IDACORP, Inc.	276,141
1,900	MGE Energy, Inc.	68,476
9,975	Portland General Electric Co.	182,842
3,025	UniSource Energy Corp.	91,294
14,700	Westar Energy, Inc.	317,667
		1,214,389
	Gas Utilities — 1.0%
1,200	Chesapeake Utilities Corp.	37,680
6,100	New Jersey Resources Corp.	214,720
600	Nicor, Inc.	24,300
1,900	Northwest Natural Gas Co.	82,783
3,500	Southwest Gas Corp.	103,250
2,900	WGL Holdings, Inc.	98,687
		561,420
	Multi-Utilities — 0.1%
2,600	Avista Corp.	50,778
	Water Utilities — 0.0% (g)
1,900	Consolidated Water Co., Ltd., (Cayman Islands)	21,622
	Total Utilities	1,848,209
	Total Common Stocks (Cost $53,604,294)	55,717,772

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
250,000	U.S. Treasury Note, 1.250%, 11/30/10 (Cost $251,033) (k)	251,074

SHARES
Short-Term Investment — 4.2%
	Investment Company — 4.2%
2,450,509	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $2,450,509)	2,450,509
	Total Investments — 100.3% (Cost $56,305,836)	58,419,355
	Liabilities in Excess of Other Assets — (0.3)%	(120,384)
	NET ASSETS — 100.0%	$58,298,971

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	E-mini Russell 2000	09/17/10	$2,613,540	$(66,184)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12 JPMORGAN INSURANCE TRUST JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 13

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$55,968,846
Investments in affiliates, at value	2,450,509
Total investment securities, at value	58,419,355
Cash	540
Receivables:
Investment securities sold	148,772
Portfolio shares sold	117,546
Interest and dividends	50,874
Total Assets	58,737,087

LIABILITIES:
Payables:
Investment securities purchased	267,207
Portfolio shares redeemed	63,433
Variation margin on futures contracts	21,817
Accrued liabilities:
Investment advisory fees	28,483
Administration fees	4,842
Distribution fees	313
Custodian and accounting fees	39,069
Trustees’ and Chief Compliance Officer’s fees	12
Other	12,940
Total Liabilities	438,116
Net Assets	$58,298,971

NET ASSETS:
Paid in capital	$70,002,722
Accumulated undistributed net investment loss	(94,242)
Accumulated net realized gains (losses)	(13,656,844)
Net unrealized appreciation (depreciation)	2,047,335
Total Net Assets	$58,298,971

Net Assets:
Class 1	$56,824,885
Class 2	1,474,086
Total	$58,298,971

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,860,544
Class 2	126,321

Net asset value, offering and redemption price per share:
Class 1	$11.69
Class 2	11.67

Cost of investments in non-affiliates	$53,855,327
Cost of investments in affiliates	2,450,509

SEE NOTES TO FINANCIAL STATEMENTS.

14 JPMORGAN INSURANCE TRUST JUNE 30, 2010

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$231
Dividend income from non-affiliates	199,877
Dividend income from affiliates	648
Total investment income	200,756

EXPENSES:
Investment advisory fees	197,599
Administration fees	28,320
Distribution fees — Class 2	1,583
Custodian and accounting fees	52,633
Professional fees	23,937
Trustees’ and Chief Compliance Officer’s fees	325
Printing and mailing costs	6,643
Transfer agent fees	4,309
Other	17,202
Total expenses	332,551
Less amounts waived	(20,771)
Less earnings credits	— (a)
Net expenses	311,780
Net investment income (loss)	(111,024)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32,943)
Futures	104,144
Net realized gain (loss)	71,201
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(410,511)
Futures	(112,245)
Change in net unrealized appreciation (depreciation)	(522,756)
Net realized/unrealized gains (losses)	(451,555)
Change in net assets resulting from operations	$(562,579)

(a)  Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 15

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(111,024)	$206,299
Net realized gain (loss)	71,201	(11,219,704)
Change in net unrealized appreciation (depreciation)	(522,756)	21,835,370
Change in net assets resulting from operations	(562,579)	10,821,965

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(382,509)
From net realized gains	—	(783,183)
Class 2
From net investment income	—	(915)
Total distributions to shareholders	—	(1,166,607)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,198,504	(1,817,436)

NET ASSETS:
Change in net assets	635,925	7,837,922
Beginning of period	57,663,046	49,825,124
End of period	$58,298,971	$57,663,046
Accumulated undistributed net investment income	$(94,242)	$16,782

SEE NOTES TO FINANCIAL STATEMENTS.

16 JPMORGAN INSURANCE TRUST JUNE 30, 2010

	Small Cap Core Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009*
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$12,077,371	$10,861,269
Dividends and distributions reinvested	—	1,165,692
Cost of shares redeemed	(11,502,258)	(14,515,967)
Change in net assets from Class 1 capital transactions	$575,113	$(2,489,006)
Class 2 (a)
Proceeds from shares issued	$666,138	$561,484
Net assets acquired in tax-free reorganization (See Note 8)	—	2,182,687
Dividends and distributions reinvested	—	915
Cost of shares redeemed	(42,747)	(2,073,516)
Change in net assets from Class 2 capital transactions	$623,391	$671,570

Total change in net assets from capital transactions	$1,198,504	$(1,817,436)

SHARE TRANSACTIONS:
Class 1
Issued	959,130	1,134,890
Reinvested	—	127,406
Redeemed	(923,969)	(1,499,190)
Change in Class 1 Shares	35,161	(236,894)
Class 2 (a)
Issued	52,996	53,043
Shares issued in connection with Portfolio reorganization (See Note 8)	—	241,783
Reinvested	—	79
Redeemed	(3,398)	(218,182)
Change in Class 2 Shares	49,598	76,723

*	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the information prior to April 25, 2009, reflects that of the Predecessor Portfolio.

(a)	Because of the reorganization with the JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Core Portfolio (e)
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$11.76	$(0.02)	$(0.05)	$(0.07)	$—	$—	$—
Year Ended December 31, 2009	9.84	0.05	2.11 (g)	2.16	(0.08)	(0.16)	(0.24)
Year Ended December 31, 2008	16.06	0.04	(4.73)	(4.69)	(0.03)	(1.50)	(1.53)
Year Ended December 31, 2007	17.82	0.02	(0.95)	(0.93)	— (f)	(0.83)	(0.83)
Year Ended December 31, 2006	15.92	— (f)	2.39	2.39	—	(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—	(2.24)	(2.24)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	11.76	(0.03)	(0.06)	(0.09)	—	—	—
April 24, 2009(h) through December 31, 2009	9.03	0.01	2.73 (g)	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Small Cap Core Portfolio and will be used going forward. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.

(f)	Amount rounds to less than $0.01.

(g)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $2.10, and $2.72, and the total returns would have been 22.47% and 30.26% for Class 1 and Class 2, respectively.

(h)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

18 JPMORGAN INSURANCE TRUST JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.69	(0.60)%	$56,825	1.02%	(0.36)%	1.09%	25%
11.76	22.58 (g)	56,761	0.98	0.42	1.34	55
9.84	(31.98)	49,825	1.08	0.29	1.15	45
16.06	(5.67)	82,402	1.15	0.14	1.15	44
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44

11.67	(0.77)	1,474	1.27	(0.60)	1.34	25
11.76	30.37 (g)	902	1.17	0.26	1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

The Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio, a series of J.P. Morgan Series Trust II, (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20 JPMORGAN INSURANCE TRUST JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$58,168,281	$251,074	$—	$58,419,355
Depreciation in Other Financial Instruments
Futures contracts	$(66,184)	$—	$—	$(66,184)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the six months ended June 30, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time. For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $6,841. Additionally, for the six months ended June 30, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 was $1,235.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

22 JPMORGAN INSURANCE TRUST JUNE 30, 2010

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,743,804	$15,235,956

During the six months ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$56,305,836	$8,982,680	$6,869,161	$2,113,519

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan Small Company Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust Small Cap Core Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. As described in Note 1, the Target Portfolio’s performance and financial history have been adopted by the Acquiring Portfolio. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 1.000 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $45,982,279 and identified cost of $62,459,197 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan Small Company Portfolio	5,097,899	$46,021,216	$9.03	$(16,181,997)

Acquiring Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio				(801,405)
Class 2	269,113	2,182,687	8.11

Post Reorganization
JPMorgan Insurance Trust Small Cap Core Portfolio				(16,983,402)
Class 1	5,097,899	46,021,216	9.03
Class 2	241,783	2,182,687	9.03

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$186,554
Net realized/unrealized gains (losses)	10,597,922
Change in net assets resulting from operations	$10,784,476

24 JPMORGAN INSURANCE TRUST JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$994.00	$5.04	1.02%
Hypothetical	1,000.00	1019.74	5.11	1.02
Class 2
Actual	1,000.00	992.30	6.27	1.27
Hypothetical	1,000.00	1018.50	6.36	1.27

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2010 JPMORGAN INSURANCE TRUST 25

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	SAN-JPMITSCCP-610

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2010 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	5
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	14
Schedule of Shareholder Expenses	20

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

We began this year on an encouraging note; the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago became an almost distant memory for investors. Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.

“Monetary and fiscal stimulus, along with a rebound in key cyclical sectors, appeared to spark a modest recovery, and the U.S. stock market embarked on an impressive rally.”

This April, however, proved to be a “cruel” month for investors. The markets reacted negatively to soft U.S. economic data and concerns about the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to react negatively to weaker economic data as well as renewed concerns about the potential for deflation. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this economic recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities start strong, but close the period on weak footing

As volatility returned to global financial markets in the second quarter, investors sought refuge in “defensive” investments, particularly U.S. Treasuries and gold. The Standard & Poor’s 500 Index (the “S&P 500 Index”) fell 6.7% over the six-month period to close at 1,030.71.

Meanwhile, the ongoing deflationary credit crisis in Europe led international markets to experience sharp declines over the six-month period as well. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned –12.9% (gross), while the MSCI Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned –6.0% (gross) as of the end of the six-month reporting period.

From a style perspective, large cap growth stocks suffered the deepest losses over the course of the first half of the year. The Russell 1000 Growth Index returned –7.7%, while the Russell 1000 Value Index returned –5.1% as of the end of the six-month period. The Russell Midcap Index returned –2.1%, while the Russell Midcap Growth and Value Indices returned –3.3% and –0.9%, respectively, for the same time period. In the small cap category, the Russell 2000 Growth Index returned –2.3%, lagging behind the Russell 2000 Value Index, which returned –1.6%.

U.S. Treasuries show signs of anxiety as yield gap narrows

Issues in the Euro zone and weak U.S. economic data fueled concerns over the economy and the potential for deflation. In response, investors piled into longer-dated U.S. Treasuries, driving down their yields and flattening the benchmark yield curve. The yield on the 10-year Treasury bond dropped to 3.0% from 3.9% as of the end of the six month period, while the 30-year Treasury bond declined from 4.6% to 3.9%. Meanwhile, the two-year U.S Treasury note slid from 1.1% to 0.6% for the same time period.

In this environment, the Barclays Capital U.S. Aggregate Index returned a modest 5.3% as of the end of the six-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 4.5%, and the Barclays Capital Emerging Markets Index returned 5.7% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(7.85)%
S&P 500 Index	(6.65)%

Net Assets as of 6/30/2010	$118,785,754

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust U.S. Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities.

MARKET OVERVIEW

Stocks in most parts of the world declined in the first half of 2010, as policy shifts and macroeconomic uncertainty weighed on investor sentiment. Strong corporate earnings helped stocks regain positive momentum before the threat of systemic fallout from Europe’s debt crisis led to widespread risk aversion in the second quarter of 2010. While European policymakers and the International Monetary Fund responded to the region’s fiscal crisis with an aggressive emergency funding package, many investors remained skeptical about the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused stock markets around the world to decline for the six months ended June 30, 2010.

While posting negative returns, U.S stocks held up relatively well during this period compared to stock markets in other parts of the world. Within the U.S. equity markets, value stocks outperformed growth stocks across all asset classes, while small and mid cap stocks held up better than large cap stocks.

PORTFOLIO PERFORMANCE

The JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2010. Stock selection in the retail and system hardware sectors detracted from the Portfolio’s relative performance, while stock selection in the industrial cyclical and media sectors contributed to the Portfolio’s relative returns.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s position in Hewlett-Packard Co., which was among the Portfolio’s largest active overweight positions versus the Benchmark, and the Portfolio’s overweight position in Goldman Sachs Group, Inc. Shares of Hewlett-Packard, a computer hardware manufacturer, were relatively weak as the company’s fiscal second-quarter earnings, while better than the market had expected, lagged the earnings of its competitors. Investor concerns about competition with Apple in the personal-computer market also weighed on the stock. Shares of investment bank Goldman Sachs declined on investor concerns surrounding the charges filed by the SEC against the company in April 2010.

Time Warner, Inc., a broadcasting and cable TV company, and Walt Disney Co., a diversified worldwide entertainment company, were among the top individual contributors to the Portfolio’s relative performance. Both of these companies benefited from the cyclical recovery in advertisement spending. Disney’s ESPN division performed particularly well, with higher advertisement revenues driven by better ratings and pricing power.

HOW THE PORTFOLIO WAS MANAGED

The portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Portfolio bottom-up fundamental approach to stock selection, the Portfolio had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses. In addition, the Portfolio managers saw attractive investment opportunities among many technology stocks, focusing on hardware and networking companies that offered attractive valuations and appeared well positioned, in their view, to benefit from the continued increase in enterprise technology spending. The portfolio managers also saw attractive investment opportunities in the media sector, as the cyclical rebound in advertising spending continued to unfold during the reporting period. The Portfolio was underweight areas of the market less exposed to growth, such as aerospace/defense and infrastructure, as the portfolio managers believed that stocks in these industries did not offer attractive valuations.

2 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	3.1%
2.	Microsoft Corp.	2.7
3.	Hewlett-Packard Co.	2.6
4.	Exxon Mobil Corp.	2.6
5.	International Business Machines Corp.	2.5
6.	Wells Fargo & Co.	2.5
7.	Merck & Co., Inc.	2.4
8.	Procter & Gamble Co. (The)	2.3
9.	Cisco Systems, Inc.	2.2
10.	Abbott Laboratories	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.2%
Financials	14.1
Consumer Discretionary	12.9
Health Care	10.7
Energy	10.6
Consumer Staples	9.6
Industrials	9.4
Materials	3.6
Utilities	3.4
Telecommunication Services	3.1
U.S. Treasury Obligation	0.2
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Portfolio’s composition is subject to change.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY
SIX MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	(7.85)%	14.10%	1.46%	(0.95)%
CLASS 2 SHARES	8/16/06	(8.00)	13.76	1.25	(1.05)

*  Not annualized.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 12.8%
	Auto Components — 1.1%
50,841	Johnson Controls, Inc.	1,366,098
	Diversified Consumer Services — 0.3%
7,510	Apollo Group, Inc., Class A (a)	318,950
	Hotels, Restaurants & Leisure — 2.5%
29,690	Carnival Corp.	897,826
4,580	Darden Restaurants, Inc.	177,933
27,380	International Game Technology	429,866
1,210	Royal Caribbean Cruises Ltd. (a)	27,552
4,690	Starwood Hotels & Resorts Worldwide, Inc. (c)	194,307
32,162	Yum! Brands, Inc.	1,255,604
		2,983,088
	Household Durables — 0.5%
2,548	KB Home	28,028
19,660	Lennar Corp., Class A (c)	273,471
40	NVR, Inc. (a) (c)	26,201
16,210	Toll Brothers, Inc. (a) (c)	265,196
		592,896
	Internet & Catalog Retail — 0.4%
3,050	Amazon.com, Inc. (a)	333,243
6,580	Expedia, Inc.	123,572
		456,815
	Media — 4.7%
30,030	Comcast Corp., Class A	521,621
10,890	DIRECTV, Class A (a)	369,389
34,250	Gannett Co., Inc. (c)	461,005
7	Time Warner Cable, Inc.	365
77,685	Time Warner, Inc.	2,245,873
65,329	Walt Disney Co. (The)	2,057,863
		5,656,116
	Multiline Retail — 0.8%
4,540	J.C. Penney Co., Inc. (c)	97,519
10,523	Kohl’s Corp. (a)	499,843
7,550	Target Corp.	371,233
		968,595
	Specialty Retail — 2.0%
1,600	AutoZone, Inc. (a) (c)	309,152
4,640	GameStop Corp., Class A (a) (c)	87,185
43,580	Lowe’s Cos., Inc.	889,904
55,780	Staples, Inc.	1,062,609
		2,348,850
	Textiles, Apparel & Luxury Goods — 0.5%
1,250	Coach, Inc.	45,687
7,160	V.F. Corp.	509,649
		555,336
	Total Consumer Discretionary	15,246,744
	Consumer Staples — 9.6%
	Beverages — 1.9%
39,930	Coca-Cola Co. (The)	2,001,292
4,768	PepsiCo, Inc.	290,609
		2,291,901
	Food & Staples Retailing — 2.7%
18,959	CVS/Caremark Corp.	555,878
23,890	Kroger Co. (The)	470,394
42,685	Sysco Corp. (c)	1,219,511
4,100	Walgreen Co.	109,470
17,103	Wal-Mart Stores, Inc.	822,141
		3,177,394
	Food Products — 0.8%
22,948	General Mills, Inc. (c)	815,113
6,970	Kraft Foods, Inc., Class A	195,160
		1,010,273
	Household Products — 2.8%
8,300	Kimberly-Clark Corp.	503,229
46,367	Procter & Gamble Co. (The)	2,781,093
		3,284,322
	Personal Products — 0.1%
4,190	Avon Products, Inc.	111,035
	Tobacco — 1.3%
9,990	Altria Group, Inc.	200,199
28,896	Philip Morris International, Inc.	1,324,593
		1,524,792
	Total Consumer Staples	11,399,717
	Energy — 10.6%
	Energy Equipment & Services — 1.8%
2,710	Baker Hughes, Inc.	112,655
6,760	Cameron International Corp. (a)	219,835
1,290	Ensco plc, (United Kingdom), ADR	50,671
16,260	Halliburton Co.	399,183
10,270	Nabors Industries Ltd., (Bermuda) (a) (c)	180,957
3,190	Pride International, Inc. (a)	71,265
20,788	Schlumberger Ltd.	1,150,408
		2,184,974
	Oil, Gas & Consumable Fuels — 8.8%
5,196	Anadarko Petroleum Corp.	187,524
11,758	Apache Corp.	989,906

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
16,260	Chevron Corp.	1,103,403
19,830	ConocoPhillips	973,455
9,167	Devon Energy Corp.	558,454
12,190	EOG Resources, Inc. (c)	1,199,130
53,795	Exxon Mobil Corp.	3,070,081
2,390	Noble Energy, Inc.	144,189
25,812	Occidental Petroleum Corp.	1,991,396
4,240	Southwestern Energy Co. (a)	163,833
1,140	Ultra Petroleum Corp. (a)	50,445
		10,431,816
	Total Energy	12,616,790
	Financials — 14.1%
	Capital Markets — 2.8%
540	Franklin Resources, Inc.	46,543
11,806	Goldman Sachs Group, Inc. (The)	1,549,774
14,180	Invesco Ltd.	238,649
2,790	Janus Capital Group, Inc.	24,775
32,721	Morgan Stanley	759,454
9,830	State Street Corp.	332,451
1,020	T. Rowe Price Group, Inc. (c)	45,278
22,275	TD AMERITRADE Holding Corp. (a) (c)	340,807
		3,337,731
	Commercial Banks — 4.0%
22,602	BB&T Corp.	594,658
6,120	Fifth Third Bancorp	75,215
2,590	SVB Financial Group (a) (c)	106,786
4,140	TCF Financial Corp. (c)	68,765
42,342	U.S. Bancorp	946,344
113,743	Wells Fargo & Co.	2,911,821
		4,703,589
	Consumer Finance — 0.4%
9,920	American Express Co.	393,824
2,600	Capital One Financial Corp.	104,780
		498,604
	Diversified Financial Services — 3.5%
161,439	Bank of America Corp.	2,319,879
353,620	Citigroup, Inc. (a)	1,329,611
1,617	CME Group, Inc.	455,266
		4,104,756
	Insurance — 3.0%
13,888	ACE Ltd., (Switzerland)	714,954
3,100	Aflac, Inc.	132,277
10,090	Berkshire Hathaway, Inc., Class B (a)	804,072
14,490	MetLife, Inc.	547,142
10,374	Prudential Financial, Inc.	556,669
13,328	RenaissanceRe Holdings Ltd., (Bermuda)	749,967
6,420	XL Capital Ltd., (Bermuda), Class A	102,784
		3,607,865
	Real Estate Investment Trusts (REITs) — 0.4%
6,482	Apartment Investment & Management Co., Class A (c)	125,556
2,420	Public Storage (c)	212,742
2,030	Simon Property Group, Inc.	163,923
		502,221
	Total Financials	16,754,766
	Health Care — 10.6%
	Biotechnology — 1.5%
2,440	Alexion Pharmaceuticals, Inc. (a) (c)	124,904
11,320	Biogen Idec, Inc. (a)	537,134
22,249	Celgene Corp. (a)	1,130,694
		1,792,732
	Health Care Equipment & Supplies — 0.6%
7,610	Boston Scientific Corp. (a)	44,138
15,709	Covidien plc, (Ireland)	631,188
1,180	Medtronic, Inc.	42,798
		718,124
	Health Care Providers & Services — 2.4%
15,241	Aetna, Inc.	402,058
26,270	Cardinal Health, Inc.	882,935
1,150	CIGNA Corp.	35,719
4,290	McKesson Corp.	288,116
11,990	Medco Health Solutions, Inc. (a)	660,409
4,940	UnitedHealth Group, Inc.	140,296
9,646	WellPoint, Inc. (a)	471,979
		2,881,512
	Life Sciences Tools & Services — 0.2%
4,120	Thermo Fisher Scientific, Inc. (a)	202,086
	Pharmaceuticals — 5.9%
49,912	Abbott Laboratories	2,334,883
81,612	Merck & Co., Inc.	2,853,972
129,452	Pfizer, Inc.	1,845,985
		7,034,840
	Total Health Care	12,629,294
	Industrials — 9.4%
	Aerospace & Defense — 2.8%
31,000	Honeywell International, Inc.	1,209,930
32,635	United Technologies Corp.	2,118,338
		3,328,268

SEE NOTES TO FINANCIAL STATEMENTS.

6 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 0.2%
3,790	Emerson Electric Co.	165,585
	Industrial Conglomerates — 1.5%
69,330	General Electric Co.	999,739
10,500	Textron, Inc. (c)	178,185
17,880	Tyco International Ltd., (Switzerland)	629,912
		1,807,836
	Machinery — 2.6%
23,408	Deere & Co.	1,303,357
27,123	PACCAR, Inc. (c)	1,081,394
12,900	Parker Hannifin Corp. (c)	715,434
		3,100,185
	Road & Rail — 2.3%
2,950	CSX Corp. (c)	146,409
31,688	Norfolk Southern Corp.	1,681,048
12,500	Union Pacific Corp.	868,875
		2,696,332
	Total Industrials	11,098,206
	Information Technology — 21.1%
	Communications Equipment — 3.6%
122,023	Cisco Systems, Inc. (a)	2,600,310
35,743	Juniper Networks, Inc. (a) (c)	815,655
27,664	QUALCOMM, Inc.	908,486
		4,324,451
	Computers & Peripherals — 6.0%
14,388	Apple, Inc. (a)	3,619,014
11,340	Dell, Inc. (a) (c)	136,760
10,680	EMC Corp. (a)	195,444
71,217	Hewlett-Packard Co.	3,082,272
2,490	SanDisk Corp. (a)	104,754
		7,138,244
	Electronic Equipment, Instruments & Components — 0.7%
52,130	Corning, Inc.	841,899
	Internet Software & Services — 1.1%
2,802	Google, Inc., Class A (a)	1,246,750
	IT Services — 3.8%
12,200	Cognizant Technology Solutions Corp., Class A (a)	610,732
6,260	Genpact Ltd., (Bermuda) (a)	97,218
23,931	International Business Machines Corp.	2,955,000
3,320	MasterCard, Inc., Class A (c)	662,440
1,970	Visa, Inc., Class A	139,377
		4,464,767
	Office Electronics — 0.0% (g)
3,140	Xerox Corp.	25,246
	Semiconductors & Semiconductor Equipment — 2.4%
14,390	Analog Devices, Inc.	400,906
32,400	Applied Materials, Inc.	389,448
12,230	Broadcom Corp., Class A	403,223
35,130	Intersil Corp., Class A	425,424
38,910	LSI Corp. (a)	178,986
20,330	Marvell Technology Group Ltd., (Bermuda) (a)	320,401
13,320	Novellus Systems, Inc. (a)	337,795
15,669	Xilinx, Inc. (c)	395,799
		2,851,982
	Software — 3.5%
140,803	Microsoft Corp.	3,239,877
44,740	Oracle Corp.	960,120
		4,199,997
	Total Information Technology	25,093,336
	Materials — 3.6%
	Chemicals — 2.1%
14,616	Dow Chemical Co. (The)	346,691
51,030	E.l. du Pont de Nemours & Co.	1,765,128
6,850	Monsanto Co.	316,607
1,020	PPG Industries, Inc.	61,618
		2,490,044
	Metals & Mining — 1.5%
29,085	Freeport-McMoRan Copper & Gold, Inc.	1,719,796
	Total Materials	4,209,840
	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.4%
58,030	AT&T, Inc.	1,403,746
52,193	Verizon Communications, Inc.	1,462,448
		2,866,194
	Wireless Telecommunication Services — 0.7%
3,370	American Tower Corp., Class A (a)	149,965
155,080	Sprint Nextel Corp. (a) (c)	657,539
		807,504
	Total Telecommunication Services	3,673,698

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 3.4%
	Electric Utilities — 1.8%
15,209	Edison International	482,429
3,940	Entergy Corp.	282,183
9,008	Exelon Corp.	342,034
12,350	NextEra Energy, Inc.	602,186
34,790	NV Energy, Inc.	410,870
		2,119,702
	Independent Power Producers & Energy Traders — 0.0% (g)
1,410	Constellation Energy Group, Inc.	45,473
	Multi-Utilities — 1.3%
29,930	Public Service Enterprise Group, Inc.	937,707
5,460	SCANA Corp.	195,249
19,480	Xcel Energy, Inc.	401,483
		1,534,439
	Water Utilities — 0.3%
15,590	American Water Works Co., Inc.	321,154
	Total Utilities	4,020,768
	Total Common Stocks (Cost $116,952,717)	116,743,159

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
200,000	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $201,510)	201,445

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,531,673	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $1,531,673)	1,531,673
Investment of Cash Collateral for Securities on Loan — 5.1%
	Investment Company — 5.1%
6,071,974	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $6,071,974)	6,071,974
	Total Investments — 104.9% (Cost $124,757,874)	124,548,251
	Liabilities in Excess of Other Assets — (4.9)%	(5,762,497)
	NET ASSETS — 100.0%	$118,785,754

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL AMOUNT AT 06/30/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini S&P 500	09/17/10	$821,280	$(46,155)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	—	The rate shown is the current yield as of June 30, 2010.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$116,944,604
Investments in affiliates, at value	7,603,647
Total investment securities, at value	124,548,251
Receivables:
Investment securities sold	1,309,084
Portfolio shares sold	8,890
Interest and dividends	178,741
Securities lending income	618
Total Assets	126,045,584

LIABILITIES:
Payables:
Investment securities purchased	973,723
Collateral for securities lending program	6,071,974
Portfolio shares redeemed	84,055
Variation margin on futures contracts	6,960
Accrued liabilities:
Investment advisory fees	55,502
Administration fees	8,304
Distribution fees	3
Custodian and accounting fees	22,742
Trustees’ and Chief Compliance Officer’s fees	195
Other	36,372
Total Liabilities	7,259,830
Net Assets	$118,785,754

NET ASSETS:
Paid in capital	$170,574,509
Accumulated undistributed net investment income	748,165
Accumulated net realized gains (losses)	(52,281,142)
Net unrealized appreciation (depreciation)	(255,778)
Total Net Assets	$118,785,754

Net Assets:
Class 1	$118,771,118
Class 2	14,636
Total	$118,785,754

Outstanding units of beneficial interest (shares)
(unlimited amount authorized, no par value):
Class 1	9,331,778
Class 2	1,151

Net asset value, offering and redemption price per share:
Class 1	$12.73
Class 2	12.71

Cost of investments in non-affiliates	$117,154,227
Cost of investments in affiliates	7,603,647
Value of securities on loan	5,837,308

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 9

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,667
Dividend income from non-affiliates	1,304,638
Dividend income from affiliates	561
Income from securities lending (net)	7,486
Total investment income	1,314,352

EXPENSES:
Investment advisory fees	393,046
Administration fees	66,370
Distribution fees — Class 2	20
Custodian and accounting fees	25,035
Interest expense to affiliates	18
Professional fees	27,696
Trustees’ and Chief Compliance Officer’s fees	769
Printing and mailing costs	34,493
Transfer agent fees	1,142
Other	24,623
Total expenses	573,212
Less amounts waived	(15,302)
Less earnings credits	(1)
Net expenses	557,909
Net investment income (loss)	756,443

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,616,669
Futures	(48,198)
Net realized gain (loss)	12,568,471
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(22,343,055)
Futures	(46,155)
Change in net unrealized appreciation (depreciation)	(22,389,210)
Net realized/unrealized gains (losses)	(9,820,739)
Change in net assets resulting from operations	$(9,064,296)

SEE NOTES TO FINANCIAL STATEMENTS.

10 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended 6/30/2010 (Unaudited)	Year Ended 12/31/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$756,443	$1,940,060
Net realized gain (loss)	12,568,471	(23,578,975)
Change in net unrealized appreciation (depreciation)	(22,389,210)	62,128,015
Change in net assets resulting from operations	(9,064,296)	40,489,100

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,314,251)	(3,509,751)
Class 2
From net investment income	(119)	(309)
Total distributions to shareholders	(1,314,370)	(3,510,060)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(21,523,084)	(9,604,500)

NET ASSETS:
Change in net assets	(31,901,750)	27,374,540
Beginning of period	150,687,504	123,312,964
End of period	$118,785,754	$150,687,504
Accumulated undistributed net investment income	$748,165	$1,306,092

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,796,459	$4,752,847
Net assets acquired in Portfolio reorganization (See Note 8)	—	25,879,137
Dividends and distributions reinvested	1,314,251	3,509,751
Cost of shares redeemed	(27,633,913)	(43,746,544)
Change in net assets from Class 1 capital transactions	$(21,523,203)	$(9,604,809)
Class 2
Dividends and distributions reinvested	$119	$309
Change in net assets from Class 2 capital transactions	$119	$309

Total change in net assets from capital transactions	$(21,523,084)	$(9,604,500)

SHARE TRANSACTIONS:
Class 1
Issued	353,786	424,439
Shares issued in connection with Portfolio reorganization (See Note 8)	—	2,485,606
Reinvested	87,500	337,152
Redeemed	(1,928,868)	(3,905,795)
Change in Class 1 Shares	(1,487,582)	(658,598)
Class 2
Reinvested	8	29
Change in Class 2 Shares	8	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2010 (Unaudited)	$13.93	$0.07	(e)	$(1.14)	$(1.07)	$(0.13)	$—	$(0.13)
Year Ended December 31, 2009	10.74	0.19	(f)	3.32 (f)	3.51	(0.32)	—	(0.32)
Year Ended December 31, 2008	18.34	0.22	(e)	(6.12)	(5.90)	(0.18)	(1.52)	(1.70)
Year Ended December 31, 2007	17.60	0.18		1.57	1.75	(0.19)	(0.82)	(1.01)
Year Ended December 31, 2006	15.28	0.19		2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13		0.21	0.34	(0.14)	—	(0.14)

Class 2
Six Months Ended June 30, 2010 (Unaudited)	13.91	0.06	(e)	(1.16)	(1.10)	(0.10)	—	(0.10)
Year Ended December 31, 2009	10.71	0.13	(f)	3.35 (f)	3.48	(0.28)	—	(0.28)
Year Ended December 31, 2008	18.28	0.19	(e)	(6.11)	(5.92)	(0.13)	(1.52)	(1.65)
Year Ended December 31, 2007	17.58	0.16		1.54	1.70	(0.18)	(0.82)	(1.00)
August 16, 2006(g) through December 31, 2006	15.84	0.05		1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.30 and $3.34, total return would have been 33.49% and 33.24% and the net investment income (loss) ratio would have been 1.42% and 1.18%, for Class 1 and Class 2 Shares, respectively. The impact on the net investment income (loss) per share was less than $0.01 for both Class 1 and 2 Shares.

(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.73	(7.85)%	$118,771	0.78%	1.06%		0.80%	42%
13.93	33.68 (f)	150,672	0.80	1.45	(f)	0.91	88
10.74	(34.80)	123,301	0.76	1.50		0.78	93
18.34	10.45	290,233	0.73	1.12		0.73	116
17.60	16.15	148,075	0.85	1.05		0.87	129
15.28	2.33	151,133	0.94	0.78		0.95	74

12.71	(8.00)	15	1.03	0.82		1.05	42
13.91	33.34 (f)	16	1.05	1.21	(f)	1.17	88
10.71	(34.94)	12	1.01	1.30		1.04	93
18.28	10.12	18	0.99	0.85		0.99	116
17.58	10.98	17	1.05	0.82		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$124,346,806	$201,445	$—	$124,548,251
Depreciation in Other Financial Instruments
Futures Contracts	$(46,155)	$—	$—	$(46,155)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the six months ended June 30, 2010.

B.  Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedule of Portfolio Investments and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Futures contracts notional amounts and values as of June 30, 2010, which are disclosed in the accompanying Schedule of Portfolio Investments, are indicative of the volume of the Portfolio’s futures contracts activities over the reporting period.

C.  Securities Lending — The Portfolio may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Portfolio. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Portfolio is required to return to the borrower the posted cash collateral. Loans are subject to termination by the Portfolio or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statement of Operations. The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations. For the six months ended June 30, 2010, the Portfolio earned $9,128 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 15

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of collateral investments were as follows:

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
$5,837,308	$6,071,974	$6,071,974

The Portfolio bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted, if the advisors do not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Portfolio’s investment in JPMorgan Prime Money Market Fund in the amount of $7,357. This amount offsets the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Portfolio’s investment in such fund. A portion of the waiver is voluntary.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Portfolio’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Portfolio. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the

16 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2010, the annualized effective rate was 0.09% of the Portfolio’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the six months ended June 30, 2010. The expense limitation percentages in the table above are in place until at least April 30, 2011. In addition, the Portfolio’s service providers have voluntarily waived fees during the six months ended June 30, 2010. However, the Portfolio’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended June 30, 2010, the Advisor contractually waived fees for the Portfolio in the amount of $1,547. Additionally, for the six months ended June 30, 2010, the Advisor voluntarily waived fees for the Portfolio in the amount of $12,695. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

Additionally, the Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended June 30, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) was $1,060.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2010, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the six months ended June 30, 2010, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 17

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (Unaudited) (continued)

4. Investment Transactions

During the six months ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$59,414,854	$83,206,421	$201,540	$100,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$124,757,874	$7,053,653	$7,263,276	$(209,623)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Business Combinations

In November, 2008, the Boards of Trustees of the Trust and J.P. Morgan Series Trust II approved management’s proposal to merge JPMorgan U.S. Large Cap Core Equity Portfolio (the “Target Portfolio”) into JPMorgan Insurance Trust U.S. Equity Portfolio (the “Acquiring Portfolio”). The Agreement and Plan of Reorganization with respect to the Target Portfolio was approved by the Target Portfolio’s shareholders at a special meeting of shareholders held on April 1, 2009. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on April 24, 2009. The Acquiring Portfolio acquired all of the assets and liabilities of the Target Portfolio as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Portfolio received 0.955 Class 1 shares in the Acquiring Portfolio in exchange for each share held in the Target Portfolio as of the close of business on the date of the reorganization. The investment portfolio of the Target Portfolio, with a fair value of $25,894,411 and identified cost of $28,729,930 as of the date of the reorganization, was the principal asset acquired by the Acquiring Portfolio. For financial statement purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Target Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

18 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio	2,604,036	$25,879,137	$9.94	$(2,835,519)

Acquiring Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio				(16,162,144)
Class 1	11,301,259	117,664,026	10.41
Class 2	1,143	11,908	10.42

Post Reorganization
JPMorgan Insurance Trust U.S. Equity Portfolio				(18,997,663)
Class 1	13,786,865	143,543,163	10.41
Class 2	1,143	11,908	10.42

Expenses related to the reorganization were incurred by the Target Portfolio. The Advisor and Administrator voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganization.

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income (loss)	$2,111,788
Net realized/unrealized gains (losses)	38,053,515
Change in net assets resulting from operations	$40,165,303

JUNE 30, 2010	JPMORGAN INSURANCE TRUST 19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$921.50	$3.72	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class 2
Actual	1,000.00	920.00	4.90	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20 JPMORGAN INSURANCE TRUST	JUNE 30, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010    All rights reserved. June 2010.                SAN-JPMITUSEP-610

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

 (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

August 26, 2010

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

August 26, 2010